united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd, Suite 165, Goodyear, AZ 85395

(Address of principal executive offices) (Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 8/31

Date of reporting period: 8/31/17

Item 1. Reports to Stockholders.

Class I and S Shares

Annual Report
As Of August 31, 2017

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS

AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 5
Schedules of Investments	Page 45
Statements of Assets and Liabilities	Page 98
Statements of Operations	Page 102
Statements of Changes in Net Assets	Page 106
Notes to Financials	Page 112
Financial Highlights	Page 134
Report of Independent Registered Public Accounting Firm	Page 146
Supplemental Information	Page 148
Privacy Notice	Page 163

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
James S. Vitalie	Vice President
Michael J. Wagner	Chief Compliance Officer
Rose Anne Casaburri	Assistant Secretary
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	17605 Wright Street, Suite 2
Goodyear, Arizona 85395	Omaha, Nebraska 68130

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
17605 Wright Street, Suite 2	225 Liberty Street
Omaha, Nebraska 68130	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

October 23, 2017

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the twelve months from September 1, 2016 through August 31, 2017.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy. The Saratoga Advantage Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms. Combining the strength of the Trust’s performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

ECONOMIC OVERVIEW

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of 3.1% during the second quarter of 2017; an increase from the 1.2% AGR during the first quarter of 2017. During the second quarter, GDP was nicely divided between the economy’s goods producing sector and its services sector. The Gross Private Domestic Investment (GPDI) sector produces about 16.5% of the GDP and is vitally important to the growth of our economy. Most broad sectors in the GPDI section did very well, with only the residential sector detracting.

During its September 20, 2017, Federal Reserve Open Market Committee (the Committee) meeting, the Committee released the following statement, in part: “Information received since the Federal Open Market Committee met in July indicates that the labor market has continued to strengthen, and that economic activity has been rising moderately so far this year. Job gains have remained solid in recent months, and the unemployment rate has stayed low... Hurricanes Harvey, Irma, and Maria have devastated many communities, inflicting severe hardship… past experience suggests that the storms are unlikely to materially alter the course of the national economy over the medium term. Consequently, the Committee continues to expect that, with gradual adjustments in the stance of monetary policy, economic activity will expand at a moderate pace, and labor market conditions will strengthen somewhat further... In view of realized and expected labor market conditions and inflation, the Committee decided to maintain the target range for the federal funds rate at 1 to 1-1/4 percent. The stance of monetary policy remains accommodative, thereby supporting some further strengthening in labor market conditions and a sustained return to 2 percent inflation.”

Many economic statistics we track, both in terms of consumption (demand) and production (supply), are currently showing positive trends, suggesting we may be transitioning towards a sustainable expansionary stage of economic activity. Moderate expansionary environments generally mean that both production and consumption would be expected to continue pushing the economy forward, yields would potentially rise, and GDP could see moderate-to-robust growth.

Monetary Policy: The Fed’s target range for the Federal Funds Rate (FF) is 1.00 - 1.25%; the Fed left the target rate unadjusted at their September 20, 2017 meeting. Near term, the effective FF has advanced, pulling itself closer to the Consumer Price Index (CPI). Additionally, money supply as measured by M2 and MZM have both fallen to below their historic mean levels. This movement could be caused by shifting economic activity, Fed policy, or both. Normally, a change from an accommodative stance to a neutral or restrictive posture on the part of the Fed features a FF rate above both short-term Treasuries and the CPI. The Fed’s recent actions and its planned policy response to future economic metrics will likely be measured. Therefore, while it has begun the process, we believe the Fed will take its time unwinding its expansive balance sheet, leaving the banking system well capitalized for lending to the private sector. Though the trend of Fed activity is towards a more restrictive stance, which could eventually dampen stock market momentum, the nature of their moves has been extremely moderate, which is why our view on monetary policy is still neutral for stocks.

Interest Rates: Both the 1-year T-Bill (1y TB) and the 10-year T-Note (10y TN) have marched upwards since early-summer 2016. The yield curve, as measured by the 10y TN minus the 1y TB, though, has remained relatively stagnant during that period at just over 1%.

Looking forward, we expect pressure on short-term interest rates to remain moderate along with inflation. If the economy continues to perform positively, long-term rates could see similar or greater pressure, expanding the yield curve. The current level and trend of the yield spread has, in the past, correlated closely to the stock market performing near or slightly better than its long-term central tendency. Regarding long-term corporate bonds, the quality spread is declining as lower-rated bonds are falling in yield slightly faster than higher-rated bonds. A quality spread in this position is generally positive for both the economy and the stock market.

Equity Valuations: As of September 29, 2017, the S&P 5001 sat at 2,519. Our proprietary valuation work uses both fundamental and technical analysis and provides support for the S&P 500 at roughly 2,400. We believe the market is in fair-value territory. In order to create a band or range of equity market outcomes, we use a valuation tool which we refer to as our Proper PE ValuationTM tool. Among other things, this analysis provides us with a set of ranges above and below which we consider the S&P 500 overvalued or undervalued, respectively. Currently, our analysis suggests that an appropriate S&P 500 fair-value range is roughly 2,394 to 2,630. To us, fair-value means the stock market should perform within the parameter of its historic mean. The current level and direction of many economic statistics we utilize indicate that we are likely to stay in fair value range for the near-term. We are watching corporate earnings growth closely, as changes in earnings data has the potential to change valuation levels quickly.

Inflation: One of the reasons we expressed an expectation of restraint from the Fed in our interest rates discussion is our view of inflation, which we think should remain at a moderate rate of growth over the intermediate term. Historically, the employment private service providing sector’s (EPSP) weekly earnings 12-month percent change and its direction have correlated well with CPI. CPI has been trending up from the middle of 2015, and it has come close to the EPSP level, which has likewise been trending positively since May 2015. Another sector that has a long-term effect on inflation is the manufacturing sector. When there is strong pricing pressure from the manufacturing sector it tends to lift most associated prices; this tends to help wages grow, triggering an inflationary cycle. Currently, these metrics are modestly affecting inflationary pressures in our economy. The Producer Price Index (PPI) has continued its trend reversal from last summer, telling us that the supply-side is beginning to put upward pressure on inflation. The CP surpassed the Fed’s initial target of 2% earlier in the year and stayed there until May, when it posted a reading of 1.9%. There is moderate demand-side upward pressure on inflation. Until we see a steady CPI trend above 2% we believe that the Fed will be cautious about adjusting its monetary policy.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent an asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.

Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery, you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, every day, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1 -800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.

Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

[1]	The S&P 500 is an unmanaged, capitalization-weighted index. It is not possible to invest directly in the S&P 500.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. Any statements not of a factual nature constitute opinions which are subject to change without notice. Information contained herein was obtained from recognized statistical services and other sources believed to be reliable and we therefore cannot make any representation as to its completeness or accuracy. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

9510-NLD-11/3/2017

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by: M.D. Sass Investor Services, Inc., New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Period Ended August 31, 2017
		Class I
Inception:	9/1/94 — 8/31/17*	6.42%
Ten Year:	9/1/07 — 8/31/17*	2.83%
Five Year:	9/1/12 — 8/31/17*	12.61%
One Year:	9/1/16 — 8/31/17	14.00%

* Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2016, is 1.25%.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In determining which securities to buy, hold or sell, the Portfolio’s Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential. In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers. Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value.

PORTFOLIO ADVISER COMMENTARY

During the period, the Saratoga Large Cap Value Portfolio benefited from positions in the Consumer Discretionary and Financial sectors, while holdings in the Oil & Gas sector detracted from performance.

Our top pick during the year was Royal Caribbean Cruises (0.00%); the company benefited from strong demand for cruises across the world while lower oil prices helped input costs. Silicon Valley Bank (0.00%) was another strong performer, benefitting from gradually increasing interest rates and competitive positioning within the technology lending sector. Our continued exposure to rising global airline travel demand was rewarded during the past year, as the Portfolio posted material gains from positions in both Delta Airlines (4.26%) and Aercap (4.50%). Rationalization within the airline industry led to increased pricing and positive analyst earnings revisions followed.

The Portfolio’s worst performing stock was Anadarko Petroleum (0.00%), an oil & gas exploration and production company, where valuation was hurt by slowing production growth amidst weakening oil prices. Similar dynamics negatively affected our Occidental Petroleum (0.00%) position. In Healthcare, Shire (4.36%) was a drag on performance this year as the multiple compressed from concerns about the impact of generic drugs on their branded drug portfolio.

Overall, we believe that Portfolio positions are generally undervalued and that the solid fundamentals of the underlying businesses in the Portfolio will be recognized. Most recently the Portfolio added investments in Packaging Corp (0.00%), American International Group (0.00%), and Comcast (0.00%).

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/17. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Celgene Corp.	5.0%
AerCap Holdings NV	4.5%
Shire PLC	4.4%
Delta Air Lines, Inc.	4.3%
Discover Financial Services	4.2%
Allergan PLC	4.2%
Realogy Holdings Corp.	4.0%
ARRIS International PLC	4.0%
Gilead Sciences, Inc.	3.9%
Liberty Ventures	3.9%

*	Based on total net assets as of August 31, 2017.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Value Average (“Large Value Average”), as of August 31, 2017, consisted of 1,284 mutual funds comprised of large market capitalization value stocks. The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average

The S&P 500/Citigroup Value Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Value Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2017
		Class I
Inception:	9/1/94 — 8/31/17*	7.83%
Ten Year:	9/1/07 — 8/31/17*	9.78%
Five Year:	9/1/12 — 8/31/17*	15.83%
One Year:	9/1/16 — 8/31/17	17.04%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2016, is 1.21%.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio’s Adviser employs quantitative and qualitative analysis that seeks to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISER COMMENTARY

The financial narrative of the past several years has largely been cost cutting, share buy backs, flat revenues and global stimulus programs aimed at supporting aggregate demand and fighting deflation. As the annual period progressed, each of these was seemingly set aside in favor of a focus on corporate earnings. Towards the end of the twelve months ending August 31, 2017, many equity markets notched new highs and company earnings reports were the best in years. Economic strength was not confined to the US with all 45 OECD countries registering economic growth. Even Japan is registering consistent economic and employment growth.

During the period, top contributors in the Large Cap Growth Portfolio were Align Technologies (2.17%), Adobe Systems (2.56%) and VMware (2.40%). Align Technology, a designer and manufacturer of orthodontics, continued to gain domestic and international market share with its invisible teeth moving technology. VMware, a developer of storage virtualization software, continued to beat expectations as customers adopted its hybrid cloud strategies. Adobe Systems, a software developer, benefitted from the continued growth in the delivery of digital content via the internet.

A small underweight to Apple (6.11%), a consumer electronics and software company, proved costly given the stocks large return. While gaining share from traditional retailers, Ross Stores (0.00%), an off-price retailer, proved it was not completely immune to the migration of shopping to online channels. Additionally, the company began to face expense headwinds primarily from wage pressures. Target (0.00%), a retailer, was sold from the Portfolio shortly after reporting disappointing holiday sales. Additionally, the company struggled with food commodity prices flipping between inflationary and deflationary.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/17. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW (Continued)

Looking forward, it appears the earnings picture has entered a virtuous cycle. Many companies and consumers are optimistic about the future which helps stimulate activity resulting in higher sales. Better sales growth makes it easier for companies to generate sustainable profit growth which helps lead to more optimism and spending.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/17. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Apple, Inc.	6.1%
Facebook, Inc. - Cl. A	5.2%
Microsoft Corp.	3.8%
Home Depot, Inc.	3.3%
McDonald’s Corp.	3.0%
PayPal Holdings, Inc.	2.9%
Amazon.com, Inc.	2.6%
Adobe Systems, Inc.	2.6%
Vmware, Inc.	2.4%
Vertex Pharmaceuticals, Inc.	2.4%

*	Based on total net assets as of August 31, 2017.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Growth Average (“Large Growth Average”), as of August 31, 2017, consisted of 1,416 mutual funds comprised of large market capitalization growth stocks. The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average

The S&P 500/Citigroup Growth Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by: Vaughn Nelson Investment Management, L.P., Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2017
		Class I
Inception:	1/7/03 — 8/31/17*	9.57%
Ten Year:	9/1/07 — 8/31/17 *	6.76%
Five Year:	9/1/12 — 8/31/17*	12.11%
One Year:	9/1/16 — 8/31/17	6.55%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2016, is 1.84%.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies. The Adviser invests in medium capitalization companies with a focus on total return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes: (i) companies earning a positive economic margin with stable-to-improving returns; (ii) companies valued at a discount to their asset value; and (iii) companies with an attractive dividend yield and minimal basis risk. In selecting investments, the Adviser generally employs the following strategy: (i) value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood; (ii) use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and (iii) use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

PORTFOLIO ADVISER COMMENTARY

US equity markets rallied materially in reaction to Donald Trump winning the presidency. Investors believed Trump’s supposed pro-growth platform of corporate tax reform, broad regulatory relief, infrastructure spending, and protectionist trade policies would help to replace monetary policy as the driver of US growth.

Capital markets remained supported by improving economic data, low interest rates, and liquidity injections by foreign central banks. However, margins and valuations for many equities are at, or near, all-time highs while business and credit cycles are quite mature. We continue to believe that pro-growth fiscal policies are necessary to achieve earnings expectations going forward. As we continue to transition from monetary to fiscal stimulus, we expect market volatility to increase from today’s exceptionally low levels.

During the year, stock selection within Energy, Financials, and Health Care detracted the most from relative performance. Specifically, oil-focused energy stocks performed poorly during the year as oil supply growth outstripped demand. Stock selection in Health Care was also difficult due to drug pricing challenges and the uncertainty surrounding the Affordable Care Act. During the year, we increased Portfolio weightings in Consumer Discretionary, REITs, and Utilities while reducing weightings in Health Care and Technology. The Portfolio is overweight Consumer Discretionary, Energy, Financials, Materials, and Technology while underweight Consumer Staples, Health Care, Industrials, REITs, and Utilities.

The Federal Reserve (Fed) is anticipating one additional rate hike in December of 2017 and is supposed to begin “Quantitative Tightening” in October of 2017. We believe economic growth should continue at a modest pace and support the current market

INVESTMENT REVIEW

environment provided the Fed continues to raise rates in a manner that does not tighten liquidity conditions or dampen economic activity. Our outlook remains balanced, stock-specific, and not reflective of opportunities in specific industries, regions of the world, or broader market indices.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MID CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Mohawk Industries, Inc.	2.8%
Fidelity National Information Services, Inc.	2.7%
New Residential Investment Corp.	2.6%
Ares Capital Corp.	2.6%
Arthur J Gallagher & Co.	2.3%
Aramark	2.2%
Atlantica Yield plc	2.2%
First American Financial Corp.	2.2%
Crown Holdings, Inc.	2.1%
Constellium NV	2.1%

*	Based on total net assets as of August 31, 2017.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as of August 31, 2017, consisted of 454 mutual funds comprised of mid market capitalization stocks. The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Which represents approximately 27% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.9 billion; the median market capitalization was approximately $3.2 billion. The Index had a total market capitalization range of approximately $.8 billion to $12.2 billion. Investors may not invest in the Index directly; unlike the Portfolio’s return. the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by: Zacks Investment Management, Inc., Chicago, Illinois

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2017
		Class I
Inception:	9/1/94 — 8/31/17*	8.59%
Ten Year:	9/1/07 — 8/31/17*	5.17%
Five Year:	9/1/12 — 8/31/17*	8.84%
One Year:	9/1/16 — 8/31/17	16.84%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2016, is 1.75%.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined “bottom-up” approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

PORTFOLIO ADVISER COMMENTARY

During the annual period ending 8/31/2017, Small Cap stocks generally outperformed Mid Cap stocks but generally underperformed Large Cap stocks. Two events dominated the markets: the global economy, especially in Europe and Asia, recovered and growth started accelerating; US elections brought in a new president and a Congress from his party. The economic agenda of the new administration in the form of tax cuts, infrastructure spending, and looser regulations was seen by the markets as stimulating the US economy and accelerating its growth. This increased investor optimism and helped cause the stabilization of commodity prices, driving many investors to bet on stronger corporate profit growth. Such an environment helped spur increased investor risk appetite, largely benefiting Small Cap companies.

The Saratoga Small Capitulation Portfolio performed well during the annual period ending 8/31/2017. The Portfolio’s overweight to outperforming Technology and underweight to underperforming Consumer Staples and Energy sectors helped relative performance. On the other hand, the Portfolio’s overweight to underperforming Consumer Discretionary and underweight to the outperforming Health Care sector hurt relative performance.

Over the course of the period, the Portfolio purchased Take-Two Interactive (0.84%), Roger’s Corp. (1.28%), Evercore Inc. (1.31%) and Aaron’s Inc. (0.74%). The Portfolio sold Isle of Capri Casino (0.00%), Brady Corp. (0.00%), Lending Tree (0.00%) and Nuvasive Inc. (0.00%).

If the US administration can deliver on promises for implementing tax reform and infrastructure spending, and if these moves result in US economic growth acceleration, growth-sensitive Small Cap companies could continue to see strong gains, with smaller companies reaping the benefit of investors maintaining a high appetite for risk. This could lead to attractive relative returns for Small Cap stocks looking forward.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/17. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Littelfuse, Inc.	2.0%
Moelis & Co.	2.0%
LGI Homes, Inc.	1.9%
Infinity Property & Casualty Corp.	1.6%
Inogen, Inc.	1.6%
MKS Instruments, Inc.	1.5%
Grand Canyon Education, Inc.	1.5%
City Holding Co.	1.5%
Essent Group Ltd.	1.5%
Vail Resorts, Inc.	1.5%

*	Based on total net assets as of August 31, 2017.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Small Blend Average (“Small Blend Average”), as of August 31, 2017, consisted of 810 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average

The Russell 2000 Index is comprised of the 2,000 smallest U.S domicile publicly traded common stock which are included in the Russell 3000 Index. The common stock included in the Russell 2000 Index represent approximately 10% of the U.S equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S domicile publicity traded common stocks by market capitalization representing approximately 98% of the U.S publicity traded equity market. The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by: De Prince, Race & Zollo, Inc.,Winter Park, Florida

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2017
		Class I
Inception:	9/1/94 — 8/31/17*	1.46%
Ten Year:	9/1/07 — 8/31/17*	-2.16%
Five Year:	9/1/12 — 8/31/17*	3.86%
One Year:	9/1/16 — 8/31/17	12.76%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2016, is 2.74%.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser seeks to purchase undervalued stocks with above average dividend yields and a fundamental catalyst such as improving prospects or a sustainable competitive advantage. Emphasis is placed on bottom-up stock selection. In addition, the Adviser considers four global opportunity fundamentals- Macro, Political, Business and Portfolio diversification- to assist in the basis the Portfolio’s construction. A stock is sold when it no longer meets the Adviser’s criteria.

PORTFOLIO ADVISER COMMENTARY

During the annual period, stock selection in Financials was strong as the Saratoga International Equity Portfolio’s holdings rose significantly. Financial stock selection in Italy (Assicurazoni General (2.58%), Banca Generali (1.11%) and UniCredit (1.75%)) was particularly strong. From a country perspective, stock selection within Japan contributed to performance. A diverse group of names from Japan, including Alps Electric (0.92%) from Information Technology, Lixil (1.19%) from Industrials, Taiheiyo Cement (1.09%) from Materials and Santen Pharma (1.49%) from Healthcare were each top performers during the past year.

Stock selection and a relative underweight within Information Technology was the largest sector detractor to performance. Many of the names leading the sector higher are growth-oriented and do not screen within our relative value process. From a country perspective, stock selection in Sweden was a headwind to performance with Ericsson (0.00%), the mobile phone manufacturer, underperforming.

Improving earnings expectations are helping to drive the equity rally in all regions of the world. During the year we exited outperformers in Developed Europe and increased exposure in Latin America and Australia. From a sector perspective, Portfolio weights in Materials and Consumer Discretionary increased while exposures in Financials and Consumer Staples decreased.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/17. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Assicurazioni Generali SpA	2.6%
Sekisui House Ltd.	2.2%
Santos Ltd.	2.2%
Sumitomo Mitsui Trust Holdings, Inc.	2.2%
LG Chem Ltd	2.1%
Schneider Electric SE	2.1%
Whitecap Resources, Inc	2.1%
Roche Holding AG	2.1%
Accor SA	2.1%
BNP Paribas SA	2.0%

*	Based on total net assets as of August 31, 2017.

Excludes short-term investments.

Portfolio Composition*

MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 21 Emerging Markets countries. With 1,824 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Period Ended August 31, 2017
		Class I
Inception:	1/28/03 — 8/31/17*	9.54%
Ten Year:	9/1/07 — 8/31/17*	10.93%
Five Year:	9/1/12 — 8/31/17*	14.79%
One Year:	9/1/16 — 8/31/17	4.43%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2016, is 1.90%.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser utilizes a top-down investment approach focused on long-term economic trends. The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential. Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices. The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

PORTFOLIO ADVISER COMMENTARY

With a Republican controlled federal government in place for the last ten months there has been a lot of talk of repealing, or at least revising, the Affordable Care Act. These efforts have stalled, but the stock market appears to have shrugged off the news, and many Healthcare stocks posted nice gains over the annual period. The Department of Justice blocked two large managed care mergers: Anthem-Cigna and Aetna-Humana. Despite this, the stocks have done very well. The only large insurer that wasn’t involved in the consolidation drama was longtime holding UnitedHealth (3.66%), which also performed well during the period. Incredibly, despite the rapid appreciation in their stock prices, we believe these companies still offer investors above-average free cash flow yields.

While managed care and medical device stocks had a strong year, pharmaceutical distributors, pharmacy benefit managers (PBM), and generic pharmaceuticals lagged – and hurt performance in the Saratoga Health & Biotechnology Portfolio. These stocks are being affected by concerns about pricing power and in some cases regulatory fears. We believe these worries are overblown and that the market is pricing in an overly pessimistic scenario; price-to-earnings multiples on the distributors and PBM stocks are in an attractive range, while the generics are priced even lower. We believe these represent advantageous entry points for long-term investors.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/17. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
HEALTH & BIOTECHNOLOGY PORFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Amgen, Inc.	9.6%
Anthem, Inc.	7.0%
Waters Corp.	6.5%
Biogen, Inc.	5.1%
McKesson Corp.	5.1%
Cardinal Health, Inc.	4.9%
Johnson & Johnson	4.7%
Express Scripts Holding Co.	4.5%
Sanofi	4.5%
GlaxoSmithKline PLC	4.2%

*	Based on total net assets as of August 31, 2017.

Excludes short-term investments.

Portfolio Composition*

The S&P 500®Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses. Such costs would lower performance. It is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2017
		Class I
Inception:	1/7/03 — 8/31/17*	12.65%
Ten Year	9/1/07 — 8/31/17 *	12.35%
Five Year:	9/1/12 — 8/31/17*	15.99%
One Year:	9/1/16 — 8/31/17	23.97%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2016, is 1.84%.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, valuation, competitive advantages and management.

PORTFOLIO ADVISER COMMENTARY

Technology was one of the best performing sectors over the annual period, driven largely by innovation, healthy revenue growth, strong profitability, good capital allocation, and a relatively attractive starting point from a valuation standpoint. The prior fiscal year, Tech also posted strong gains. This superior performance can’t last forever, and the risk-reward in the sector isn’t as favorable as it was a couple of years ago, but conditions remain far from the extremes we have seen in the past.

Much of the strong performance in the sector, especially in 2017, can be attributed to the mega-caps, such as Apple (6.32%), Alphabet (10.08%), Amazon (4.60%), Facebook (5.53%) and Microsoft (4.32%). These companies, all of which we hold in the Saratoga Technology & Communications Portfolio, have each built valuable platforms that benefit from a network effect whereby the product or service gains more value as more people use it. We believe that one of the reasons these companies have earned such high valuations is that it would be very difficult for a competitor to replicate what they have created. Of course, even firms with attractive business characteristics can be overvalued, and time will tell which, if any, fit that description. But overall, we don’t think these stocks are unreasonably valued, given their robust free cash flow, high returns on equity, top-line growth, and favorable business positioning.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/17. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Apple, Inc.	6.3%
Facebook, Inc.	5.5%
Alphabet, Inc.	5.5%
Cisco Systems, Inc.	5.4%
Oracle Corp.	5.2%
Amazon.com, Inc.	4.6%
Alphabet, Inc.	4.6%
Xilinx, Inc.	4.3%
Microsoft Corp.	4.3%
Amdocs Ltd.	3.6%

*	Based on total net assets as of August 31, 2017.

Excludes short-term investments.

Portfolio Composition*

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distribution and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2017
		Class I
Inception:	1/7/03 — 8/31/17*	5.54%
Ten Year:	9/1/07 — 8/31/17*	-2.03%
Five Year:	9/1/12 — 8/31/17*	-2.39%
One Year:	9/1/16 — 8/31/17	6.02%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2016, is 3.56%.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality companies within the energy and basic materials sectors. The Adviser’s selection process incorporates a multi-factor valuation framework, capital structure, and financial quality analysis. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, and price to operating cash flow. Valuation methodology is industry-specific within the energy and basic materials sectors. This process produces a list of eligible companies which are then subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISER COMMENTARY

For the annual period ended August 31, 2017, Energy companies generally trailed the broad market averages as the Energy sector languished. Materials companies generally fared much better than Energy companies and generally performed in-line with market averages.

Despite crude and natural gas prices finishing the period almost exactly where they began, the most commodity price-sensitive Energy companies provided poor performance. Oil & Gas Drillers fell precipitously, and Exploration & Production companies dropped as well. Refiners, which frequently move opposite of the commodity price, rose for the period. Materials stocks had a much more favorable commodity pricing environment as industrial commodities and chemical prices increased during the period. The steel companies in the Portfolio performed particularly well on a relative basis.

Top contributors for the period were Steel Dynamics (0.00%), Dow Chemical (4.47%) and Posco ADR (2.73%). Steel Dynamics, Inc. is a steel producing and metal recycling company. The company reported operating results above expectations, based on both higher shipments and metal spread expansion. Higher earnings were driven by the company’s flat roll operations, as demand remained strong and customer inventory levels continue to be positioned at historically low levels.

Key detractors for the period were QEP Resources (0.97%), Diamond Offshore Drilling (2.10%) and Devon Energy (1.92%). QEP Resources is an independent crude oil and natural gas exploration and production company. The company focuses on two regions of the United States: Northern (primarily in North Dakota, Wyoming and Utah) and Southern (primarily in Texas and Louisiana). Though QEP reported full year earnings better than expectations, shares fell on production forecast reductions.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/17. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Royal Dutch Shell PLC	6.3%
Exxon Mobil Corp.	5.8%
TOTAL SA	5.5%
Chevron Corp.	4.6%
Dow Chemical Co.	4.5%
CNOOC Ltd.	3.7%
LyondellBasell Industries NV	3.3%
Valero Energy Corp.	3.0%
Sasol Ltd.	2.8%
International Paper Co.	2.8%

*	Based on total net assets as of August 31, 2017.

Excludes short-term investments.

Portfolio Composition*

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2017
		Class I
Inception:	1/7/03 — 8/31/17*	3.08%
Ten Year:	9/1/07 — 8/31/17*	-0.37%
Five Year:	9/1/12 — 8/31/17*	11.35%
One Year:	9/1/16 — 8/31/17	18.79%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2016, is 3.75%.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality financial services companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, and capital structure. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, cash held to price and various cash flow ratios. Valuation methodology is industry-specific within the financial services sector. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISER COMMENTARY

During the annual period, the top contributors to the Saratoga Financial Services Portfolio were East West Bancorp (2.62%), Regions Financial (2.35%) and Ameriprise Financial (2.73%). East West Bancorp, a California-based bank holding company with 130 offices across the US and China, delivered much greater than expected year-over-year earnings growth. Regions Financial is an Alabama-based bank holding company with roughly $125 billion in assets. Regions does business in 16 states in the Southern US, Midwestern US, and Texas and has 1,630 retail banking offices. Over the past the year Regions grew earnings significantly relative to expectations. Additionally, Regions announced plans to reduce core operating expenses, a key focus of investors, by the end of 2019.

Key detractors were Blackrock (0.52%), Discover Financial (2.46%) and NASDAQ Inc. (0.00%). Blackrock is an investment management company that provides a range of investment and risk management services to institutional and retail clients worldwide including the iShares family of ETFs. Blackrock reported annual earnings that were slightly below expectations despite strong managed assets inflows as investors continued to shift assets from higher-fee actively managed strategies to lower priced ETFs and passive strategies.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/17. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
FINANCIAL SERVICES PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Berkshire Hathaway, Inc.	8.9%
Citigroup, Inc.	4.7%
JPMorgan Chase & Co.	4.7%
Bank of America Corp.	4.3%
Wells Fargo & Co.	4.2%
US Bancorp	4.1%
PNC Financial Services Group, Inc.	3.8%
Aon PLC	3.2%
Allstate Corp.	3.1%
Morgan Stanley	3.0%

*	Based on total net assets as of August 31, 2017.

Excludes short-term investments.

Portfolio Composition*

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification defined by Lipper. The Index is adjusted for the reinvestment of capital gains income dividends. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by: Granite Springs Asset Management, LLC, Summit, New Jersey

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Period Ended August 31, 2017
		Class I
Inception:	9/1/94 — 8/31/17*	3.86%
Ten Year:	9/1/07 — 8/31/17*	2.47%
Five Year:	9/1/12 — 8/31/17*	0.52%
One Year:	9/1/16 — 8/31/17	0.00%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2016, is 1.36%.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer’s creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years.

PORTFOLIO ADVISER COMMENTARY

During the past year, we felt that the economic recovery would continue and that corporate bonds would continue to offer attractive alternatives to US Treasuries. That enabled the Saratoga Investment Quality Bond Portfolio to garner incremental yield in excess of what shorter term Treasuries offered. While inflation has not been as robust as we or the Federal Reserve expected, the economy has proved more resilient and continues to advance as strong housing and employment trends have caused many consumers and investors to remain confident about the prospects for business conditions. Due to the continued strong economic backdrop, the Federal Reserve has embarked upon a plan to raise short-term interest rates and has said it will begin to normalize its balance sheet by reducing its holding of various US Treasury and agency securities. As such, the bond market’s dynamics could change drastically in the next year and we have positioned the Investment Quality Bond Portfolio in what we consider to be a defensive posture. To accomplish that, we have focused our corporate bond holdings in short- to intermediate-term issues and for our longer duration needs, have focused the portfolio in Treasury Inflation Protected Securities. These TIPS could also benefit if inflation readings increase in the year ahead.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
U.S. Treasury Inflation Protection Securities, 0.375%, 07/15/23	7.8%
U.S. Treasury Inflation Protection Securities, 0.125%, 01/15/23	7.7%
U.S. Treasury Notes, 2.000%, 07/31/22	5.9%
U.S. Treasury Inflation Protection Securities, 0.125%, 01/15/23	5.5%
General Electric Co., 5.500%, 01/08/20	4.8%
U.S. Treasury Inflation Protection Securities, 0.125%, 01/15/22	4.7%
U.S. Treasury Inflation Protection Securities, 0.375%, 07/15/25	4.5%
Federal Home Loan Mortgage Corp., 1.750%, 05/30/19	4.4%
U.S. Treasury Notes, 1.375%, 01/31/20	3.6%
Province of Ontario, Canada, 2.450%, 06/29/22	3.0%

*	Based on total net assets as of August 31, 2017.

**	Based on total investments as of August 31, 2017.

Excludes short-term investments.

Portfolio Composition**

The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Indexes are not managed and it is not possible to invest directly in an Index.

The Barclays Intermediate Government/ Credit Bond Index is composed of the bonds in the Barclays Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Barclays Government/Credit Bond Index consist of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Barclays Index is an unmanaged index which does not included fees and expenses. Investor may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by: Granite Springs Asset Management, LLC, Summit, New Jersey

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Period Ended August 31, 2017
		Class I
Inception:	9/1/94 — 8/31/17*	3.07%
Ten Year:	9/1/07 — 8/31/17*	1.57%
Five Year:	9/1/12 — 8/31/17*	0.42%
One Year:	9/1/16 — 8/31/17	-1.35%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2016, is 2.92%.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Portfolio’s Adviser generally invests the Portfolio’s assets in municipal obligations. There are no maturity limitations on the Portfolio’s securities. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”), or Fitch Inc. (“Fitch”) or, if not rated, of comparable quality in the opinion of the Portfolio’s Adviser.

PORTFOLIO ADVISER COMMENTARY

Throughout 2017, the ability of the municipal bond (muni) market to shake off potentially negative forces and still perform well has been impressive. The resiliency of the muni market continued in the third quarter, even prompting a little “I-can’t-quite-believe-it” head shaking from some market observers along the way. In 2017, the muni market has had to sort through a new Presidential administration, a new Congress, and the possibility of tax law changes negatively impacting muni bond demand and valuations. The market also has had to deal with the Federal Reserve’s consistent forecast of a series of rate hikes in 2017. On top of these factors, the market has had to keep in mind possible credit quality deterioration and rating changes from the persistently underfunded pension obligations of many muni bond issuers. For good measure, let’s not forget the ongoing credit stories of Puerto Rico, Illinois, Chicago, and New Jersey (to which we must now add Hartford, CT).

That’s a lot to sort through. In the face of all this, the muni market’s supply and demand fundamentals have remained remarkably consistent and conducive to reasonable total returns this year. With the refunding of older outstanding issues declining this year, new issue supply has been comfortably below last year’s level, making bond availability a challenge and relative scarcity a reality. Even with the fluctuating demand from crossover buyers, the overall demand for municipal bonds has been quite steady and more than enough to meet existing supply. These positive fundamentals have helped the muni market weather the above-mentioned uncertainties lying in wait.

However the rise in Treasury bond yields or implementation of tax reform may work out, we believe the short/intermediate maturity sector of the muni bond market is likely to endure possible negative impacts comparatively better than longer maturities. Buying defensive-oriented, value-laden muni paper in short/intermediate maturity sector could be even more helpful in dealing with potential clouds gathering on the municipal bond horizon.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MUNICIPAL BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Connecticut State Special Tax Revenue, 5.00%, 8/1/27	6.7%
New Jersey Turnpike Authority, 5.00%, 1/1/31	6.0%
State of Minnesota, 5.00%, 8/1/24	5.5%
San Diego Unified School District, 5.00%, 7/1/28	5.5%
Industrial Development Authority of the County of Yavapai, 5.00%, 8/1/26	5.4%
Delaware State Economic Development Authority, 5.00%, 10/1/29	5.4%
Washington State University, 5.00%, 10/1/40	5.2%
Count of New Castle DE, 4.00%, 7/15/21	5.0%
Salt River Project Agricultural Improvement & Power District, 5.00%, 12/1/19	4.9%
Triborough Bridge & Tunnel Authority, 5.00%, 11/15/29	4.9%

*	Based on total net assets as of August 31, 2017.

Excludes short-term investments.

Portfolio Composition*

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit rating. Indexes are not managed, and it is not possible to invest directly in the Index.

The Barclays Municipal Bond Index consist of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristic: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Barclays Index is an unmanaged index which does not include fees and expenses. Investors may nit invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by: CLS Investments, LLC, Omaha, Nebraska

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class I)
8/31/17	0.00%

Total Aggregate Return for the Period Ended August 31, 2017
		Class I
Inception:	9/1/94 — 8/31/17*	1.94%
Ten Year:	9/1/07 — 8/31/17*	0.22%
Five Year:	9/1/12 — 8/31/17*	0.01%
One Year:	9/1/16 — 8/31/17	0.01%

¹	The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2016, is 0.93%.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

INVESTMENT REVIEW

JAMES ALPHA MACRO PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long -term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Period Ended August 31, 2017
	One Year:	Five Year:	Inception:	Inception:
	9/1/16 - 8/31/17*	9/1/12 - 8/31/17*	2/1/11 - 8/31/17*	8/17/17 - 8/31/17*
Class I	-1.93%	-1.56%	-0.45%	NA
Class S	NA	NA	NA	1.33%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2016, is 2.08% for Class I, and stated in the prospectus dated June 7, 2017, is 1.84% for Class S.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by investing all or substantially all of its assets in the following market sectors (“Sectors”): commodities; global inflation-linked bonds; event-linked securities; global equities; emerging market bonds; emerging market currencies; high-yield bonds, quantitative, and global macro. The Manager allocates the Portfolio’s assets across the Sectors based on the Manager’s forecasted return and risk characteristics for each Sector. The Portfolio may invest no more than 33⅓% of its assets in any single Sector at the time of initial investment or as a result of a rebalancing, although actual Sector weightings may deviate from the maximum allocation percentage from time to time due to market movements.

PORTFOLIO ADVISER COMMENTARY

The annual period was marked by continued rallies in risky asset classes, with some US Equity, Emerging Market Equity, and US High Yield Bond indices hitting all-time highs. Moderate growth, low inflation and easy monetary policy continued to provide a positive backdrop. Many investors brushed off negative headlines, pushing valuations higher. Such rejection of potentially negative news can be a positive sign; however, we continue to see a divergence between price action and underlying fundamentals.

Much of the period was defined by geo-political uncertainty with the new US administration capturing headlines. Nevertheless, equity volatility remained largely stagnant with only a hand full of “blips.” Leadership in global equity markets shifted over the year, as investors found value in Emerging Markets and a weakening US dollar boosted returns.

Equally of note to the rally in risky asset classes was lackluster performance in investment grade bonds and US Treasuries. Policy expectations for the new administration reignited inflation expectations helping benchmark interest rates rise and bond prices fall. The US 10-year yield rose, while Emerging Market bonds generally rallied back from sharp declines following the US election results.

James Alpha Macro Portfolio performance suffered from macro trend-following strategies as global growth proved resilient and investors continued the risk on trade. We maintain our current positioning with a tilt toward managed futures managers

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA MACRO PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Vanguard Total International Bond ETF	20.0%
AQR Managed Futures Strategy Fund	6.5%
Altegris Futures Evolution Strategy Fund	5.9%
AdvisorShares STAR Global Buy-Write ETF	4.1%
Guggenheim S&P 500 Equal Weight ETF	3.5%
SPDR Barclays Euro High Yield Bond UCITS ETF	2.7%
iShares JP Morgan USD Emerging Markets Bond ETF	2.4%
VanEck Vectors Emerging Markets High Yield Bond	2.1%
iShares S&P GSCI Commodity Indexed Trust	1.6%
SPDR Gold Shares	1.6%

*	Based on total net assets as of August 31, 2017.

Excludes short-term investments.

Portfolio Composition*

Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

Advised by: Ranger Global Real Estate Advisors, LLC, New York, New York

Objective: The Portfolio seeks total return consisting of current income and capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2017
	One Year:	Five Year:	Inception:	Inception:
	9/1/16 - 8/31/17*	9/1/12 - 8/31/17*	8/1/11 - 8/31/17*	8/17/17 - 8/31/17*
Class I	10.82%	8.75%	9.01%	NA
Class S	NA	NA	NA	0.83%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2016, is 1.47% for Class I, and stated in the prospectus dated June 7, 2017, is 1.31% for Class S.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Sub-Adviser uses both a quantitative screening process and a qualitative stock selection process when selecting securities for investment by the Portfolio. Quantitative Screening Process: The Sub-Adviser and Green Street Advisors have designed a proprietary quantitative screening model, the Global Real Estate Investment Model (the “Model”), which the Sub-Adviser uses to identify the securities in which the Portfolio may invest. The Model identifies approximately 80 qualifying securities for evaluation by the Sub-Adviser (“Qualifying Securities”). Qualifying Securities may include those issued by companies in a variety of sectors within the real estate industry, including, among others, the retail, office, industrial, hotel, healthcare multi-family and self-storage sectors. Qualitative Stock Selection Process: All Qualifying Securities are evaluated by the Sub-Adviser in determining appropriate investments for the Portfolio. The Sub-Adviser selects the top 40 to 50 securities from among the approximately 80 Qualifying Securities based on its assessment of certain factors including, but not limited to, management quality, balance sheet strength, debt structure and maturities, lease term and renewal schedule, tenant credit quality, regional macroeconomic conditions and trends and projected demand drivers and supply constraints for space. The Sub-Adviser may sell a security held in the portfolio when it no longer qualifies under the parameters established by the Model.

PORTFOLIO ADVISER COMMENTARY

During the annual period ended August 31, 2017, despite continued improvement in fundamentals and solid earnings growth, real estate stock prices were initially weighed down as fears of rising interest rates and uncertainty over the outcome of the US presidential election weighed on investor confidence. Nevertheless, the outcome of the election in early November seemed to boost investor expectations for increased stimulus spending, tax reform and reduction of regulatory burdens. By the end of the period, global real estate stocks generally had moved higher, benefiting from the improving economic outlook, particularly outside the US. Economic growth continues at a moderate pace, but improvement is now less reliant on continued central bank monetary policy. Many US and international consumers and businesses are significantly more positive about the outlook than they were this time last year. We expect the economic and real estate cycles to remain in a prolonged recovery stage.

The still-slow pace of economic growth, subdued development starts, a low inflation/low interest rate environment could support continued investor demand for real estate. We estimate that listed property companies globally trade at a 9% discount to our estimates of the private market value of the real estate they own; thus, commercial real estate is “on sale” in the listed markets by our definition. While a move higher in short-term interest rates can cause transitory dislocation among yield-sensitive asset classes, including the listed property company sector, history suggests that property company shares could ultimately benefit from the underlying forces that cause rates to move higher, namely economic growth that drives more demand for commercial space. The general conclusion is that listed real estate has the potential to generate positive returns during periods of rising interest rates, at least for the patient investor. Thus, we believe the bull case for global REITs remains intact. Despite the length of the current bull market, we remain focused on the truism that bull markets don’t die of old age, they die of excesses. For real estate, that means excess new supply from development, which continues to be muted with the most recent data pointing to a tick down in new construction.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Colony NorthStar, Inc.	7.0%
Kennedy-Wilson Holdings, Inc.	4.1%
Nextdc Ltd.	3.3%
Mitsui Fudosan Co. Ltd.	3.2%
Nippon Building Fund, Inc.	3.1%
BUWOG AG	3.0%
CoreCivic, Inc.	2.8%
Mitsubishi Estate Co. Ltd.	2.7%
Jernigan Capital, Inc.	2.5%
Extra Space Storage, Inc.	2.4%

*	Based on total net assets as of August 31, 2017.

Excludes short-term investments.

Portfolio Composition*

The FTSE EPRA/NAREIT Developed Net Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide long-term capital appreciation as its primary objective, with a secondary objective of providing income for its shareholders.

Total Aggregate Return for the Period Ended August 31, 2017
	One Year:	Inception:	Inception:
	9/1/16 - 8/31/17*	9/29/14 - 8/31/17*	8/17/17 - 8/31/17*
Class I	1.75%	-1.48%	NA
Class S	NA	NA	1.60%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2016, is 3.58% for Class I, and stated in the prospectus dated June 7, 2017, is 3.30% for Class S.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The principal investment strategies that will be employed by the Portfolio include the following: (i) Equity Strategies- the Portfolio will seek equity exposure using a combination of investment strategies that may include long-only strategies and long/short equity strategies; (ii) Merger Arbitrage Strategies- the Portfolio’s merger arbitrage strategy is to invest in equity securities of U.S. and foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations; (iii) Real Estate-Related Strategies- the Portfolio’s real-estate related strategy is to invest, either directly or through other investment companies, in publicly traded real estate investment trusts (“REITs”), including REIT preferred stock, and securities of other publicly traded real estate and real estate-related companies; and (iv) Master Limited Partnership (MLP) Strategies- the Portfolio will invest up to 25% of its assets in publicly traded MLP investments and exchange-traded notes (ETNs) that track MLPs. The Portfolio may invest in companies of any size (from micro-cap to large-cap) in each of its investment strategies. While the Portfolio may generally invest in foreign securities without limitation, the Portfolio will limit its investments in emerging markets securities to 25% of the Portfolio’s assets.

PORTFOLIO ADVISER COMMENTARY

James Alpha Multi Strategy Alternative Income Portfolio diversification and asset class selection have been the key drivers of the Portfolio’s performance in 2017. Despite a post-election spike, interest rates have remained relatively low, helping drive real estate returns. As foreign capital flows increase in the US we could see real estate and other financial assets benefit. The Portfolio’s MLP exposure was the only detractor from performance during the annual period, which can partially be contributed to the volatility in oil prices.

We believe the Portfolio is positioned to take advantage of growth offsetting interest rate sensitivity in real estate, small cap sectors performing well based on the improving consumer sentiment and pro-growth policy, and a merger arbitrage position intended to offset our interest rate sensitive income investments. We will continue to adjust the Portfolio in ways we see prudent for the current environment and remain optimistic with respect to the current positioning of the Portfolio.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
NXP Semiconductors NV	3.0%
James Alpha Hedged High Income Portfolio	2.8%
Semper MBS Total Return Fund	2.7%
Time Warner, Inc.	2.4%
WisdomTree Japan Hedged Equity Fund	2.2%
DuPont Fabros Technology, Inc.	2.1%
VCA, Inc.	2.1%
Colony NorthStar, Inc.	1.9%
Antero Midstream Partners LP	1.8%
MPLX LP	1.7%

*	Based on total net assets as of August 31, 2017.

Excludes short-term investments and short-sales.

Portfolio Composition*

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide capital appreciation as its primary objective.

Total Aggregate Return for the Period Ended August 31, 2017
	One Year:	Inception:	Inception:
	9/1/16 - 8/31/17*	7/31/15 - 8/31/17*	8/17/17 - 8/31/17*
Class I	4.42%	2.19%	NA
Class S	NA	NA	0.78%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2016, is 2.38% for Class I, and stated in the prospectus dated June 7, 2017, is 1.70% for Class S.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

Under normal market conditions, the Portfolio will seek to achieve its objective by combining a long equity strategy with an options hedging strategy that seeks to provide protection during significant equity market downturns. The long equity strategy seeks to replicate the returns of the S&P 500® Index and to enhance these returns through the use of leverage. The Portfolio will achieve exposure to S&P 500® Index companies primarily through exchange-traded funds (“ETFs”), mutual funds and closed-end funds but may also gain exposure through direct investment in common and preferred stocks. The Portfolio’s Sub-Adviser will use its discretion on when to deploy the options hedging strategies, which will vary depending on option prices. The Sub-Adviser may also seek to enhance the returns of the Portfolio’s long equity strategy by buying or selling options on ETFs whose strategies seek to minimize volatility (volatility ETFs). Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or investments that provide exposure to equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Portfolio intends to borrow money to create leverage of up to 30% of the Portfolio’s assets. The Portfolio plans to invest the assets obtained through leverage in additional instruments that provide exposure to the S&P 500® Index companies as well as in additional options as part of the Portfolio’s hedging strategies. The Portfolio will therefore have long exposure of up to 130% its assets. The Sub-Adviser uses proprietary valuation methods and risk measures as well as publicly available data regarding market volatility levels in managing the hedging strategies. The Sub-Adviser considers multiple factors in determining how much leverage to employ and expected market volatility levels, such as premium at risk, the time to expiration of options, the rate that options lose value as they near maturity, the risk of gain or loss resulting from changes in volatility, and the notional exposure of the options relative to the Portfolio’s long positions. The Sub-Adviser’s proprietary option valuation methods will be used to determine when to use a particular option strategy and when to realize gains on the Portfolio’s options positions.

PORTFOLIO ADVISER COMMENTARY

During much of the annual period, markets were captivated by the US presidential race and its perceived implications. Late in the race, Hillary Clinton’s lead engendered a certain amount of confidence in a continuation of globalization and fostered a weakening of the US Dollar. The presidential race also elicited a significant amount of concern over the future of US healthcare. Throughout the election process the Federal Reserve maintained a supportive and dovish stance noting the still uncertain sustainability of the US economic recovery.

The beginning of 2017 was all about the US election of populist and deregulation champion, Donald Trump. After the November 2016 election, US equity markets responded favorably, with rising equity markets and a steepening US yield curve, to a degree not expected by most strategists. The administration’s platform of financial deregulation, tax reform, and energy independence helped support US small cap stocks. Post-election exuberance helped carry the US economy through a difficult 2017 first quarter GDP that partially emanated from a China-related global trade slowdown. While the Federal Reserve (Fed) remained stimulative in its monetary policy, US investors began to focus on legislative progress in healthcare, infrastructure, and tax reform. As a result, the strong sentiment that initially drove small caps, financial stocks, and rising interest rate expectations began to fade. However,

INVESTMENT REVIEW

instead of reducing the interest in equities, many investors rotated into organic growth firms. The Fed provided ample liquidity, and a lack of fiscal policy clarity seemed to continue to favor growth over value. For the rest of the year, large internet, semiconductor, and technology stocks in general powered index returns.

As the year closed, an improved US and global economy gave the Fed latitude to start raising rates and to lay out a more formal process for the tapering of its balance sheet. While this process could have served as a headwind for equities, as it seemingly did in 2013 during the so-called Taper Tantrum, current markets appear to be showing more confidence in interest rate policy. Better economic data could lead to signs of inflation and a rotation from growth to value. That being said, many forecasting tools, like the shape of the yield curve, have given mixed signals. Index valuation seems rich, particularly considering rising rates and the lack of clarity on fiscal policy. Positively, equity earnings generally have maintained a solid level of growth that has been supported by both domestic and international factors. The equity markets’ strong results must also be evaluated in the context of notable geopolitical stress and the damaging hurricanes. Despite these events, market volatility remained well contained and are at relatively low levels. However, the US Dollar which had been weakening since the beginning of 2017, providing support to US exporters, has begun to turn as US monetary policy is tightening relative to many of its global competitors. While there are fundamental reasons to remain positive on the equity markets, we highlight the Fed’s normalization and tapering process and the uncertain US tax reform process as issues warranting equity investor attention.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top Portfolio Holdings*
% of
Company	Net Assets
SPDR S&P 500 ETF Trust	96.3%

*	Based on total net assets as of August 31, 2017.

**	Based on total investments as of August 31, 2017

Excludes short-term investments and written options.

Portfolio Composition**

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide capital appreciation as its primary objective.

Total Aggregate Return for the Period Ended August 31, 2017
	One Year:	Inception:	Inception:
	9/1/16 - 8/31/17*	7/31/15 - 8/31/17*	8/17/17 - 8/31/17*
Class I	7.65%	1.95%	NA
Class S	NA	NA	1.19%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2016, is 2.57% for Class I, and stated in the prospectus dated June 7, 2017, is 2.12% for Class S.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

Under normal market conditions, the Portfolio will seek to achieve its objective by combining a long equity strategy with an options hedging strategy that seeks to provide protection during significant equity market downturns. The long equity strategy seeks to replicate the returns of the MSCI Emerging Markets Index and to enhance these returns through the use of leverage. The Portfolio will achieve exposure to MSCI Emerging Markets Index companies primarily through exchange-traded funds (“ETFs”), mutual funds and closed-end funds but may also gain exposure through direct investment in common and preferred stocks. The Portfolio’s Sub-Adviser will use its discretion on when to deploy the options hedging strategies, which will vary depending on option prices. The Sub-Adviser may also seek to enhance the returns of the Portfolio’s long equity strategy by buying or selling options on ETFs whose strategies seek to minimize volatility (volatility ETFs). Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or investments that provide exposure to equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Portfolio intends to borrow money from banks to create leverage of up to 30% of the Portfolio’s assets. The Portfolio plans to invest the assets obtained through leverage in additional instruments that provide exposure to the MSCI Emerging Markets Index companies as well as in additional options as part of the Portfolio’s hedging strategies. The Portfolio will therefore have long exposure of up to 130% its assets. The Sub-Adviser uses proprietary valuation methods and risk measures as well as publicly available data regarding market volatility levels in managing the hedging strategies. The Sub-Adviser considers multiple factors in determining how much leverage to employ and expected market volatility levels, such as premium at risk, the time to expiration of options, the rate that options lose value as they near maturity, the risk of gain or loss resulting from changes in volatility, and the notional exposure of the options relative to the Portfolio’s long positions. The Sub-Adviser’s proprietary option valuation methods will be used to determine when to use a particular option strategy and when to realize gains on the Portfolio’s options positions.

PORTFOLIO ADVISER COMMENTARY

At the end of 2016, global markets largely focused on two things: the status of Chinese growth and the US presidential race. The beginning of 2017 was all about the US election of populist and deregulation champion, Donald Trump. After the November 2016 election, Emerging Markets responded negatively. “America First” rhetoric from the incoming administration helped to mute Emerging Markets equity valuations and dividend yields. The exuberance of the post-election period should not be underestimated as the administration’s rhetoric gave legitimacy to investor fears of rolling back trade agreements and threats to label a number of countries currency manipulators. Additionally, Chinese economic concerns helped motivate PBOC authorities to tighten policy, another headwind that heightened uncertainty in the asset class. While the Federal Reserve (Fed) remained stimulative in its monetary policy, US investors began to focus on legislative progress in healthcare, infrastructure, and tax reform. As confidence dropped in the Trump administration’s ability to get reform passed, the strong sentiment that initially drove the US dollar higher and emerging market equities lower began to fade. Likewise, Asian technology stocks also helped move many equity indices

INVESTMENT REVIEW

higher. For the rest of the year many large Asian internet, semiconductor, and technology stocks outperformed developed market stocks and reduced the traditional discount between developed and emerging equity stocks.

As the year closed, a demonstrably improved Chinese and global economy gave global central banks more to think about in terms of the still low interest rate environment. The US Fed, leading in this process, started raising rates and more formally detailed the process for tapering its balance sheet. In contrast to 2013, when tapering fears caused a severe reaction, markets seem to be showing more confidence that interest rate normalization is appropriate.

Emerging Market Equity earnings that improved significantly early in the year have continued to come in at solid levels and have been supported by more sustainable Chinese demand. The commodity sector has also been notable in its 2017 recovery, supported largely by a combination of Chinese pollution based controls and better growth dynamics. However, the US dollar, which had been weakening since the beginning of 2017, providing support to US trade and easing Emerging Market debt balances, has begun to turn as US monetary policy looks to be tighter than many other central banks’ policies. Emerging Market equities’ strong results must also be evaluated in the context of notable geopolitical stress. Despite major flare-ups, market volatility remained extraordinarily well contained. While there are fundamental reasons to remain positive on Emerging Market equities, we highlight the potential of a stronger US Dollar, geopolitical stress, and the high correlation of the asset class to Chinese growth as issues warranting investor attention.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE JAMES
ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top Portfolio Holdings*
% of
Company	Net Assets
iShares MSCI Emerging Markets ETF	90.6%

*	Based on total net assets as of August 31, 2017.

**	Based on total investments as of August 31, 2017.

Excludes short-term investments and written options.

Portfolio Composition**

The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 830 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide high current income as its primary objective.

Total Aggregate Return for the Period Ended August 31, 2017
	One Year:	Inception:	Inception:
	9/1/16 - 8/31/17*	12/31/13 - 8/31/17*	8/17/17 - 8/31/17*
Class I	8.74%	4.42%	NA
Class S	NA	NA	-0.11%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2016, is 3.38% for Class I, and stated in the prospectus dated June 7, 2017, is 2.16% for Class S.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio will seek to achieve its investment objectives by investing, under normal market conditions, primarily all of its assets in fixed income and fixed income-related securities, using a combination of long-short, long-only and hedging strategies. Fixed income securities in which the Portfolio will invest are anticipated to generally consist of U.S. and foreign fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase. It is expected that the Portfolio will keep its average duration equal to or below three years. Hedging strategies are used by the Portfolio in an attempt to mitigate risk, by hedging against changes in the price of other securities held by the Portfolio, and may involve purchasing put options, selling debt or equity securities short or writing covered call options. Derivative instruments may also be used for currency and interest rate hedging purposes. The Portfolio will invest its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The principal investment strategies that may be employed by the Portfolio include the following: (i) Senior Loan Floating Rate Strategy- the senior loan floating rate strategy concentrates on investment opportunities in senior-secured and second-lien loans and bonds; (ii) Short Duration High Yield Strategy- the short duration high yield strategy seeks to generate uncorrelated returns through stable income and reduced volatility; and (iii) Relative Value Long/Short Debt Strategy- the relative value long/short debt strategy seeks to take advantage of perceived discrepancies in the market prices of certain fixed income securities, as well as certain convertible bond, closed-end fund, and derivative securities. Proprietary research tools include credit spread analysis. One or more of the above strategies may be achieved through investments in ETFs and other registered investment companies instead of direct investments. The Manager’s investment process is based on a consultative four step approach: 1) Asset Allocation – Defining objectives and constraints, determining asset classes, and determining strategic weightings based on objectives and constraints; 2) Manager Research – Sourcing and vetting investment managers; 3) Risk Management – Identifying, characterizing, and assessing portfolio risks, and suggesting ways to reduce risk; and 4) Portfolio Construction – Constructing the portfolio by incorporating input from all three of the above.

PORTFOLIO ADVISER COMMENTARY

The annual period was marked by continued rallies in risky asset classes, with Emerging Markets and Domestic High Yield Bond Indices generally soaring. Moderate growth, low inflation, and easy monetary policy continued to provide a positive backdrop. While lower-credit corporate bonds led gains in the credit market over the past year, Emerging Market bonds have taken leadership recently after rallying from the sharp decline immediately following the US election.

Equally of note to the rally in risky asset classes was lackluster performance in investment grade bonds and US Treasuries. Policy expectations for the new administration reignited inflation expectations helping benchmark interest rates rise and bond prices fall. The US 10-year yield rose, while Emerging Market bonds generally rallied back from sharp declines following the US election results.

INVESTMENT REVIEW

In response to growing geo-political uncertainty, we expect that investors, especially those global investors navigating the growing ocean of low-yielding non-US-dollar government and corporate bonds, will continue to seek out the relatively “safe” offerings. We maintain our positions with short duration and hedging in place. We believe that the high-yield market is fully priced and feel we have positioned the James Alpha Hedged High Income Portfolio for a correction we expect would provide opportunity for high yielding investments.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
American Beacon Sound Point Floating Rate Income	10.6%
Semper MBS Total Return Fund	6.7%
Global Ship Lease Inc 10% 4/1/2019	1.9%
Real Alloy Holding Inc 10% 1/15/2019	1.7%
ION Geophysical Corp 8.125% 5/15/2018	1.5%
NEEBO TRANCHE B LOAN 8% PIK 09/19/2020	1.4%
QUAPAW DOWNSTREAM DEVELO 10.50%	1.3%
ModusLink Global Solutions Inc 5.25% 3/1/2019	1.3%
ProShares UltraShort Russell2000	1.3%
Boardriders SA 8.875% 12/15/2017	1.2%

*	Based on total net assets as of August 31, 2017.

Excludes short-term investments.

Portfolio Composition*

The Barclays U.S. Aggregate Bond Index, is made up of the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Investors cannot invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SCHEDULES OF INVESTMENTS
SARATOGA LARGE CAPITALIZATION VALUE PORTFOLIO
August 31, 2017

Shares		Value
	COMMON STOCK - 99.9%
	AIRLINES - 4.3%
16,700	Delta Air Lines, Inc.	$788,073

	BANKS - 3.8%
5,150	State Street Corp.	476,324
1,325	SVB Financial Group *	224,376
		700,700
	BIOTECHNOLOGY - 8.9%
6,625	Celgene Corp. *	920,410
8,700	Gilead Sciences, Inc.	728,277
		1,648,687
	BULIDING MATERIALS - 1.6%
9,550	JELD-WEN Holding, Inc. *	291,466

	CHEMICALS - 3.3%
9,050	Dow Chemical Co.	603,183

	COMMERCIAL SERVICES - 4.5%
16,550	AerCap Holdings NV *	832,465

	COMPUTERS - 3.2%
8,325	Cognizant Technology Solutions Corp.	589,160

	DISTRIBUTION/WHOLESALE - 2.0%
10,900	LKQ Corp. *	377,685

	DIVERSIFIED FINANCIAL SERVICES - 7.8%
13,050	Discover Financial Services	769,298
22,100	Synchrony Financial	680,459
		1,449,757
	ELECTRONICS - 2.0%
8,875	Keysight Technologies, Inc. *	362,633

	ENVIRONMENTAL CONTROL - 1.9%
24,338	Covanta Holding Corp. +	349,250

	HAND/MACHINE TOOLS - 1.9%
2,425	Snap-on, Inc. +	357,857

	HOME BUILDERS - 3.4%
12,000	Lennar Corp.	621,120

	HOME FURNISHINGS - 2.6%
8,100	Tempur Sealy International, Inc. * +	501,390

	INSURANCE - 5.4%
3,163	Chubb Ltd.	447,311
11,700	MetLife, Inc.	547,911
		995,222
	INTERNET - 3.9%
11,850	Liberty Ventures * +	729,486

	LEISURE TIME - 3.2%
9,975	Norwegian Cruise Line Holdings Ltd. *	593,113

	MEDIA - 1.9%
5,806	Nexstar Media Group, Inc. +	349,521

	OIL & GAS - 3.8%
11,200	EQT Corp.	698,208

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA LARGE CAPITALIZATION VALUE PORTFOLIO (Continued)
August 31, 2017

Shares		Value
	COMMON STOCK - 99.9% (Continued)
	PHARMACEUTICALS - 8.6%
3,400	Allergan PLC	$780,232
54,000	Shire PLC - ADR	806,705
		1,586,937
	REAL ESTATE - 4.0%
21,850	Realogy Holdings Corp.	740,715

	REIT - 3.5%
16,633	Gaming and Leisure Properties, Inc.	651,847

	RETAIL - 4.1%
4,200	CVS Health Corp.	324,828
5,975	Dollar General Corp.	433,546
		758,374
	SEMICONDUCTORS - 3.3%
17,075	Teradyne, Inc.	608,041

	TELECOMMUNICATIONS - 7.0%
26,425	ARRIS International PLC *	736,201
16,775	CommScope Holding Co., Inc. *	554,582
		1,290,783
	TOTAL COMMON STOCK (Cost - $17,719,754)	18,475,673

	SHORT-TERM INVESTMENTS - 0.5%
86,020	Milestone Treasury Obligations Fund, Institutional Class ^
	(Cost - $86,020)	86,020

Principal
	COLLATERAL FOR SECURITIES LOANED - 6.6%
	REPURCHASE AGREEMENTS - 5.4%
$1,000,000	Daiwa Capital Markets America Repo, dated 08/31/17, due 09/01/17, 1.10%, total to be received $1,000,092 (Collateralized by various U.S Government Agency Obligations, 09/07/17-12/01/51, 0.000%-9.000%, totaling $1,017,375)	1,000,000

	JP Morgan, dated 08/31/17, due 09/01/17, 1.06%, total to be received $217,622
217,603	(Collateralized by various U.S Government Agency Obligations, 04/30/20-05/15/26, 1.130%-1.630%, totaling $221,003)	217,603

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $1,217,603)	1,217,603

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA LARGE CAPITALIZATION VALUE PORTFOLIO (Continued)
August 31, 2017

TOTAL INVESTMENTS - 107.0% (Cost - $19,023,377) (a)	$19,779,296

OTHER ASSETS AND LIABILITIES - (7.0)%	(1,269,966)

NET ASSETS - 100.0%	$18,509,330

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Administrator.

ADR - American Depository Receipt

PLC - Public Liability Company

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $19,072,121 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,478,057
Unrealized depreciation:	(770,882)
Net unrealized appreciation:	$707,175

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA LARGE CAPITALIZATION GROWTH PORTFOLIO
August 31, 2017

Shares		Value
	COMMON STOCK - 98.6%
	AEROSPACE/DEFENSE - 1.5%
2,280	Boeing Co.	$546,425

	AUTO PARTS & EQUIPMENT - 2.5%
5,600	Allison Transmission Holdings, Inc.	194,488
5,100	Lear Corp.	762,654
		957,142
	BEVERAGES - 0.5%
4,200	Coca-Cola Co.	191,310

	BIOTECHNOLOGY - 6.6%
5,500	Celgene Corp. *	764,115
2,500	Gilead Sciences, Inc.	209,275
11,290	Ionis Pharmaceuticals, Inc. * +	605,370
5,510	Vertex Pharmaceuticals, Inc. *	884,575
		2,463,335
	CHEMICALS - 3.0%
2,280	EI du Pont de Nemours & Co.	191,360
2,340	LyondellBasell Industries NV	211,981
1,850	Monsanto Co.	216,820
1,940	PPG Industries, Inc.	202,381
2,180	Praxair, Inc.	286,757
		1,109,299
	COMMERCIAL SERVICES - 7.0%
17,700	PayPal Holdings, Inc. *	1,091,736
5,820	United Rentals, Inc. *	687,109
11,850	Vantiv, Inc. - Cl. A *	837,677
		2,616,522
	COMPUTERS - 6.1%
13,950	Apple, Inc.	2,287,800

	COSMETICS & PERSONAL CARE - 1.5%
5,960	Procter & Gamble Co.	549,929

	DIVERSIFIED FINANCIAL SERVICES - 3.0%
4,220	Ameriprise Financial	584,512
1,400	Mastercard, Inc.	186,620
3,560	Visa, Inc.	368,531
		1,139,663
	FOOD - 4.0%
6,690	Hershey Co.	701,915
15,050	Sysco Corp.	792,684
		1,494,599
	HEALTHCARE-PRODUCTS - 6.1%
4,590	Align Technology, Inc. *	811,236
12,900	Baxter International, Inc.	800,316
4,380	IDEXX Laboratories, Inc. *	680,783
		2,292,335
	HEALTHCARE-SERVICES - 0.6%
1,080	UnitedHealth Group, Inc.	214,812

	Insurance - 2.2%
17,630	Progressive Corp.	819,442

	INTERNET - 11.9%
807	Alphabet, Inc. *	758,039
803	Alphabet, Inc. - Cl. A *	767,058
1,009	Amazon.com, Inc. *	989,425
11,383	Facebook, Inc. - Cl. A *	1,957,535
		4,472,057

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA LARGE CAPITALIZATION GROWTH PORTFOLIO (Continued)
August 31, 2017

Shares		Value
	COMMON STOCK - 98.6% (Continued)
	LODGING - 3.5%
12,540	Hilton Worldwide Holdings, Inc.	$806,698
3,550	Wynn Resorts Ltd.	493,415
		1,300,113
	MACHINERY-DIVERSIFIED - 2.1%
4,850	Rockwell Automation, Inc.	795,691

	MEDIA - 0.5%
5,010	Comcast Corp.	203,456

	MISCELLANEOUS MANUFACTURING - 4.0%
880	3M Co.	179,802
14,460	AO Smith Corp.	805,277
3,710	Illinois Tool Works, Inc.	510,162
		1,495,241
	PHARMACEUTICALS - 1.2%
7,400	Express Scripts Holding Co. *	464,868

	REITS - 2.3%
1,850	American Tower Corp.	273,893
1,180	Crown Castle International Corp.	127,959
300	Equinix, Inc.	140,523
580	Public Storage	119,097
1,180	Simon Property Group, Inc.	185,083
		846,555
	RETAIL - 7.9%
3,350	Domino’s Pizza, Inc.	610,571
8,210	Home Depot, Inc.	1,230,433
7,050	McDonald’s Corp.	1,127,789
		2,968,793
	SEMICONDUCTORS - 1.3%
800	Broadcom Ltd.	201,656
600	NVIDIA Corp.	101,664
2,350	Texas Instruments, Inc.	194,627
		497,947
	SHIPBUILDING - 2.0%
3,450	Huntington Ingalls Industries, Inc.	738,162

	SOFTWARE - 12.3%
6,190	Adobe Systems, Inc. *	960,440
800	Citrix Systems, Inc. *	625,680
4,920	Intuit, Inc.	695,934
19,113	Microsoft Corp.	1,429,079
8,330	Vmware, Inc. *+	900,473
		4,611,606
	TELECOMMUNICATIONS - 3.1%
8,810	Motorola Solutions, Inc.	776,337
5,930	T-Mobile US, Inc. *	383,730
		1,160,067
	TOYS/GAMES/HOBBIES - 1.9%
7,210	Hasbro, Inc.	708,383

	TOTAL COMMON STOCK (Cost - $30,644,362)	36,945,552

	SHORT-TERM INVESTMENTS - 0.6%
217,301	Milestone Treasury Obligations Fund, Institutional Class ^
	(Cost - $217,301)	217,301

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA LARGE CAPITALIZATION GROWTH PORTFOLIO (Continued)
August 31, 2017

Principal		Value
	COLLATERAL FOR SECURITIES LOANED - 3.2%
	REPURCHASE AGREEMENTS - 2.7%
	Daiwa Capital Markets America Repo, dated 08/31/17, due 09/01/17, 1.10%, total to be received $1,000,092
$1,000,000	(Collateralized by various U.S Government Agency Obligations, 09/07/17-12/01/51, 0.000%-9.000%, totaling $1,017,375)	$1,000,000

	Deutsche Bank, dated 08/31/17, due 09/01/17, 1.07%, total to be received $184,216
184,200	(Collateralized by various U.S Government Agency Obligations, 09/30/17-08/15/45, 0.625%-2.875%, totaling $187,528)	184,200

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $1,184,200)	1,184,200

	TOTAL INVESTMENTS - 102.4% (Cost - $32,045,863) (a)	$38,347,053

	OTHER ASSETS AND LIABILITIES - (2.4)%	(880,805)

	NET ASSETS - 100.0%	$37,466,248

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Administrator.

PLC - Public Liability Company

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $32,063,438 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$6,610,649
Unrealized depreciation:	(327,034)
Net unrealized appreciation:	$6,283,615

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA MID CAPITALIZATION PORTFOLIO
August 31, 2017

Shares		Value
	COMMON STOCK - 99.1%
	ADVERTISING - 1.3%
8,625	Interpublic Group of Cos., Inc.	$173,708

	BANKS - 4.6%
4,300	Chemical Financial Corp.	195,263
13,100	Huntington Bancshares, Inc.	164,929
5,975	PacWest Bancorp	269,771
		629,963
	BUILDING MATERIALS - 1.3%
5,850	Caesar Stone SDot-Yam Ltd. *+	169,504

	CHEMICALS - 1.6%
6,075	PolyOne Corp.	219,551

	COMMERCIAL SERVICES - 6.7%
2,600	Global Payments, Inc.	248,274
1,675	Grand Canyon Education, Inc. *	137,434
3,975	KAR Auction Services, Inc.	179,233
6,475	Laureate Education, Inc.	94,794
5,225	ServiceMaster Global Holdings, Inc. *	246,202
		905,937
	COMPUTERS - 5.6%
1,850	CACI International, Inc. - Cl. A *	240,130
2,175	Check Point Software Technologies Ltd. * +	243,317
7,625	NCR Corp. *	278,541
		761,988
	DISTRIBUTION/WHOLESALE - 1.2%
5,075	HD Supply Holdings, Inc. *	168,997

	DIVERSIFIED FINANCIAL SERVICES - 6.0%
775	Alliance Data Systems Corp.	174,762
2,550	Nasdaq, Inc.	192,219
4,025	SEI Investments Co.	235,303
6,875	Synchrony Financial	211,681
		813,965
	ELECTRIC - 2.2%
14,600	Atlantica Yield PLC	303,096

	ELECTRICAL COMPONENTS & EQUIPMENTS - 1.3%
1,600	Hubbell, Inc.	180,463

	FOOD SERVICES - 2.3%
7,475	Aramark	304,158

	HAND/MACHINE TOOLS - 3.4%
13,700	Milacron Holdings Corp. *	218,515
1,625	Snap-on, Inc. +	239,801
		458,316
	HEALTHCARE-PRODUCTS - 1.3%
5,300	VWR Corp. *	175,006

	HEALTHCARE-SERVICES - 4.5%
2,900	Centene Corp. *	257,665
3,625	Envision Healthcare Corp.	189,986
1,630	Quintiles IMS Holdings, Inc. * +	156,529
		604,180

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2017

Shares		Value
	COMMON STOCK - 99.1% (Continued)
	HOUSEHOLD PRODUCTS/WARES - 1.7%
2,500	Avery Dennison Corp.	$235,650

	HOUSEWARES - 1.9%
5,376	Newell Brands, Inc.	259,553

	INSURANCE - 9.7%
5,325	Arthur J Gallagher & Co.	308,317
4,500	Athene Holding Ltd. *	240,795
6,050	First American Financial Corp.	296,813
3,975	Hartford Financial Services Group, Inc.	214,928
1,950	Reinsurance Group of America, Inc.	262,178
		1,323,031
	INTERNET - 1.1%
3,550	RingCentral, Inc. - Cl. A *+	150,343

	INVESTMENT COMPANIES - 2.6%
21,771	Ares Capital Corp. +	349,642

	IRON/STEEL - 1.7%
3,150	Reliance Steel & Aluminum Co.	228,123

	LEISURE TIME - 1.2%
3,150	Brunswick Corp.	165,312

	LODGING - 1.8%
12,775	Extended Stay America, Inc.	250,262

	MEDIA - 1.7%
3,725	Nexstar Media Group, Inc.	224,245

	MINING - 2.1%
25,300	Constellium NV - Cl. A *	285,890

	MISCELLANEOUS MANUFACTURING - 1.8%
4,000	Pentair PLC	248,200

	OIL & GAS - 4.4%
6,225	Continental Resources, Inc. * +	211,151
15,225	QEP Resources, Inc. *	114,949
27,350	WPX Energy, Inc. *	273,227
		599,327
	OIL & GAS SERVICES - 1.8%
2,925	Baker Hughes, Inc.	99,158
12,775	Forum Energy Technologies * +	148,190
		247,348
	PACKAGING & CONTAINERS - 2.9%
4,925	Crown Holdings, Inc. *	290,723
925	Packaging Corp. of America	103,979
		394,702
	PHARMACEUTICALS - 0.5%
6,925	Endo International PLC *	60,871

	REITS - 3.9%
2,825	CyrusOne, Inc. +	178,060
21,625	New Residential Investment Corp.	356,380
		534,440

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2017

Shares		Value
	COMMON STOCK - 99.1% (Continued)
	RETAIL - 2.5%
1,775	PVH Corp.	$223,455
1,775	Signet Jewelers Ltd. +	111,949
		335,404
	SAVINGS & LOANS - 2.1%
21,450	Investors Bancorp, Inc.	280,780

	SEMICONDUCTORS - 2.6%
2,575	Analog Devices, Inc.	215,450
4,375	Micron Technology, Inc. *	139,869
		355,319
	SOFTWARE - 3.5%
3,950	Fidelity National Information Services, Inc.	367,034
925	Fiserv, Inc. *	114,432
		481,466
	TELECOMMUNICATIONS - 1.5%
6,525	CommScope Holding Co., Inc. *	206,625

	TEXTILES - 2.8%
1,500	Mohawk Industries, Inc. *	379,680

	TOTAL COMMON STOCK (Cost - $10,865,839)	13,465,045

	SHORT-TERM INVESTMENTS - 1.5%
200,349	Milestone Treasury Obligations Fund, Institutional Class ^
	(Cost - $200,349)	200,349

Principal
	COLLATERAL FOR SECURITIES LOANED - 4.0%
	REPURCHASE AGREEMENTS - 4.0%
$549,171	BNP Paribas SA Repo, dated 08/31/17, due 09/01/17, 1.05%, total to be received $542,219
	(Collateralized by various U.S. Government Agency Obligations, 07/15/20-02/15/46, 0.130%-3.88% totaling $557,929)
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $549,171)	549,171

	TOTAL INVESTMENTS - 104.6% (Cost - $11,615,359) (a)	$14,214,565

	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.6)%	(631,909)

	NET ASSETS - 100.0%	$13,582,656

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Administrator.

PLC - Public Liability Company

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $11,782,139 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$3,299,987
Unrealized depreciation:	(867,561)
Net unrealized appreciation:	$2,432,426

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA SMALL CAPITALIZATION PORTFOLIO
August 31, 2017

Shares		Value
	COMMON STOCK - 98.1%
	AGRICULTURE - 0.8%
2,650	Limoneira Co.	$59,360

	AIRLINES - 0.5%
830	Hawaiian Holdings, Inc. *	35,566

	AUTO MANUFACTURERS - 0.7%
2,550	Wabash National Corp. +	53,601

	AUTO PARTS & EQUIPMENT - 1.3%
4,000	Dana, Inc.	96,280

	BANKS - 10.8%
2,080	1st Source Corp.	97,074
1,450	Bryn Mawr Bank Corp. +	59,377
2,700	CenterState Banks, Inc.	66,069
1,710	City Holding Co. +	108,294
2,030	Fidelity Southern Corp.	44,376
11,740	First BanCorp *	66,683
3,380	First Midwest Bancorp, Inc.	71,250
1,250	Hancock Holding Co.	54,938
780	Independent Bank Corp.	54,054
990	Pinnacle Financial Partners, Inc.	61,578
570	Texas Capital Bancshares, Inc. *	42,322
830	UMB Financial Corp.	55,710
		781,725
	BIOTECHNOLOGY - 3.3%
4,520	ChemoCentryx, Inc. *	31,369
1,040	Ionis Pharmaceuticals, Inc. *+	55,765
10,910	Iovance Biotherapeutics, Inc. *+	62,732
6,700	StrongBridge Biopharma PLC *	44,890
1,250	Theravance Biopharma, Inc.*+	40,838
		235,594
	BUILDING MATERIALS - 2.0%
2,700	Louisiana-Pacific Corp. *	68,796
1,140	Masonite International Corp. *	72,162
		140,958
	CHEMICALS -0.8%
730	Stepan Co.	56,473

	COAL - 0.9%
7,070	SunCoke Energy, Inc. *	65,892

	COMMERCIAL SERVICES - 8.1%
1,200	Aaron’s, Inc.	53,124
730	Brink’s Co.	57,269
4,310	CBIZ, Inc. *	65,296
1,350	Grand Canyon Education, Inc. *	110,767
680	Insperity, Inc.	54,604
1,660	Kelly Services, Inc.	35,906
780	Nutrisystem, Inc.	42,354
1,300	Paylocity Holding Corp.	63,882
2,340	Sotheby’s	104,996
		588,198

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2017

Shares		Value
	COMMON STOCK - 98.1% (Continued)
	COMPUTERS - 4.0%
4,260	Carbonite, Inc. * +	$85,200
620	EPAM Systems, Inc.	50,425
1,250	Mercury Systems, Inc. * +	60,312
1,250	Science Applications International Corp.	92,350
		288,287
	DISTRIBUTION/WHOLESALE - 1.5%
1,450	Anixter International, Inc. *	107,010

	DIVERSIFIED FINANCIAL SERVICES - 5.0%
3,270	Aircastle Ltd.	73,313
1,250	Evercore Partners Inc	94,313
3,590	Moelis & Co.	141,446
730	PJT Partners, Inc.	28,222
470	WageWorks, Inc. *	27,706
		365,000
	ELECTRICAL COMPONENTS & EQUIPMENT - 3.2%
1,140	Belden, Inc.	87,860
780	Littelfuse, Inc.	145,205
		233,065
	ELECTRONICS - 4.8%
1,250	Applied Optoelectronics, Inc. *+	73,900
420	Coherent, Inc. *	97,994
780	Rogers Corp. *	92,469
730	Tech Data Corp *	80,512
		344,875
	ENERGY-ALTERNATE SOURCES - 1.0%
2,810	Pattern Energy Group, Inc. +	70,587

	ENGINEERING & CONSTRUCTION - 0.7%
1,200	MasTec, Inc. *	48,960

	ENTERTAINMENT - 2.7%
780	Marriott Vacations Worldwide Corp. +	90,761
470	Vail Resorts, Inc.	107,136
		197,897
	ENVIRONMENTAL CONTROL - 0.6%
620	MSA Safety, Inc.	45,173

	FOOD - 0.7%
360	Sanderson Farms, Inc. +	53,107

	GAS - 1.1%
1,040	ONE Gas, Inc.	78,250

	HAND/MACHINE TOOLS - 1.0%
2,030	Kennametal, Inc.	71,050

	HEALTHCARE-PRODUCTS - 3.7%
1,200	Inogen, Inc. *	114,960
1,040	Masimo Corp. *	87,755
1,820	Quidel Corp. *	63,591
		266,306
	HEALTHCARE-SERVICES - 0.9%
5,300	Capital Senior Living Corp.+	65,879

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2017

Shares		Value
	COMMON STOCK - 98.1% (Continued)
	HOME BUILDERS - 4.3%
3,220	LGI Homes, Inc. *	$136,979
3,530	M/I Homes, Inc. *	86,838
1,454	MDC Holdings, Inc.	45,438
1,870	William Lyon Homes *+	44,861
		314,116
	HOUSEHOLD PRODUCTS/WARES - 0.6%
420	iRobot Corp. * +	40,076

	HOUSEHOLD PRODUCTS/WARES - 0.6%
4,160	ACCO Brands Corp. *	45,552

	INSURANCE - 5.6%
2,750	American Equity Investment Life Holding Co.	76,340
2,750	Essent Group Ltd. *	107,470
1,300	Infinity Property & Casualty Corp.	114,985
2,030	Selective Insurance Group, Inc.	102,312
		401,107
	INTERNET - 1.1%
880	Proofpoint, Inc. *+	80,749

	IRON/STEEL - 0.8%
1,400	Carpenter Technology Corp.	56,742

	LODGING - 1.6%
2,290	ILG, Inc.	60,456
1,610	Monarch Casino & Resort, Inc. *	57,268
		117,724
	MACHINERY - CONSTRUCTION & MINING - 0.8%
780	Hyster-Yale Materials Handling, Inc.	55,520

	MACHINERY-DIVERSIFIED - 1.3%
1,970	Altra Industrial Motion Corp.	90,719

	METAL FABRICATE/HARDWARE - 0.9%
1,350	Sun Hydraulics Corp.	64,678

	MINING - 0.4%
1,090	US Silica Holdings, Inc.	29,659

	MISCELLANEOUS MANUFACTURING - 0.6%
470	John Bean Technologies Corp.	41,689

	PHARMACEUTICALS - 2.7%
5,820	Immune Design Corp. *	63,147
15,690	Kadmon Holdings, Inc. *+	41,108
1,140	PRA Health Sciences, Inc. *	88,236
		192,491
	REITS - 2.7%
160	Ashford Hospitality Prime, Inc.	1,539
1,615	GEO Group, Inc.	44,639
1,450	Getty Realty Corp.	39,962
1,710	Government Properties Income Trust	31,720
1,660	Potlatch Corp.	79,348
		197,208

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2017

Shares		Value
	COMMON STOCK - 98.1% (Continued)
	RETAIL - 2.2%
940	Dave & Buster’s Entertainment, Inc. *	$54,952
830	PetMed Express, Inc. +	30,104
1,770	Rush Enterprises Inc *	72,552
		157,608
	SAVINGS & LOANS - 0.5%
1,610	Sterling Bancorp +	36,145

	SEMICONDUCTORS - 4.7%
1,450	Brooks Automation, Inc.	37,802
3,120	Entegris, Inc. *	79,404
1,350	MKS Instruments, Inc.	111,173
570	Monolithic Power Systems, Inc.	57,752
1,970	Nanometrics, Inc. *	50,806
		336,937
	SOFTWARE - 5.7%
2,080	Appfolio, Inc. *+	89,233
2,550	Five9, Inc. *	54,825
1,140	Guidewire Software, Inc. * +	86,309
1,200	SPS Commerce, Inc. *	73,104
620	Take-Two Interactive Software, Inc. *	60,630
1,250	Verint Systems, Inc. *	49,625
		413,726
	TELECOMMUNICATIONS - 0.9%
570	LogMeIn, Inc.	65,208

	TOTAL COMMON STOCK (Cost - $6,213,610)	7,086,747

	SHORT-TERM INVESTMENTS - 2.1%
155,196	Milestone Treasury Obligations Fund, Institutional Class ^
	(Cost - $155,196)	155,196

Principal
	COLLATERAL FOR SECURITIES LOANED - 8.3%
	REPURCHASE AGREEMENTS - 8.3%
	BNP Paribas SA Repo, dated 08/31/17, due 09/01/17, 0.85%, total to be received $599,699
$599,647	(Collateralized by various US Government agengy obligations, due 07/15/20-02/15/46, 0.13%-3.88% totaling $609,210)

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $599,647)	599,647

	TOTAL INVESTMENTS - 108.5% (Cost - $6,968,453) (a)	$7,841,590

	LIABILITIES IN EXCESS OF OTHER ASSETS - (8.5)%	(618,244)

	NET ASSETS - 100.0%	$7,223,346

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Administrator.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $6,971,581 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,100,776
Unrealized depreciation:	(230,767)
Net unrealized appreciation:	$870,009

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA INTERNATIONAL EQUITY PORTFOLIO
August 31, 2017

Shares		Value
	COMMON STOCK - 97.8%
	AUTO MANUFACTURERS - 1.9%
3,270	Honda Motor Co. Ltd.	$91,489

	AUTO PARTS & EQUIPMENT - 3.4%
310	Continental AG	69,900
940	Hella KGaA Hueck & Co.	51,887
2,200	NGK Insulators Ltd.	41,028
		162,815
	BANKS - 18.7%
1,590	Banca Generali SpA	52,541
1,280	Bancolombia SA - ADR	58,125
1,263	BNP Paribas SA	95,898
4,940	Credit Suisse Group AG	72,379
3,300	DBS Group Holdings Ltd.	50,202
9,110	Grupo Financiero Banorte SAB de CV	62,360
6,655	ICICI Bank Ltd. - ADR	62,357
106,550	Lloyds Banking Group PLC	87,520
46,200	Metropolitan Bank & Trust Co.	79,102
3,340	National Australia Bank Ltd.	80,119
3,020	Sumitomo Mitsui Trust Holdings, Inc.	104,103
4,090	UniCredit SpA *	83,298
		888,004
	BEVERAGES - 1.6%
1,720	Coca-Cola European Partner	73,960

	BUILDING MATERIALS - 3.8%
13,840	Boral Ltd.	73,494
2,160	LIXIL Group Corp.	56,632
13,480	Taiheiyo Cement Corp.	51,925
		182,051
	CHEMICALS - 4.6%
1,400	DIC Corp.	49,471
301	LG Chem Ltd.	101,432
475	Solvay SA	68,856
		219,759
	COMMERCIAL SERVICES - 0.7%
2,160	Intertrust NV	34,692

	DIVERSIFIED FINANCIAL SERVICES - 2.1%
22,000	China Everbright Ltd.	50,303
3,070	ORIX Corp.	49,147
		99,450
	ELECTRICAL COMPONENTS & EQUIPMENT - 3.6%
12,550	Delta Electronics, Inc. *	68,823
1,250	Schneider Electric SE	100,670
		169,493
	ELECTRONICS - 1.9%
1,600	Alps Electric Co. Ltd.	43,947
1,270	Koninklijke Philips NV *	48,101
		92,048
	ENGINEERING & CONSTRUCTION - 1.5%
53,500	China Railway Construction Corp. Ltd.	70,331

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2017

Shares		Value
	COMMON STOCK - 97.8% (Continued)
	FOOD - 3.2%
3,310	Carrefour SA	$66,682
8,720	Distribuidora Internacional de Alimentacion SA	55,164
1,460	METRO AG *	28,502
		150,348
	HOLDING COMPANIES-DIVERSIFIED - 1.9%
6,930	CK Hutchison Holdings Ltd.	90,849

	HOME BUILDERS - 2.2%
6,130	Sekisui House Ltd.	106,012

	HOUSEHOLD PRODUCTS/WARES - 1.7%
19,510	Samsonite International SA	80,217

	INSURANCE - 2.6%
6,840	Assicurazioni Generali SpA	122,535

	LODGING - 3.2%
2,110	Accor SA	97,490
14,750	Star Entertainment Grp Ltd.	60,909
		158,399
	MEDIA - 1.2%
8,930	NOS SGPS SA	57,118

	METAL FABRICATE/HARDWARE - 3.4%
12,600	NTN Corp. *	50,761
2,460	SKF AB	49,101
2,360	Tenaris SA - ADR	62,705
		162,567
	MINING - 2.8%
135	Korea Zinc Co. Ltd. *	61,818
10,690	OZ Minerals Ltd. - ADR *	69,297
		131,115
	OIL & GAS - 10.2%
76,000	PetroChina Co. Ltd.	48,693
3,320	Royal Dutch Shell PLC	91,173
34,880	Santos Ltd. *	104,776
1,750	Sasol Ltd.	52,963
1,740	TOTAL SA	90,166
13,840	Whitecap Resources, Inc.	99,129
		486,900
	OIL & GAS SERVICES - 1.0%
2,410	ShawCor Ltd.	48,825

	PHARMACEUTICALS - 7.2%
380	Bayer AG	48,643
3,690	GlaxoSmithKline PLC	72,951
2,504	Grifols SA	51,533
386	Roche Holding AG	97,861
4,550	Santen Pharmaceutical Co. Ltd.	70,812
		341,800

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2017

Shares		Value
	COMMON STOCK - 97.8% (Continued)
	REAL ESTATE - 1.2%
18,000	China Resources Land Ltd.	$56,425

	REIT - 1.0%
70	Japan Hotel REIT Investment Corp.	48,159

	RETAIL - 2.6%
1,460	Ceconomy AG	15,970
1,950	Hennes & Mauritz AB	49,342
570	Pandora A/S	60,552
		125,864
	SOFTWARE - 2.4%
90	NetEase, Inc. - ADR	24,826
7,210	Playtech PLC	88,301
		113,127
	TELECOMMUNICATIONS - 5.2%
4,330	Orange SA	73,422
3,090	Telenor ASA	62,366
12,650	VEON LTD - ADR	53,383
19,940	Vodafone Group PLC	56,862
		246,033
	TRANSPORTATION - 1.0%
1,160	Deutsche Post AG	48,107

	TOTAL COMMON STOCK (Cost - $4,219,435)	4,658,492

	SHORT-TERM INVESTMENTS - 2.2%
105,314	Milestone Treasury Obligations Fund, Institutional Class ^
	(Cost - $105,314)	105,314

	TOTAL INVESTMENTS - 100.2% (Cost - $4,324,749) (a)	$4,763,806

	OTHER ASSETS AND LIABILITIES - (0.2)%	(10,819)

	NET ASSETS - 100.0%	$4,752,987

*	Non-income producing security.

^	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Administrator.

ADR - American Depositary Receipt

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $4,437,857 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$557,742
Unrealized depreciation:	(231,793)
Net unrealized appreciation:	$325,949

Forward Currency Contracts
	Foreign Currency						Unrealized
Settlement	Units to					US Dollar	Appreciation/
Date	Receive/Deliver		Counterparty	In Exchange For		Value	(Depreciation)
To Sell:
9/1/2017	307	CAD	JP Morgan	$243	USD	$245	$(2)
Total Unrealized:							$(2)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA HEALTH & BIOTECHNOLOGY PORTFOLIO
August 31, 2017

Shares		Value
	COMMON STOCK - 98.1%
	BIOTECHNOLOGY - 18.3%
10,600	Amgen, Inc.	$1,884,362
3,170	Biogen, Inc. *	1,003,495
1,265	Bioverativ, Inc. *	71,713
5,650	Charles River Laboratories International, Inc. *	614,720
		3,574,290
	ELECTRONICS - 6.5%
6,950	Waters Corp. *	1,275,186

	HEALTHCARE-PRODUCTS - 6.8%
2,390	CR Bard, Inc.	766,736
3,700	Halyard Health, Inc. *	167,573
1,296	Medtronic PLC	104,483
2,010	Stryker Corp.	284,154
		1,322,946
	HEALTHCARE-SERVICES - 24.2%
4,760	Aetna, Inc.	750,652
7,000	Anthem, Inc.	1,372,280
3,300	Cigna Corp.	600,798
12,500	DaVita, Inc. *	732,000
5,210	Quest Diagnostics, Inc.	564,503
3,600	UnitedHealth Group, Inc.	716,040
		4,736,273
	PHARMACEUTICALS - 40.8%
1,500	Bayer AG - ADR	192,285
14,150	Cardinal Health, Inc.	954,559
6,000	Eli Lilly & Co.	487,740
37,200	Endo International PLC *	326,988
14,000	Express Scripts Holding Co. *	879,480
20,500	GlaxoSmithKline PLC - ADR +	824,715
7,000	Johnson & Johnson	926,590
6,700	McKesson Corp.	1,000,377
3,700	Merck & Co., Inc.	236,282
6,000	Mylan NV *	188,880
27,120	Owens & Minor, Inc.	757,733
18,208	Sanofi - ADR	889,279
20,300	Teva Pharmaceutical Industries Ltd. - ADR	321,958
		7,986,866
	SOFTWARE - 1.5%
3,800	CVS Health Corp.	293,892

	TOTAL COMMON STOCK (Cost - $13,624,052)	19,189,453

	SHORT-TERM INVESTMENTS - 1.0%
192,453	Milestone Treasury Obligations Portfolio, Institutional Class ^
	(Cost - $192,453)	192,453

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA HEALTH & BIOTECHNOLOGY PORTFOLIO (Continued)
August 31, 2017

Principal		Value
	COLLATERAL FOR SECURITIES LOANED - 4.2%
	REPURCHASE AGREEMENTS - 4.2%
$827,716	HSBC Securities USA, Inc. Repo, dated 08/31/17, due 09/01/17, 1.05%, total to be received $827,788
	(Collateralized by Various U.S. Treasury Bonds and Notes, 07/31/22-05/15/27, 1.875%-2.375%, totaling $841,664)	$827,716

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $827,716)	$827,716

	TOTAL INVESTMENTS - 103.3% (Cost - $14,644,221) (a)	$20,209,622

	OTHER ASSETS AND LIABILITIES - (3.3)%	(648,490)

	NET ASSETS - 100.0%	$19,561,132

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Administrator.

ADR - American Depository Receipt.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $14,662,092 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$7,116,578
Unrealized depreciation:	(1,569,048)
Net unrealized appreciation:	$5,547,530

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA TECHNOLOGY & COMMUNICATIONS PORTFOLIO
August 31, 2017

Shares		Value
	COMMON STOCK - 98.0%
	COMMERCIAL SERVICES - 2.6%
18,400	Total System Services, Inc.	$1,271,808

	COMPUTERS - 23.7%
6,020	Accenture PLC - Cl. A	787,175
27,620	Amdocs Ltd.	1,789,500
19,219	Apple, Inc.	3,151,916
15,890	Check Point Software Technologies Ltd. *	1,777,615
11,920	Cognizant Technology Solutions Corp. - Cl. A	843,578
25,700	CSRA, Inc.	809,807
4,941	Dell Technologies, Inc. - Cl. V *	370,229
4,610	International Business Machines Corp.	659,368
23,600	NetApp, Inc.	912,376
22,000	Seagate Technology PLC +	693,660
		11,795,224
	DIVERSIFIED FINANCIAL SERVICES - 5.5%
5,400	Alliance Data Systems Corp.	1,217,700
4,139	MasterCard, Inc. - Cl. A	551,729
9,502	Visa, Inc. - Cl. A	983,647
		2,753,076
	ELECTRONICS - 2.5%
77,000	Flextronics International Ltd. *	1,252,790

	INTERNET - 23.0%
2,921	Alphabet, Inc. *	2,743,783
2,386	Alphabet, Inc. - Cl. A *	2,279,203
2,340	Amazon.com, Inc. *	2,294,604
38,900	eBay, Inc. *	1,405,457
16,019	Facebook, Inc. - Cl. A *	2,754,787
		11,477,834
	SEMICONDUCTORS - 14.9%
40,900	Intel Corp.	1,434,363
16,920	KLA-Tencor Corp.	1,585,235
24,260	QUALCOMM, Inc.	1,268,070
9,300	Skyworks Solutions, Inc. +	979,848
32,630	Xilinx, Inc.	2,155,538
		7,423,054
	SOFTWARE - 18.3%
35,100	CA, Inc.	1,164,618
28,811	Microsoft Corp.	2,154,198
51,276	Oracle Corp.	2,580,721
6,020	salesforce.com, Inc. *	574,850
16,000	Synopsys Inc *	1,286,720
12,500	VMware, Inc. + *	1,351,250
		9,112,357
	TELECOMMUNICATIONS - 7.5%
82,800	Cisco Systems, Inc.	2,666,988
38,400	Juniper Networks, Inc.	1,092,562
		3,759,550
	TOTAL COMMON STOCK (Cost - $28,648,058)	48,845,693

	SHORT-TERM INVESTMENTS - 2.0%
1,015,391	Milestone Treasury Obligations Portfolio, Institutional Class ^
	(Cost - $1,015,391)	1,015,391

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Continued)
August 31, 2017

Principal
	COLLATERAL FOR SECURITIES LOANED - 2.7%
	REPURCHASE AGREEMENTS - 2.7%
$1,000,000	Daiwa Capital Markets America Repo, dated 08/31/17, due 09/01/17, 1.10%, total to be received $1,000,092 (Collateralized by various U.S. Treasury Obligations, 09/07/17-12/01/51, 0.00%-9.00%, totaling $1,017,375)	$1,000,000
363,874	CitiGroup Global Markets Inc. Repo, dated 08/31/17, due 9/1/2017, 1.06%, total to be received $363,906 (Collateralized by various U.S. Treasury Obligations, 05/15/21-01/15/26, 0.63%-3.13%, totaling $368,830)	363,874

	COLLATERAL FOR SECURITIES LOANED (Cost - $1,363,874)	1,363,874

	TOTAL INVESTMENTS - 102.7% (Cost - $31,027,323) (a)	$51,224,958

	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.7)%	(1,389,994)

	NET ASSETS - 100.0%	$49,834,964

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Administrator.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $31,124,376 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$20,487,796
Unrealized depreciation:	(387,214)
Net unrealized appreciation:	$20,100,582

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA ENERGY & BASIC MATERIALS PORTFOLIO
August 31, 2017

Shares		Value
	COMMON STOCK - 98.7%
	CHEMICALS - 14.3%
660	Ashland Global Holding, Inc.	$40,953
750	Cabot Corp.	39,510
1,340	Dow Chemical Co.	89,311
590	Eastman Chemical Co.	50,858
720	LyondellBasell Industries NV	65,225
		285,857
	COAL - 1.1%
1,490	CONSOL Energy, Inc. *	21,680

	FOREST PRODUCTS & PAPER - 2.8%
1,040	International Paper Co.	56,025

	IRON/STEEL - 8.5%
2,020	ArcelorMittal - ADR *	53,914
720	Posco - ADR	54,446
480	Reliance Steel & Aluminum Co.	34,762
2,347	Vale SA	25,981
		169,103
	MINING - 4.8%
4,660	Cameco Corp.	46,740
1,960	Teck Resouces Ltd.	48,862
		95,602
	OIL & GAS - 57.9%
2,090	Antero Resources Corp *	41,152
680	BP PLC - ADR	23,616
847	Chevron Corp.	91,154
670	China Petroleum & Chemical Corp. - ADR	51,349
610	CNOOC Ltd.	74,146
230	ConocoPhillips	10,042
1,220	Devon Energy Corp.	38,308
3,695	Diamond Offshore Drilling, Inc. *	41,975
3,220	Ecopetrol SA - ADR	29,656
2,830	Encana Corp.	26,404
1,525	Exxon Mobil Corp.	116,403
1,060	HollyFrontier Corp.	33,189
1,530	Murphy Oil Corp.	34,670
1,659	Newfield Exploration Co. *	43,350
710	PetroChina Co. Ltd. - ADR	45,667
2,417	Petroleo Brasileiro *	21,705
2,560	QEP Resources, Inc. *	19,328
2,330	Range Resources Corp.	40,449
2,230	Royal Dutch Shell PLC - ADR	126,285
1,870	Sasol Ltd.	56,343
2,110	TOTAL SA - ADR	109,804
2,600	Transocean Ltd. *	21,216
889	Valero Energy Corp.	60,541
		1,156,752
	OIL & GAS SERVICES - 1.5%
890	Oceaneering International, Inc.	20,069
160	Schlumberger Ltd.	10,162
		30,231
	PACKAGING & CONTAINERS - 5.1%
1,940	Owens-Illinois, Inc. *	47,802
940	WestRock Co.	53,495
		101,297
	PIPELINES - 2.7%
760	Enbridge, Inc.	30,392
1,230	Kinder Morgan, Inc.	23,776
		54,168
	TOTAL COMMON STOCK (Cost - $1,777,770)	1,970,715

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA ENERGY & BASIC MATERIALS PORTFOLIO (Continued)
August 31, 2017

Shares		Value
	SHORT-TERM INVESTMENTS - 0.2%
4,643	Milestone Treasury Obligations Fund, Institutional Class ^
	(Cost - $4,643)	$4,643

	TOTAL INVESTMENTS - 98.9% (Cost - $1,782,413) (a)	$1,975,358

	OTHER ASSETS LESS LIABILITIES - 1.1%	21,515

	NET ASSETS - 100.0%	$1,996,873

*	Non-income producing securities.

^	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Administrator.

ADR - American Depositary Receipt.

PLC - Public Liability Company.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,787,874 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$274,647
Unrealized depreciation:	(87,163)
Net unrealized appreciation:	$187,484

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA FINANCIAL SERVICES PORTFOLIO
August 31, 2017

Shares		Value
	COMMON STOCK - 99.2%
	BANKS - 55.5%
3,471	Bank of America Corp.	$82,922
230	Bank of New York Mellon Corp.	12,024
230	BB&T Corp.	10,601
160	Capital One Financial Corp.	12,738
1,340	Citigroup, Inc.	91,160
380	Citizens Financial Group, Inc.	12,589
737	Commerce Bancshares, Inc.	40,528
480	Cullen/Frost Bankers, Inc.	40,416
910	East West Bancorp, Inc.	50,387
1,850	Fifth Third Bancorp	48,340
98	Goldman Sachs Group, Inc.	21,927
850	Hancock Holding Co.	37,357
991	JPMorgan Chase & Co.	90,072
210	M&T Bank Corp.	31,051
1,250	Morgan Stanley	56,875
510	Northern Trust Corp.	45,135
579	PNC Financial Services Group, Inc.	72,612
3,210	Regions Financial Corp.	45,293
410	State Street Corp.	37,921
990	Synovus Financial Corp.	41,699
1,558	US Bancorp	79,848
1,600	Wells Fargo & Co.	81,712
600	Zions Bancorporation	26,196
		1,069,403
	COMMERCIAL SERVICES - 0.6%
70	S&P Global, Inc.	10,803

	DIVERSIFIED FINANCIAL SERVICES - 12.2%
245	American Express Co.	21,095
380	Ameriprise Financial, Inc.	52,634
24	BlackRock, Inc. - Cl. A	10,056
270	Charles Schwab Corp.	10,773
220	CME Group, Inc.	27,676
803	Discover Financial Services	47,337
910	Eaton Vance Corp.	43,298
230	Franklin Resources, Inc.	9,943
190	Intercontinental Exchange, Inc.	12,287
		235,099
	INSURANCE - 28.2%
663	Allstate Corp.	60,001
199	American International Group, Inc.	12,036
440	Aon PLC	61,230
942	Berkshire Hathaway, Inc. *	170,653
22	Brighthouse Financial, Inc. *	1,256
129	Chubb Ltd.	18,243
930	First American Financial Corp.	45,626
170	Lincoln National Corp.	11,536
150	Marsh & McLennan Cos., Inc.	11,712
252	MetLife, Inc.	11,801
1,390	Old Republic International Corp.	26,535
730	Principal Financial Group, Inc.	45,640
650	Progressive Corp.	30,212
140	Prudential Financial, Inc.	14,291
90	Reinsurance Group of America, Inc.	12,100
80	Travelers Cos., Inc.	9,694
		542,566
	SOFTWARE - 2.7%
460	MSCI, Inc. - Cl. A	52,721

	TOTAL COMMON STOCK (Cost - $1,317,408)	1,910,592

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA FINANCIAL SERVICES PORTFOLIO (Continued)
August 31, 2017

Shares		Value
	SHORT-TERM INVESTMENTS - 0.5%
10,305	Milestone Treasury Obligations Portfolio, Institutional Class ^
	(Cost - $10,305)	$10,305

	TOTAL INVESTMENTS - 99.7% (Cost - $1,327,713) (a)	$1,920,897

	OTHER ASSETS AND LIABILITIES - 0.3%	5,635

	NET ASSETS - 100.0%	$1,926,532

*	Non-income producing securities.

^	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Administrator.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,334,246 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$600,158
Unrealized depreciation:	(13,507)
Net unrealized appreciation:	$586,651

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA INVESTMENT QUALITY BOND PORTFOLIO
August 31, 2017

Principal		Value
	U.S. GOVERNMENT & AGENCIES - 48.8%
	FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.4%
$300,000	1.750%, 05/30/19	$302,146

	U.S. TREASURY INFLATION PROTECTION SECURITIES - 33.5%
120,288	0.125%, 04/15/20	120,931
103,350	0.125%, 04/15/21	103,855
324,672	0.125%, 01/15/22	326,719
530,600	0.125%, 01/15/23	531,709
526,275	0.375%, 07/15/23	535,973
309,873	0.375%, 07/15/25	312,629
367,426	0.625%, 01/15/24	377,577
		2,309,393
	U.S. TREASURY NOTES - 10.9%
100,000	1.000%, 09/30/19	99,340
250,000	1.375%, 01/31/20	250,073
400,000	2.000%, 07/31/22	405,297
		754,710

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost - $3,317,139)	3,366,249

	CORPORATE BONDS & NOTES - 48.7%
	AUTO MANUFACTURERS - 2.2%
150,000	Ford Motor Credit Co. LLC, 5.000%, 05/15/18	153,246

	BANKS - 6.1%
100,000	Bank of America Corp., 6.875%, 11/15/18	105,964
100,000	JPMorgan Chase & Co., 7.900%, perpetual	103,125
100,000	Morgan Stanley, 7.300%, 05/13/19	108,904
100,000	SunTrust Banks, Inc., 6.000%, 09/11/17	100,062
		418,055
	BIOTECHNOLOGY - 1.5%
100,000	Celgene Corp., 2.125%, 08/15/18	100,464

	COMMERCIAL SERVICES - 2.2%
50,000	CDK GLOBAL, INC. 3.300% 10/15/19	51,500
100,000	Total System Services, Inc., 2.375%, 06/01/18	100,320
		151,820
	DIVERSIFIED FINANCIAL SERVICES - 3.3%
125,000	American Express Credit Corp., 1.800%, 07/31/18	125,189
100,000	Synchrony Financial, 3.000%, 08/15/19	101,495
		226,684
	ELECTRIC - 3.2%
54,000	Arizona Public Service Co., 2.200%, 01/15/20	54,430
100,000	DTE Energy Co., 2.400%, 12/01/19	100,847
65,000	Oncor Electric Delivery Co. LLC, 6.800%, 09/01/18	68,119
		223,396
	ELECTRONICS - 3.7%
126,000	Agilent Technologies, Inc., 6.500%, 11/01/17	126,820
125,000	Tech Data Corp., 3.750%, 09/21/17 +	125,073
		251,893
	HEALTHCARE-SERVICES - 4.9%
150,000	HCA, Inc., 3.750%, 03/15/19	153,000
180,000	Humana, Inc., 7.200%, 06/15/18	187,450
		340,450

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SARATOGA INVESTMENT QUALITY BOND PORTFOLIO (Continued)
August 31, 2017

Principal		Value
	CORPORATE BONDS & NOTES - 48.7% (Continued)
	INSURANCE - 1.4%
$100,000	Travelers Cos, Inc., 5.800%, 05/15/18	$102,931

	INTERNET - 1.5%
100,000	Expedia, Inc., 7.456%, 08/15/18	105,263

	IRON/STEEL - 1.5%
100,000	Nucor Corp., 5.750%, 12/01/17	100,990

	MEDIA - 1.5%
100,000	CBS Corp., 2.300%, 08/15/19	100,811

	MISCELLANEOUS MANUFACTURING - 4.8%
303,000	General Electric Co., 5.500%, 01/08/20	327,944

	MUNICIPAL - 2.2%
140,000	Cypress-Fairbanks Independent School District, 6.629%, 02/15/38	149,596

	REGIONAL - 3.0%
200,000	Province of Ontario, Canada, 2.450%, 06/29/22	203,637

	REITS - 2.3%
160,000	Welltower, Inc., 4.700%, 09/15/17	160,125

	RETAIL - 1.9%
125,000	McDonald’s Corp., 3.500% 07/15/20	130,571

	SEMICONDUCTORS - 0.6%
50,000	Broadcom Corp., 2.700%, 11/01/18	50,112

	TELECOMMUNICATIONS - 0.9%
61,000	Verizon Communications, Inc., 4.500%, 09/15/20	65,481

	TOTAL CORPORATE BONDS & NOTES (Cost - $3,325,855)	3,363,469

Shares
	SHORT-TERM INVESTMENTS - 2.1%
144,621	Milestone Treasury Obligations Portfolio, Institutional Class ^
	(Cost - $144,621)	144,621

Principal
	COLLATERAL FOR SECURITIES LOANED - 0.4%
	REPURCHASE AGREEMENTS - 0.4%
$26,177	Royal Bank of Scotland PLC Repo, dated 08/31/17, due 09/01/17, 1.04%, total to be received $29,179
	(Collateralized by U.S. Treasury Bonds and Notes, 1/30/17-4/30/18, 0.630%-2.250%, totaling $26,604)

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $26,177)	26,177

	TOTAL INVESTMENTS - 100.0% (Cost - $6,813,792) (a)	$6,900,516

	OTHER ASSETS AND LIABILITIES - 0.0%	(1,336)

	NET ASSETS - 100.0%	$6,899,180

+	All or a portion of the security is on loan.

^	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Administrator.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $6,813,792 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$89,106
Unrealized depreciation:	(2,382)
Net unrealized appreciation:	$86,724

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA MUNICIPAL BOND PORTFOLIO
August 31, 2017

Principal		Value
	MUNICIPAL BONDS - 95.2%
	ARIZONA - 10.3%
	Electric - 4.9%
$40,000	Salt River Project Agricultural Improvement & Power District, 5.00%, 12/1/19	$43,650

	Hospitals - 5.4%
40,000	Industrial Development Authority of the County of Yavapai, 5.00%, 8/1/26	47,972
		91,622
	ARKANSAS - 4.3%
	General Obligation - 4.3%
35,000	Northwest Arkansas Conservation Authority, 4.00%, 3/125	37,960

	CALIFORNIA - 10.1%
	Education - Public - 5.4%
40,000	San Diego Unified School District, 5.00%, 7/1/28	48,582

	General Obligation - 4.7%
40,000	California Statewide Communities Development Authority, 2.625%, 11/1/33	41,625
		90,207
	CONNECTICUT - 11.2%
	Education - Private - 4.5%
40,000	Connecticut State Health & Educational Facility Authority, 1.00%, 7/1/33	40,022

	Special Tax - 6.7%
50,000	Connecticut State Special Tax Revenue, 5.00%, 8/1/27	59,149
		99,171
	DELAWARE - 10.4%
	General Obligation - 5.0%
40,000	County of New Castle DE, 4.00%, 7/15/21	44,466

	Education - Public - 5.4%
40,000	Delaware State Economic Development Authority, 5.00%, 10/1/29	47,824
		92,290
	HAWAII - 2.7%
	General Obligation - 2.7%
20,000	State of Hawaii, 5.00%, 10/1/22	23,716

	MINNESOTA - 5.5%
	General Obligation - 5.5%
40,000	State of Minneosta, 5.00%, 8/1/24	49,265

	MISSOURI - 3.6%
	Education - 3.6%
30,000	Health & Educational Facilities Authority of the State of Missouri, 4.25%, 6/1/25	31,829

	NEW JERSEY - 6.0%
	Transportation - 6.0%
40,000	New Jersey Turnpike Authority, 5.00%, 1/1/31	53,476

	NEW YORK - 15.4%
	Education - 4.3%
35,000	Albany Capital Resource Corp	38,176

	Transportation - 7.4%
20,000	Port Authority of New York & New Jersey, 5.00%, 12/1/20	22,568
35,000	Triborough Bridge & Tunnel Authority, 5.00%, 11/15/29	43,338
		65,906
	General Obligation - 3.7
30,000	Suffolk County Economic Development Corp	33,095
		137,177

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA MUNICIPAL BOND PORTFOLIO (Continued)
August 31, 2017

Principal		Value
	MUNICIPAL BONDS - 95.2% (Continued)
	OHIO - 3.6%
	Education - Public - 3.6%
$30,000	Wright State University	$32,500

	OREGON - 4.9%
	Electric - 4.9%
35,000	City of Eugene OR Electric Utility System Revenue - Prefunded, 4.00%, 8/1/20	37,954
5,000	City of Eugene OR Electric Utility System Revenue - Unrefunded, 4.00%, 8/1/20	5,424
		43,378
	TEXAS - 2.0%
	Transportation - 2.0%
15,000	Texas Transportation Commission State Highway Fund, 5.00%, 10/1/22	17,803

	WASHINGTON - 5.2%
	Education - Public - 5.2%
40,000	Washington State University, 5.00%, 10/1/40	46,267

	TOTAL MUNICIPAL BONDS (Cost - $835,223)	846,661

Shares
	SHORT-TERM INVESTMENTS - 2.9%
26,001	Dreyfus Tax Exempt Cash Management, Institutional Class
	(Cost - $26,001)	26,001

	TOTAL INVESTMENTS - 98.1% (Cost - $861,224) (a)	$872,662

	OTHER ASSETS LESS LIABILITIES - 1.9%	16,911

	NET ASSETS - 100.0%	$889,573

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $861,224 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$12,647
Unrealized depreciation:	(1,209)
Net unrealized appreciation:	$11,438

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
US GOVERNMENT MONEY MARKET PORTFOLIO
August 31, 2017

Principal		Value
	REPURCHASE AGREEMENT - 100.2%
$10,466,000	Credit Agricole Repo, 1.05%, due 9/1/17 with a full maturity value of $10,466,305
	(Collateralized by $10,790,600 U.S. Treasury Note, 1.500% due 3/31/2023, aggregate market value plus accrued interest $10,675,362)
	(Cost - $10,466,000)	$10,466,000

	TOTAL INVESTMENTS - 100.2% (Cost - $10,466,000) (a)	$10,466,000

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(22,270)

	NET ASSETS - 100.0%	$10,443,730

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,466,000.

See accompanying notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO
August 31, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 50.9%
	ASSET ALLOCATION FUNDS - 1.8%
3,869	iShares MorningStar Multi-Asset Income Index ETF	$99,554
2,935	PowerShares DB US Dollar Index Bullish Fund *	70,528
294	SPDR Bloomberg Barclays Convertible Securities	15,000
		185,082
	COMMODITY FUNDS - 6.2%
2,560	iPath Bloomberg Coffee Subindex Total Return ETN	42,931
3,630	iPath Bloomberg Grains Subindex Total Return ETN	92,638
1,261	iShares Global Clean Energy ETF	11,538
11,355	iShares S&P GSCI Commodity Indexed Trust *	164,193
6,249	iShares S&P/TSX Capped Materials Index ETF	67,188
515	iShares S&P/TSX Global Gold Index ETF	5,381
2,977	PowerShares DB Agriculture Fund *	55,491
1,276	SPDR Gold Shares +	160,546
2,228	United States Natural Gas Fund LP *	14,950
236	United States Oil Fund LP *	2,273
		617,129
	DEBT FUNDS - 29.0%
1,997	Highland/iBoxx Senior Loan ETF	36,585
184	iShares 20+ Year Treasury Bond ETF	23,550
2,895	iShares Barclays USD Asia High Yield Bond Index ETF	31,642
240	iShares Floating Rate Bond ETF	12,214
19	iShares iBoxx $ High Yield Corporate Bond ETF	1,683
2,024	iShares JP Morgan USD Emerging Markets Bond ETF	236,990
1	iShares MBS ETF	108
712	PowerShares Senior Loan Portfolio	16,476
4,559	SPDR Barclays Euro High Yield Bond UCITS ETF	315,727
93	SPDR Barclays Sterling Corporate Bond UCITS ETF	7,375
219	SPDR Bloomberg Barclays High Yield Bond ETF	8,160
8,474	VanEck Vectors Emerging Markets High Yield Bond ETF	209,901
3	VanEck Vectors International High Yield Bond ETF	77
36,366	Vanguard Total International Bond ETF	1,995,039
		2,895,527
	EQUITY FUNDS - 13.9%
13,873	AdvisorShares STAR Global Buy-Write ETF	410,017
2,594	First Asset Active Utility & Infrastructure ETF	21,900
605	First Trust Financial AlphaDex Fund	17,539
2,586	Global X Scientific Beta US ETF	75,097
3,747	Guggenheim S&P 500 Equal Weight ETF	349,295
218	iPATH S&P 500 VIX Short-Term Futures ETN *	10,109
75	IQ Merger Arbitrage ETF	2,287
634	iShares Latin America 40 ETF	21,892
76	iShares Mortgage Real Estate Capped ETF	3,579
124	iShares MSCI All Country Asia ex Japan ETF	8,937
382	iShares MSCI Brazil Capped ETF	15,280
2,093	iShares MSCI EAFE ETF	140,023
2,994	iShares MSCI Emerging Markets ETF	134,221
791	iShares MSCI Frontier 100 ETF	23,991
40	iShares MSCI Japan ETF	2,188
123	iShares MSCI United Kingdom ETF	4,162
110	ProShares Short VIX Short-Term Futures ETF *	8,822
904	SPDR EURO STOXX 50 ETF	35,952
846	VanEck Vectors Africa Index ETF	20,202
38	VanEck Vectors Russia ETF	810
1,733	Vanguard FTSE Emerging Markets ETF	76,772
		1,383,075

	TOTAL EXCHANGE TRADED FUNDS (Cost - $5,005,967)	5,080,813

See accompanying notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO (Continued)
August 31, 2017

Shares		Value
	MUTUAL FUNDS - 14.0%
	ALTERNATIVE INVESTMENTS - 6.5%
73,019	AQR Managed Futures Strategy Fund, Class I	$647,682

	ASSET ALLOCATION FUNDS - 7.5%
61,078	Altegris Futures Evolution Strategy Fund, Class I	593,680
20,193	Salient Adaptive Growth Fund	153,667
		747,347

	TOTAL MUTUAL FUNDS (Cost - $1,591,434)	1,395,029

	SHORT-TERM INVESTMENTS - 21.5%
2,150,080	Milestone Treasury Obligations Fund, Institutional Class ^
	(Cost - $2,150,080)	2,150,080

	TOTAL INVESTMENTS - 86.4% (Cost - $8,747,481) (a)	$8,625,922

	OTHER ASSETS LESS LIABILITIES - 13.6%	1,362,135

	NET ASSETS - 100.0%	$9,988,057

*	Non-income producing securities.

+	All or a portion of this investment is a holding of the James Alpha Cayman Commodity Fund I Ltd.

^	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Administrator.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $8,823,865, excluding swaps, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$6,024,095
Unrealized depreciation:	(6,222,038)
Net unrealized depreciation:	$(197,943)

Forward Currency Contracts
Settlement	Units to					US Dollar	Appreciation/
Date	Receive/Deliver		Counterparty	In Exchange For		Value	(Depreciation)
To Buy:
9/21/2017	4,731,231	JPY	BNY Mellon	$43,038	USD	$43,031	$(7)
To Sell:
9/21/2017	55,753	AUD	BNY Mellon	44,098	USD	44,210	(112)
9/21/2017	46,876	CAD	BNY Mellon	37,016	USD	37,397	(381)
9/21/2017	116,277	CHF	BNY Mellon	120,624	USD	121,164	(540)
9/21/2017	517,103	EUR	BNY Mellon	609,258	USD	615,483	(6,225)
9/21/2017	25,443	GBP	BNY Mellon	32,796	USD	32,809	(13)
9/21/2017	224,324	MXN	BNY Mellon	12,685	USD	12,544	141
Total Unrealized:							$(7,137)

See accompanying notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO (Continued)
August 31, 2017

Unrealized
TOTAL RETURN SWAP - (0.7)%	Loss
The Deutsche Bank Total Return Swap provides exposure to the daily, total returns of the James Alpha Index, a proprietary index of the London Branch of Deutsche Bank AG. The number of shares is 58,600, with a receivable rate of 1.46%. The James Alpha Index features a basket of commodity trading advisor (“CTA”) programs selected by James Alpha Advisors, LLC from an approved list of third-party managers offered through Deutsche Bank AG on its DB Select platform. The James Alpha Index comprises a diversified collection of strategy and style types, including trend following, short-term trading, discretionary, global macro, and sector specialists. According to the terms of the swap, James Alpha Advisors, LLC can modify the James Alpha Index as frequently as daily, on a T+1 basis, by adjusting the notional value of the James Alpha Index, or by adding, deleting, or re-weighting the constituent CTA programs. The swap became effective on December 7, 2016, and has a term of three years there from unless terminated earlier. (Notional Value $5,860,000)	$(45,907)
$(45,907)

James Alpha Index Swap Top 50 Holdings
FUTURES CONTRACTS*
			Notional Value		Unrealized
Number of			at August 31,		Appreciation /
Contracts	Open Long Future Contracts	Counterparty	2017	Expiration	(Depreciation)
2	3 month Euro (EURIBOR)	Deutsche Bank	591,960	12/17/2018	$(121)
1	3 month Euro (EURIBOR)	Deutsche Bank	299,714	3/19/2018	28
11	3 month Sterling	Deutsche Bank	1,803,767	6/20/2018	705
3	3 month Sterling	Deutsche Bank	530,741	12/19/2018	59
2	3 month Sterling	Deutsche Bank	320,682	6/19/2019	142
4	10 year Italian Bond Future	Deutsche Bank	659,060	9/7/2017	6,740
1	10 year Japanese Goverment Bond Future	Deutsche Bank	694,582	9/12/2017	1,329
5	10 year US Treasury Notes Future	Deutsche Bank	659,885	12/19/2017	(48)
2	30 year US Treasury Bonds Future	Deutsche Bank	352,938	12/19/2017	(420)
2	90 Day Bank Accepted Bill Future	Deutsche Bank	291,924	3/8/2018	(17)
4	AUD/USD	Deutsche Bank	343,448	9/18/2017	2,589
3	E-Mini S&P 500	Deutsche Bank	329,963	9/15/2017	(2,376)
3	Euro-Bund Future	Deutsche Bank	565,012	9/7/2017	1,677
5	Eurodollar	Deutsche Bank	1,216,739	3/18/2019	(6,306)
3	Eurodollar	Deutsche Bank	702,356	6/18/2018	207
2	Eurodollar	Deutsche Bank	443,160	6/17/2019	233
2	Eurodollar	Deutsche Bank	422,044	6/15/2020	10
3	Long Gilt Future	Deutsche Bank	492,927	12/27/2017	(625)
4	Mini Japanese Goverment Bond Future	Deutsche Bank	530,423	9/11/2017	(2,564)
					$1,242
	Open Short Future Contracts
(7)	5 year US Treasury Notes Future	Deutsche Bank	(781,360)	12/29/2017	$(991)

	TOTAL FUTURES CONTRACTS				$251

PURCHASED PUT OPTIONS^*
		Notional Value
		at August 31,			Unrealized
Description	Counterparty	2017	Expiration	Strike Price	Appreciation
USD/EUR	Deutsche Bank	369,827	09/08/17	1.17	$228
CAD/USD	Deutsche Bank	532,915	09/08/17	1.28	6,642
USD/GBP	Deutsche Bank	297,494	10/03/17	1.29	2,917
USD/GBP	Deutsche Bank	296,023	10/05/17	1.32	6,249
CHF/GBP	Deutsche Bank	234,244	10/19/17	1.24	2,829
USD/EUR	Deutsche Bank	559,833	10/27/17	1.17	2,720
USD/EUR	Deutsche Bank	332,796	10/30/17	1.18	2,573
SEK/EUR	Deutsche Bank	446,057	11/02/17	9.65	8,725
JPY/USD	Deutsche Bank	320,551	11/06/17	102.75	389
NOK/EUR #	Deutsche Bank	334,635	04/03/18	9.50	2,567
					$35,839

#	Barrier option

See accompanying notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO (Continued)
August 31, 2017

PURCHASED CALL OPTIONS^*
		Notional Value
		at August 31,			Unrealized
Description	Counterparty	2017	Expiration	Strike Price	Appreciation
CAD/USD	Deutsche Bank	516,367	9/8/2017	1.26	$524

TOTAL PURCHASED OPTIONS					$36,363

WRITTEN PUT OPTIONS^*
		Notional Value
		at August 31,			Unrealized
Description	Counterparty	2017	Expiration	Strike Price	Depreciation
USD/NZD	Deutsche Bank	(437,967)	09/07/17	0.63	$—
CAD/USD	Deutsche Bank	(532,915)	09/08/17	1.26	(2,029)
JPY/USD	Deutsche Bank	(750,170)	09/08/17	98.5	—
JPY/USD	Deutsche Bank	(428,038)	10/20/17	104.25	(532)
JPY/USD	Deutsche Bank	(628,819)	11/02/17	98.75	(215)
USD/NZD	Deutsche Bank	(888,069)	11/10/17	0.67	(857)
USD/EUR	Deutsche Bank	(739,653)	11/23/17	1.11	(383)
USD/AUD	Deutsche Bank	(1,003,353)	01/04/18	0.68	(324)
USD/NZD	Deutsche Bank	(668,534)	01/08/18	0.64	(645)
CHF/GBP	Deutsche Bank	(468,489)	01/19/18	1.15	(1,472)
USD/EUR	Deutsche Bank	(1,119,666)	01/29/18	1.10	(1,671)
SEK/EUR	Deutsche Bank	(291,978)	02/02/18	8.90	(332)
USD/GBP	Deutsche Bank	(425,648)	02/02/18	1.2	(3,004)
NOK/EUR	Deutsche Bank	(468,489)	03/01/18	8.85	(314)
SEK/EUR	Deutsche Bank	(596,459)	03/02/18	9.22	(3,638)
USD/GBP	Deutsche Bank	(892,482)	04/05/18	1.15	(2,220)
USD/EUR	Deutsche Bank	(998,388)	04/27/18	1.08	(1,962)
					(19,598)

WRITTEN CALL OPTIONS^*
		Notional Value
		at August 31,			Unrealized
Description	Counterparty	2017	Expiration	Strike Price	Appreciation
ZAR/USD	Deutsche Bank	468,489	2/1/2018	15.30	$112

TOTAL WRITTEN OPTIONS					$(19,486)

^	Option transactions are done by notional and not by contracts

FOREIGN CURRENCY TRANSACTIONS +*
Settlement	Units to					US Dollar
Date	Receive/Deliver		Counterparty	In Exchange For		Value	Appreciation
To Buy:
9/20/2017	359,960	EUR	Deutsche Bank	$298,541	USD	$300,563	2,022

+	Foreign currency transactions are done by notional and not by contracts

*	Non-income producing securities

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO
August 31, 2017

Shares		Value
	COMMON STOCK - 98.3%
	ASIA PACIFIC - 23.9%
	AUSTRALIA -7.5%
1,587,866	Goodman Group	$10,440,558
4,330,667	Nextdc Ltd.	15,731,699
1,718,137	Westfield Corp.	10,125,161
		36,297,418
	HONG KONG - 1.4%
2,112,611	China Resources Land Ltd	6,599,843

	JAPAN - 14.6%
491,493	Aeon Mall Co. Ltd.	8,824,188
23,428	Invincible Investment Corp.	9,994,045
756,008	Mitsubishi Estate Co. Ltd.	13,009,987
720,119	Mitsui Fudosan Co. Ltd.	15,559,176
2,791	Nippon Building Fund, Inc.	14,834,954
3,798	Nippon Prologis REIT, Inc.	8,240,618
		70,462,968
	SINGAPORE - 0.4%
886,896	Global Logistic Properties Ltd.	2,116,012

	TOTAL ASIA PACIFIC (Cost - $127,035,673)	115,476,241

	EUROPE - 25.9%
	AUSTRIA - 3.0%
469,500	BUWOG AG	14,429,185

	FRANCE - 4.0%
273,680	Carmila	7,630,123
288,750	Klepierre	11,620,540
		19,250,663
	GERMANY - 1.9%
94,093	Deutsche Wohnen AG	3,991,424
229,018	TLG Immobilien AG	5,067,125
		9,058,549
	IRELAND - 0.3%
833,011	Green REIT PLC	1,426,129

	ITALY - 1.3%
672,938	COIMA RES SpA *	6,480,458

	LUXEMBOURG - 1.2%
269,473	Grand City Properties SA	5,862,894

	NETHERLANDS - 1.3%
46,937	InterXion Holding NV	2,433,683
76,445	Wereldhave NV	3,737,213
		6,170,896
	SPAIN - 3.5%
201,693	Axiare Patrimonio SOCIMI SA	3,841,484
338,980	Inmobiliaria Colonial SA	6,301,118
483,002	Merlin Properties Socimi SA	6,646,846
		16,789,448
	UNITED KINGDOM - 9.4%
6,889,538	Empiric Student Property PLC	9,987,211
673,062	Great Portland Estates PLC	5,251,349
396,243	Kennedy Wilson Europe Real Estate PLC	5,728,700
3,675,500	McCarthy & Stone PLC	7,833,459
652,439	Segro PLC	4,522,971
5,001,711	Tritax Big Box REIT PLC	9,209,848
319,136	UNITE Group PLC	2,849,776
		45,383,314

	TOTAL EUROPE (Cost - $129,489,712)	124,851,536

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Continued)
August 31, 2017

Shares		Value
	COMMON STOCK - 98.3% (Continued)
	NORTH AMERICA - 48.5%
	CANADA - 3.4%
225,905	Boardwalk Real Estate Investment Trust	$7,275,808
1,718,670	Pure Industrial Real Estate Trust	9,074,852
		16,350,660
	UNITED STATES - 45.1%
247,575	Acadia Realty Trust	7,102,927
63,000	ARMOUR Residential REIT, Inc.	1,663,830
328,127	Ashford Hospitality Prime, Inc.	3,156,582
228,593	Brixmor Property Group, Inc.	4,279,261
450,820	CatchMark Timber Trust, Inc.	5,197,955
190,350	Chatham Lodging Trust	3,860,298
139,460	Chesapeake Lodging Trust	3,568,781
2,584,389	Colony NorthStar, Inc.	33,881,340
507,150	CoreCivic, Inc.	13,591,620
133,767	Education Realty Trust, Inc.	5,168,757
671,900	Ellington Financial LLC	10,649,615
136,831	Ellington Residential Mortgage REIT	2,001,838
151,703	Extra Space Storage, Inc.	11,776,704
110,260	GEO Group Inc/The	3,047,586
627,322	Jernigan Capital, Inc.	12,195,140
1,027,876	Kennedy-Wilson Holdings, Inc.	19,838,007
336,900	La Quinta Holdings, Inc. *	5,323,020
494,838	New Senior Investment Group, Inc.	4,567,355
1,352,817	New York REIT, Inc.	11,147,212
905,602	NorthStar Realty Europe Corp.	11,256,633
104,251	Park Hotels & Resorts, Inc.	2,782,459
682,399	Pennsylvania Real Estate Investment Trust	6,844,462
134,335	PennyMac Mortgage Investment Trust	2,322,652
435,533	Physicians Realty Trust	8,157,533
143,523	Regency Centers Corp.	9,231,399
371,580	Select Income REIT	8,624,371
697,393	Washington Prime Group, Inc.	5,823,231
97,456	Western Asset Mortgage Capital Corp.	1,024,262
		218,084,830

	TOTAL NORTH AMERICA (Cost - $280,761,288)	234,435,490

	TOTAL COMMON STOCK (Cost - $537,286,673)	474,763,267

	SHORT-TERM INVESTMENTS - 0.4%
2,004,556	Milestone Treasury Obligations Fund, Institutional Class ^	2,004,556
	(Cost - $2,004,556)

	TOTAL INVESTMENTS - 98.7% (Cost - $539,291,229) (a)	$476,767,823
	OTHER ASSETS LESS LIABILITIES - 1.3%	6,262,215
	NET ASSETS - 100.0%	$483,030,038

*	Non-income producing securities.

^	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Administrator.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $535,914,881 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$18,485,056
Unrealized depreciation:	(77,632,114)
Net unrealized depreciation:	$(59,147,058)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Continued)
August 31, 2017

Forward Currency Contracts
	Foreign Currency
Settlement	Units to					US Dollar	Unrealized
Date	Receive/Deliver		Counterparty	In Exchange For		Value	(Depreciation)
To Buy:
9/5/2017	65,049,286	JPY	BNY Mellon	$591,895	USD	$591,035	$(860)
To Sell:
9/5/2017	47,549	GBP	BNY Mellon	$61,266	USD	$61,280	$(14)
Total Unrealized:							$(874)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO
August 31, 2017

Shares		Value
	COMMON STOCK - 97.7%
	ADVERTISING - 0.0%
245	YEXT, Inc. *	$3,187

	APPAREL - 0.5%
79	Canada Goose Holdings, Inc. *	1,385
2,811	Skechers U.S.A., Inc. - Cl. A *	74,295
		75,680
	AUTO MANUFACTURERS - 0.4%
2,835	Blue Bird Corp. *	51,597

	BIOTECHNOLOGY - 0.8%
6,568	NeoGenomics, Inc. *	66,402
6,217	Pacific Biosciences of California, Inc. *	30,774
4,436	Pfenex, Inc. *	16,014
		113,190
	CHEMICALS - 0.5%
600	Monstanto Co.	70,320

	COMMERCIAL SERVICES - 4.1%
412	CoStar Group, Inc. *	118,087
3,294	HMS Holdings Corp. *	58,370
2,255	KAR Auction Services, Inc.	101,678
1,300	PAREXEL International Corp. *	114,257
2,300	Paylocity Holding Corp. *	113,022
586	ServiceMaster Global Holdings, Inc. *	27,612
277	WEX, Inc. *	30,232
		563,258
	COMPUTERS - 2.8%
5,900	Brocade Communications Systems, Inc.	73,042
713	Dell Technologies, Inc. - Class V *	53,425
33,334	NEXTDC Ltd. *	121,090
1,141	Nutanix, Inc. *	25,102
2,361	Qualys, Inc. *	112,147
		384,806
	COSMETICS/PERSONAL CARE - 0.1%
610	elf Beauty, Inc. *	12,621

	DIVERSIFIED FINANCIAL SERVICES - 1.5%
5,162	Ellington Financial LLC	81,818
1,405	Financial Engines, Inc.	46,435
553	Hamilton Lane, Inc.	12,962
1,082	WageWorks, Inc. *	63,784
		204,999
	ELECTRIC - 0.2%
2,300	Calpine Corp. *	33,810

	ELECTRONICS - 0.5%
1,800	ShotSpotter, Inc. *	20,700
2,400	Sparton Corp. *	55,608
		76,308
	ENTERTAINMENT - 0.4%
1,329	IMAX Corp. *	24,786
925	Lions Gate Entertainment Corp. *	25,965
		50,751

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2017

Shares		Value
	COMMON STOCK - 97.7% (Continued)
	HEALTHCARE-PRODUCTS - 3.6%
2,000	Alere, Inc. *	$98,920
645	Bio-Techne Corp.	79,838
700	CR Bard, Inc.	224,567
4,109	GenMark Diagnostics, Inc. *	40,022
49	iRhythm Technologies, Inc. *	2,339
1,883	K2M Group Holdings, Inc. *	44,025
3,017	T2 Biosystems, Inc. *	12,641
		502,352
	HEALTHCARE-SERVICES - 1.8%
3,400	AAC Holdings, Inc. *	31,586
2,791	Acadia Healthcare Co., Inc. *	131,010
233	Almost Family, Inc. *	11,347
1,383	Envision Healthcare Corp. *	72,483
		246,426
	INSURANCE - 0.2%
1,200	OneBeacon Insurance Group Ltd.	21,864

	INTERNET - 3.0%
5,639	Attunity Ltd. *	37,105
2,665	FireEye, Inc. *	39,362
554	Imperva, Inc. *	24,736
44	Okta, Inc. *	1,188
3,949	RingCentral, Inc. *	167,240
2,300	WebMD Health Corp. *	152,812
		422,443
	LEISURE TIME - 0.1%
1,100	ClubCorp Holdings, Inc.	18,700

	LODGING - 1.0%
8,546	La Quinta Holdings, Inc. *	135,027

	MACHINERY-DIVERSIFIED - 0.1%
1,095	ASV Holdings, Inc. *	8,924

	MEDIA - 2.9%
3,300	Time Warner, Inc.	333,630
1,700	Tribune Media Co.	68,119
		401,749
	MINING - 2.0%
22,260	Emerge Energy Services LP *	146,026
15,930	Hi-Crush Partners LP *	127,440
		273,466

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2017

Shares		Value
	COMMON STOCK - 97.7% (Continued)
	OIL & GAS - 6.3%
7,270	Antero Midstream Partners LP	$245,508
779	Carrizo Oil & Gas, Inc. *	10,470
8,060	Dominion Midstream Partners LP	230,919
197	Noble Energy, Inc.	4,683
1,173	Parsley Energy, Inc. *	29,384
1,100	Rice Energy, Inc. *	30,096
16,424	Sanchez Midstream Partner LP	164,240
1,527	SandRidge Energy, Inc. *	26,295
6,000	VTTI Energy Partners LP	116,400
800	Western Refining Logistics LP	20,800
		878,795
	OIL & GAS SERVICES - 0.0%
241	Keane Group, Inc. *	3,121
300	Tesco Corp. *	1,320
		4,441
	PHARMACEUTICALS - 4.4%
800	Akorn, Inc. *	26,320
12,931	BioDelivery Sciences International, Inc. *	40,086
1,956	Catalent, Inc. *	80,763
8,535	Keryx Biopharmaceuticals, Inc. *	61,537
5,732	Lipocine, Inc. *	21,667
700	Neuroderm Ltd.	27,125
799	Premier, Inc. *	26,767
1,219	Radius Health, Inc. *	45,871
3,100	VCA, Inc. *	288,176
		618,312
	PIPELINES - 13.2%
4,730	Cheniere Energy Inc *	202,397
11,700	Energy Transfer Equity LP	203,229
8,175	Energy Transfer Partners LP	155,407
2,760	EQT Midstream Partners LP	210,781
10,220	Kinder Morgan, Inc.	197,553
6,924	MPLX LP	237,632
4,840	Phillips 66 Partners LP	231,255
7,950	SemGroup Corp.	204,315
7,150	Shell Midstream Partners LP	197,840
		1,840,409
	PRIVATE EQUITY - 1.6%
8,100	Fortress Investment Group LLC	64,476
7,845	Kennedy-Wilson Holdings, Inc.	151,409
		215,885
	REAL ESTATE - 5.2%
3,743	Aeon Mall Co. Ltd.	67,201
3,579	BUWOG AG	109,994
2,110	Carmila	58,826
16,082	China Resources Land Ltd.	50,241
714	Deutsche Wohnen AG	30,288
6,842	Global Logistic Properties Ltd.	16,324
940	Grand City Properties SA	20,451
3,062	Kennedy Wilson Europe Real Estate PLC	44,269
29,344	McCarthy & Stone PLC	62,540
5,807	Mitsubishi Estate Co. Ltd.	99,931
5,492	Mitsui Fudosan Co. Ltd.	118,662
43	Redfin Corp. *	958
1,805	TLG Immobilien AG	39,936
		719,621

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2017

Shares		Value
	COMMON STOCK - 97.7% (Continued)
	REITS - 21.4%
1,900	Acadia Realty Trust	$54,511
2,429	Ashford Hospitality Prime, Inc.	23,367
1,539	Axiare Patrimonio SOCIMI SA	29,312
1,723	Boardwalk Real Estate Investment Trust	55,493
1,891	Brixmor Property Group, Inc.	35,400
3,468	CatchMark Timber Trust, Inc.	39,986
1,631	Chatham Lodging Trust	33,077
981	Chesapeake Lodging Trust	25,104
5,300	COIMA RES SpA	51,040
19,722	Colony NorthStar, Inc.	258,555
3,865	CoreCivic, Inc.	103,582
457	CyrusOne, Inc.	28,805
4,500	DuPont Fabros Technology, Inc.	289,620
1,034	Education Realty Trust, Inc.	39,954
52,697	Empiric Student Property PLC	76,391
1,161	Extra Space Storage, Inc.	90,128
842	GEO Group, Inc.	23,273
7,765	Global Medical REIT, Inc.	65,614
12,108	Goodman Group	79,613
5,709	Great Portland Estates PLC	44,543
6,438	Green REIT PLC	11,022
2,591	Hispania Activos Inmobiliarios SOCIMI SA	48,163
178	Invincible Investment Corp. *	75,932
4,787	Jernigan Capital, Inc.	93,059
2,039	Klepierre SA	82,058
3,680	Merlin Properties Socimi SA	50,642
4,531	New Senior Investment Group, Inc.	41,821
10,491	New York REIT, Inc.	86,446
24	Nippon Building Fund, Inc.	127,567
29	Nippon Prologis REIT, Inc.	62,922
6,905	NorthStar Realty Europe Corp.	85,829
799	Park Hotels & Resorts, Inc.	21,325
5,183	Pennsylvania Real Estate Investment Trust	51,986
742	PennyMac Mortgage Investment Trust	12,829
3,359	Physicians Realty Trust	62,914
13,048	Pure Industrial Real Estate Trust	68,896
1,127	Regency Centers Corp,	72,489
5,009	Segro PLC	34,724
2,855	Select Income REIT	66,265
3,000	Starwood Waypoint Homes	111,690
37,960	Tritax Big Box REIT PLC	69,897
2,426	UNITE Group PLC	21,663
5,324	Washington Prime Group, Inc.	44,455
590	Wereldhave NV	28,844
740	Western Asset Mortgage Capital Corp.	7,777
13,091	Westfield Corp.	77,147
		2,965,730

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2017

Shares		Value
	COMMON STOCK - 97.7% (Continued)
	RETAIL - 2.8%
4,638	Boot Barn Holdings, Inc. *	$37,568
1,400	Cabela’s, Inc. *	75,180
2,366	Copart, Inc. *	77,345
690	Five Below, Inc. *	32,823
1,492	Fogo De Chao, Inc. *	18,874
1,200	HSN, Inc.	44,040
1,610	J. Jill, Inc. *	15,633
1,000	Rite Aid Corp. *	2,420
4,800	Staples, Inc.	49,032
1,059	Wingstop, Inc.	34,322
		387,237
	SAVINGS AND LOANS - 0.6%
4,527	Banc of California, Inc.	83,976

	SEMICONDUCTORS - 3.2%
1	Broadcom Ltd.	252
1,100	IXYS Corp. *	25,300
3,700	NXP Semiconductors NV *	417,952
		443,504
	SOFTWARE - 7.9%
915	2U, Inc. *	45,842
310	Alteryx, Inc. *	7,313
192	Asure Software, Inc. *	2,223
1,547	Black Knight Financial Services, Inc. *	65,902
1,206	Blackline, Inc. *	37,229
1,985	Callidus Software, Inc. *	51,114
1,466	Cotiviti Holdings, Inc. *	52,380
1,188	Coupa Software, Inc. *	36,186
2,633	Envestnet, Inc. *	117,037
959	Evolent Health, Inc. *	16,015
7,238	Five9, Inc. *	155,617
1,461	Guidewire Software, Inc. *	110,612
1,694	Instructure, Inc. *	50,142
360	InterXion Holding NV *	18,666
393	MuleSoft, Inc. *	8,567
359	NantHealth, Inc. *	994
3,134	SS&C Technologies Holdings, Inc.	121,317
641	Talend SA - ADR *	25,255
319	Ultimate Software Group, Inc. *	64,087
1,888	Veeva Systems, Inc. *	112,336
		1,098,834

	TELECOMMUNICATIONS - 3.2%
5,278	GTT Communications, Inc. *	167,577
2,300	Level 3 Communications, Inc. *	125,189
400	Straight Path Communications, Inc. * #	71,404
3,700	West Corp.	86,469
		450,639
	TRANSPORTATION - 1.4%
8,650	Golar LNG Ltd.	187,532

	TOTAL COMMON STOCK (Cost - $14,484,248)	13,566,393

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2017

Shares			Value
	EXCHANGE TRADED FUNDS - 5.1%
	ASSET ALLOCATION FUNDS - 0.5%
916	ProShares UltraShort Yen *		$64,899

	DEBT FUNDS - 1.6%
5,640	iShares US Preferred Stock ETF		220,242

	EQUITY FUNDS - 3.0%
2,329	First Trust STOXX European Select Dividend Index		30,766
3,736	Global X SuperDividend ETF		81,295
5,857	WisdomTree Japan Hedged Equity Fund		304,915
			416,976

	TOTAL EXCHANGE TRADED FUNDS (Cost - $758,059)		702,117

	MUTUAL FUNDS - 5.4%
	DEBT FUNDS - 5.4%
41,017	James Alpha Hedged High Income Portfolio, Class I +		387,611
34,867	Semper MBS Total Return Fund, Institutional Class		373,077
	TOTAL MUTUAL FUNDS (Cost - $735,029)		760,688

Contracts ++		Expiration Date - Exercise Price
	PUT OPTIONS PURCHASED - 0.0%
17	AT&T, Inc.	10/20/2017 - $34.00	238
7	Cabela’s, Inc. #	09/15/2017 - $50.00	945
	TOTAL PUT OPTIONS PURCHASED (Cost - $2,469)		1,183
Shares
	SHORT-TERM INVESTMENTS - 4.9%
678,932	Milestone Treasury Obligations Portfolio, Institutional Class ^
	(Cost - $678,932)		678,932

	TOTAL INVESTMENTS - 113.1% (Cost - $16,658,737) (a)		$15,709,313

	OTHER ASSETS AND LIABILITIES - (13.1)%		(1,823,825)

	NET ASSETS - 100.0%		$13,885,488

Shares			Value
	SECURITIES SOLD SHORT - (21.2)% *
	COMMON STOCK - (14.1)%
	AGRICULTURE - (0.0)%
3	British American Tobacco PLC - ADR		$186

	BANKS - (0.0)%
1	Canadian Imperial Bank of Commerce		84

	BIOTECHNOLOGY - (0.4)%
1,527	Cellectis SA - ADR		43,917
2,323	Sinovac Biotech Ltd.		15,959
			59,876
	COMPUTERS - (0.6)%
3,038	3D Systems Corp.		38,157
2,000	Stratasys Ltd.		44,760
			82,917
	DIVERSIFIED FINANCIAL SERVICES - (0.3)%
133	Credit Acceptance Corp.		36,216

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2017

Shares		Value
	SECURITIES SOLD SHORT - (21.2)% (Continued) *
	COMMON STOCK - (14.1)% (Continued)
	ELECTRIC - (1.2)%
1,648	El Paso Electric Co.	$91,546
1,548	Unitil Corp.	77,183
		168,729
	ELECTRICAL COMPONENTS & EQUIPMENT - (0.1)%
70	Littelfuse, Inc.	13,031

	GAS - (2.0)%
987	Atmos Energy Corp.	86,896
1,213	Chesapeake Utilities Corp.	96,373
1,192	ONE Gas, Inc.	89,686
		272,955
	HEALTHCARE-PRODUCTS - (1.8)%
357	Becton Dickinson and Co.	71,200
3,364	Globus Medical, Inc.	101,694
1,026	ResMed, Inc.	79,597
		252,491
	HEALTHCARE-SERVICES - (0.5)%
1,437	Civitas Solutions, Inc.	27,447
1,986	Select Medical Holdings Corp.	36,940
		64,387
	HOME FURNISHINGS - (0.1)%
152	iRobot Corp.	14,504

	MEDIA - (0.1)%
391	Sinclair Broadcast Group, Inc.	11,827

	OIL & GAS - (0.2)%
407	EQT Corp.	25,372
204	Nabors Industries Ltd.	1,336
		26,708
	PIPELINES - (0.2)%
419	Andeavor Logistics LP	20,845

	REITS - (2.9)%
2,455	Digital Realty Trust, Inc.	290,525
4,842	Invitation Homes, Inc.	112,044
		402,569
	RETAIL - (2.0)%
1,326	CarMax, Inc.	89,041
1,980	Liberty Interactive Corp. QVC Group	43,798
2,388	Lumber Liquidators Holdings, Inc.	89,622
1,545	PetMed Express, Inc.	56,037
		278,498
	SOFTWARE - (0.5)%
648	VMware, Inc. - Cl. A	70,049

	TELECOMMUNICATIONS - (1.2)%
2,998	AT&T, Inc.	112,305
2,940	CenturyLink, Inc.	57,977
		170,282

	TOTAL COMMON STOCK (Proceeds - $1,661,459)	1,946,154

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2017

Shares			Value
	SECURITIES SOLD SHORT - (21.2)% (Continued) *
	EXCHANGED TRADED FUNDS - (7.1)%
	EQUITY FUNDS - (7.1)%
4,846	iShares Russell 2000 Growth ETF		$823,626
1,200	iShares Russell 2000 ETF		167,676
	TOTAL EXCHANGED TRADED FUNDS (Proceeds - $858,130)		991,302

	TOTAL SECURITIES SOLD SHORT (Proceeds - $2,519,589) (a)		$2,937,456

Contracts ++		Expiration Date - Exercise Price
	PUT OPTIONS WRITTEN - 0.0%
7	Cabela’s, Inc.	09/15/2017 - $40.00
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $343) (a)		$245

*	Non-income producing securities

+	Investment in affiliate

++	One contract is equivalent to 100 shares of the underlying common stock.

#	All or a portion of this security is collateral for options written.

^	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Administrator.

ADR - American Depositary Receipt

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including securities sold short and options written, is $14,013,828 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,042,904
Unrealized depreciation:	(2,285,120)
Net unrealized depreciation:	$(1,242,216)

Forward Currency Contracts
	Foreign Currency						Unrealized
Settlement	Units to					US Dollar	Appreciation/
Date	Receive/Deliver		Counterparty	In Exchange For		Value	(Depreciation)
To Buy:
9/1/2017	1,494,849	JPY	JP Morgan	$13,602	USD	$13,582	$(20)
To Sell:
9/5/2017	367	GBP	JP Morgan	$473	USD	$474	$(1)
Total Unrealized:							$(21)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO
August 31, 2017

Shares				Value
	EXCHANGE TRADED FUNDS - 96.3%
	EQUITY FUND - 96.3%
22,400	SPDR S&P500 ETF Trust +			$5,543,776
	TOTAL EXCHANGE TRADED FUNDS (Cost - $5,088,785)			5,543,776

Contracts (a)			Expiration Date - Exercise Price
	PUT OPTIONS PURCHASED - 1.6% *
160	SPDR S&P500 ETF Trust		09/29/17 - $243.00	22,400
300	SPDR S&P500 ETF Trust		10/20/17 - $243.00	70,800
	TOTAL PURCHASED OPTIONS (Cost - $133,267)			93,200

Shares
	SHORT-TERM INVESTMENTS - 6.4%
368,177	Milestone Treasury Obligations Portfolio, Institutional Class ^
	(Cost - $368,177)			368,177

	TOTAL INVESTMENTS - 104.3% (Cost - $5,590,229) (b)			$6,005,153

	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.3)%			(250,508)

	NET ASSETS - 100.0%			$5,754,645

		Notional
Contracts (a)		Amount	Expiration Date - Exercise Price	Value
	WRITTEN OPTIONS - (1.0)% *
	PUT OPTIONS WRITTEN - (0.5)%
160	SPDR S&P500 ETF Trust	40,000	9/29/17 - $231.00
300	SPDR S&P500 ETF Trust	75,000	10/20/17 - $231.00	$29,240
	(Premiums Received - $49,030)

	CALL OPTIONS WRITTEN - (0.5)%
160	SPDR S&P500 ETF Trust	40,000	9/15/17 - $247.00	25,440
50	SPDR S&P500 ETF Trust	12,500	9/15/17 - $249.00	3,300
	(Premiums Received - $16,709)			28,740

	TOTAL WRITTEN OPTIONS (Premiums Received - $65,739) (b)			$57,980

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for options written.

^	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Administrator.

(a)	Each contract is equivalent to 100 shares of the underlying security.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including put and call options written, excluding swaps, is $5,573,839 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,210,796
Unrealized depreciation:	(1,837,462)
Net unrealized appreciation:	$373,334

	OPEN RETURN SWAPS - 0.4%
Notional				Expiration	Pay/Receive	Variable	Unrealized
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Rate	Gain
1,727,390	SPY SPDR SP 500 ETF Trust	7,000	Goldman Sachs	11/7/2017	Pay	1.232#	$2,769
							$2,769

#	Variable rate is Libor plus 0.40%

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO
August 31, 2017

Shares				Value
	EXCHANGE TRADED FUND - 90.6%
	EQUITY FUND - 90.6%
183,000	iShares MSCI Emerging Markets ETF +			$8,203,890
	TOTAL EXCHANGE TRADED FUNDS (Cost - $6,776,941)			8,203,890

Contracts (a)			Expiration Date - Exercise Price
	PUT OPTIONS PURCHASED - 1.7% *
1,000	iShares MSCI Emerging Markets ETF		09/15/2017 - $43.00	10,000
3,050	iShares MSCI Emerging Markets ETF		10/20/2017 - $43.00	140,300
	TOTAL PURCHASED OPTIONS (Cost - $323,468)			150,300

Shares
	SHORT-TERM INVESTMENTS - 8.3%
749,547	Milestone Treasury Obligations Portfolio, Institutional Class ^
	(Cost - $749,547)			749,547

	TOTAL INVESTMENTS - 100.6% (Cost - $7,849,956) (b)			$9,103,737

	OTHER ASSETS AND LIABILITIES - (0.6)%			(48,681)

	NET ASSETS - 100.0%			$9,055,056

		Notional
Contracts (a)		Amount	Expiration Date - Exercise Price	Value
	WRITTEN OPTIONS - (2.8)%
	PUT OPTIONS WRITTEN - (0.8)% *
1,000	iShares MSCI Emerging Markets ETF	100,000	09/15/2017 - $41.00	$2,000
3,050	iShares MSCI Emerging Markets ETF	305,000	10/20/2017 - $41.00	67,100
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $130,708)			69,100

	CALL OPTIONS WRITTEN - (2.0)% *
250	iShares MSCI Emerging Markets ETF	25,000	09/01/2017 - $44.00	21,500
1,350	iShares MSCI Emerging Markets ETF	135,000	09/15/2017 - $44.00	135,000
300	iShares MSCI Emerging Markets ETF	30,000	09/15/2017 - $44.50	21,300
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $94,761)			177,800

	TOTAL OPTIONS WRITTEN (Premiums Received - $225,469) (b)			$246,900

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for options written.

^	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Administrator.

(a)	Each contract is equivalent to 100 shares of the underlying security.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including put and call options written, excluding swaps, is $7,747,689 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,488,557
Unrealized depreciation:	(379,409)
Net unrealized appreciation:	$1,109,148

	OPEN RETURN SWAPS - 0.8%
Notional				Expiration	Pay/Receive	Variable	Unrealized
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Rate%	Gain
2,452,800	EEM iShares MSCI Emerging Market	56,000	Goldman Sachs	11/7/2017	Pay	1.232#	$54,258
569,400	EEM iShares MSCI Emerging Market	13,000	Goldman Sachs	12/15/2017	Pay	1.232#	12,619
438,000	EEM iShares MSCI Emerging Market	10,000	Goldman Sachs	1/9/2018	Pay	1.232#	9,707
							$76,584

#	Variable rate is Libor plus 0.45%.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO
August 31, 2017

Principal		Coupon Rate (%)		Maturity Date	Value
	ASSET-BACKED SECURITIES - 9.9%
	AUTOMOBILE ASSET-BACKED SECURITIES - 1.7%
$120,000	Drive Auto Receivables Trust 2015-A #	4.1200		7/15/2022	$122,876
150,000	Drive Auto Receivables Trust 2016-B #	4.5300		8/15/2023	153,626
60,000	Drive Auto Receivables Trust	3.8400		3/15/2023	61,114
					337,616
	COMMERCIAL ASSET-BACKED SECURITIES - 2.0%
136,500	JPMBB Commercial Mortgage Securities Trust 2014-C25 #, weighted average of the net mortgage rates on the mortgage loans for dstribution date minus 0.5000%	4.0947	*	11/15/2047	110,234
100,000	JPMBB Commercial Mortgage Securities Trust 2015-C31, weighted average of the net mortgage rates on the mortgage loans for dstribution date minus 0.5000%	4.1177	*	8/15/2048	77,407
100,000	Wells Fargo Commercial Mortgage Trust 2015-C27 #	3.7680		2/15/2048	76,967
100,000	Wells Fargo Commercial Mortgage Trust 2015-C28	4.1342		5/15/2048	80,106
53,000	Wells Fargo Commercial Mortgage Trust 2015-SG1	4.4699		12/15/2047	43,423
					388,137
	OTHER ASSET-BACKED SECURITIES - 3.2%
125,000	Colony American Homes 2014-1 #	4.0283	*	5/17/2031	125,709
100,000	Invitation Homes 2014-SFR2 Trust, 1 mo. LIBOR + 4.0000% #	5.2278	*	9/17/2031	100,513
19,629	Invitation Homes 2014-SFR3 Trust, 1 mo. LIBOR + 3.0000% #	4.2278	*	12/17/2031	19,666
115,000	Invitation Homes 2014-SFR2 Trust, 1 mo. LIBOR + 3.7000% #	4.9278	*	6/17/2032	116,109
150,000	PROG 2017-SFR1	5.3500	*	8/17/2034	153,851
100,000	Tricon American Homes	5.7690		11/17/2033	104,328
					620,176
	WHOLE LOAN COLLATERALIZED MORTGAGE OBLIGATIONS - 3.0%
110,000	Angel Oak Mortgage Trust LLC 2015-1 #	6.4022		1/25/2047	111,301
187,603	Alternative Loan Trust 2006-6CB	5.7500		5/25/2036	141,694
15,000	Fannie Mae Connecticut Avenue Securities, 1 mo. LIBOR + 5.7000%	6.2306	*	4/25/2028	16,888
99,985	Fannie Mae Connecticut Avenue Securities, 1 mo. LIBOR + 10.2500%	11.4844	*	1/25/2029	119,020
129,797	Freddie Mac Structured Agency Credit Risk Debt Notes, 1 mo. LIBOR + 8.8000%	6.2306	*	3/25/2028	140,365
58,693	Luminent Mortgage Trust 2006-2, 1 mo. LIBOR + 0.2000%	1.4306	*	2/25/2046	48,080
					577,348
	TOTAL ASSET-BACKED SECURITIES (Cost - $1,865,061)				1,923,277

	BANK LOANS - 5.6%
	BUILDING MATERIALS - 0.4%
45,000	Arclin US Holding Corp., 3 mo. LIBOR + 4.2500%	5.2500	*	2/14/2024	45,450
30,000	Arclin US Holding Corp., 3 mo. LIBOR + 8.7500%	9.7500	*	2/14/2025	30,600
					76,050
	CONSUMER PRODUCTS - 0.5%
100,000	Diversey	—		7/25/2024	99,532

	ENTERTAINMENT - 0.5%
99,500	Mohegan Tribal Gaming Authority, 3 mo. LIBOR + 4.0000%	5.3200	*	10/13/2023	100,607

	FOOD - 0.9%
124,375	Chobani, 3 mo. LIBOR + 3.5000%	5.2500	*	10/7/2023	125,580
44,888	JBS USA LUX SA, 3 mo. LIBOR + 2.5000%	5.5000	*	10/30/2022	44,439
					170,019
	GAS - 0.1%
25,000	Chesapeake Energy Corp., 3 mo. LIBOR + 7.5000%	8.5000	*	8/23/2021	26,725

	OIL - 0.3%
64,838	MEG Energy Corp., 3 mo. LIBOR + 3.5000%	4.5400	*	12/31/2023	64,452

	METALS & MINING - 0.2%
35,000	Big River Steel, 3 mo. LIBOR + 5.0000%	7.2500	*	8/15/2023	35,262

	PHARMACEUTICALS - 0.3%
50,000	Nature’s Bounty	—		8/15/2024	49,792

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2017

Principal		Coupon Rate (%)		Maturity Date	Value
	BANK LOANS - 5.6% (Continued)
	REIT - 0.2%
$46,383	Communications Sales & Leasing, Inc., 3 mo. LIBOR + 3.0000%	4.0000	*	10/24/2022	$44,876

	SOFTWARE - 0.5%
94,525	Dell International LLC, 3 mo. LIBOR + 2.5000%	3.3500	*	9/7/2023	95,033

	TELLECOMMUNICATIONS - 1.7%
70,000	CenturyLink, Inc., 3 mo. LIBOR + 2.7500%	2.7500	*	1/31/2025	68,617
135,000	Frontier Communications, 3 mo. LIBOR + 3.7500%	4.9800	*	6/1/2024	129,552
104,737	SFR Group SA, 3 mo. LIBOR + 2.7500%	3.9440	*	6/22/2025	104,247
24,812	Windstream Servces LLC, 3 mo. LIBOR + 4.0000%	4.7500	*	3/30/2021	22,827
					325,243

	TOTAL BANK LOANS (Cost - $1,089,531)				1,087,591

	TERM LOANS - 2.8%
	AUTO MANUFACTURING - 0.1%
35,000	Superior Industries International, 3 mo. LIBOR + 4.5000%	5.7300	*	3/22/2024	34,563

	ENERGY - 0.2%
32,139	CE STAR Holdings LLC (a)(b)	12.0000		11/28/2021	31,291

	ENTERTAINMENT - 0.2%
22,463	Intrawest	—		6/29/2024	22,533
11,862	Intrawest	—		6/29/2024	11,899
					34,432
	MANUFACTURED GOODS - 0.6%
120,000	Kloeckner Pentaplast, 3 mo. LIBOR + 4.2500%	5.5464	*	6/29/2022	120,050

	RETAIL - 1.7%
50,696	Nebraska Book Holdings, Inc. Tranche A +(a)(b)	8.0000		9/18/2020	50,696
281,815	Nebraska Book Holdings, Inc. Tranche B +(a)(b)	8.0000		9/19/2020	276,179
					326,875

	TOTAL TERM LOANS (Cost - $552,296)				547,211

	CORPORATE BONDS - 44.8%
	AEROSPACE/DEFENSE - 0.5%
86,000	Kratos Defense & Security Solutions, Inc.	7.0000		5/15/2019	87,720

	AIRLINES - 0.6%
124,000	Intrepid Aviation Group Holdings LLC #	6.8750		2/15/2019	121,675

	APPAREL - 2.0%
235,006	Boardriders SA	8.8750		12/15/2017	280,824
100,000	Takko Luxembourg 2 SCA	9.8750		4/15/2019	117,553
					398,377
	AUTO PARTS & EQUIPMENT - 0.8%
90,000	American Axle & Manufacturing, Inc. #	6.5000		4/1/2027	88,875
67,000	International Automotive Components Group SA #	9.1250		6/1/2018	65,995
					154,870
	BANKS - 0.8%
70,000	Goldman Sachs Group, Inc.	5.3750		5/10/2020	72,887
35,000	Goldman Sachs Group, Inc.	5.1500		5/22/2045	40,029
45,000	Morgan Stanley	5.5500		7/15/2020	46,912
					159,828
	BEVERAGES - 1.1%
205,000	Carolina Beverage Group LLC #	10.6250		8/1/2018	207,819

	CHEMICALS - 0.4%
40,000	NOVA Chemicals Corp. #	4.8750		6/1/2024	40,050
45,000	NOVA Chemicals Corp. #	5.2500		6/1/2027	45,000
					85,050

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2017

Principal		Coupon Rate (%)	Maturity Date	Value
	CORPORATE BONDS - 44.8% (Continued)
	COAL - 0.2%
$43,000	SunCoke Energy, Inc.	7.6250	8/1/2019	$43,000

	COMMERCIAL FINANCE - 0.1%
25,000	Park Aerospace Holdings Ltd. #	5.2500	8/15/2022	26,156

	COMMERCIAL SERVICES - 1.3%
20,000	ACE Cash Express, Inc. #	11.0000	2/1/2019	19,937
121,000	Flexi-Van Leasing, Inc. #	7.8750	8/15/2018	118,882
100,000	Manutencoop Facility Management Spa	8.5000	8/1/2020	120,024
				258,843
	COMPUTERS - 1.4%
139,000	Artesyn Embedded Technology	9.7500	10/15/2020	137,262
45,000	Diamond 1 Finance Corp. #	6.0200	6/15/2026	50,357
20,000	Seagate HDD Cayman #	4.8750	3/1/2024	19,767
60,000	Seagate HDD Cayman	5.7500	12/1/2034	56,033
				263,419
	DISTRIBUTION/WHOLESALE - 1.3%
200,000	Matalan Finance PLC	6.8750	6/1/2019	253,714

	DIVERSIFIED FINANCIAL SERVICES - 1.1%
35,000	Aircastle Ltd.	5.5000	2/15/2022	38,325
45,000	Charles Schwab Corp.	4.6250	3/1/2022	46,228
151,000	Creditcorp #	12.0000	7/15/2018	134,767
				219,320
	ELECTRIC - 1.4%
15,000	AES Corp.	5.1250	9/1/2027	15,300
55,000	Calpine Corp.	5.7500	1/15/2025	50,721
150,000	Stoneway Capital Corp. #	10.0000	3/1/2027	158,062
60,000	Talen Energy Supply LLC #	9.5000	7/15/2022	54,150
				278,233
	ENGINEERING & CONSTRUCTION - 1.9%
20,000	H&E Equipment Services	5.6250	9/1/2025	20,700
168,000	Michael Baker International LLC #	8.2500	10/15/2018	168,630
16,000	Michael Baker International LLC	8.2500	10/15/2018	16,060
87,000	NANA Development Corp. #	9.5000	3/15/2019	88,305
60,000	Tutor Perini Corp. #	6.8750	5/1/2025	64,650
				358,345
	ENTERTAINMENT - 1.0%
50,000	Mohegan Tribal Gaming Authority #	7.8750	10/15/2024	52,688
400,000	Tunica-Biloxi Gaming Authority #	9.0000	11/15/2015	150,000
				202,688
	FOOD - 1.8%
75,000	Bi-Lo LLC	9.2500	2/15/2019	65,062
151,000	Bumble Bee Holdings, Inc.	9.0000	12/15/2017	151,289
40,000	Fresh Market, Inc. #	9.7500	5/1/2023	30,400
35,000	Clearwater Seafoods, Inc. #	6.8750	5/1/2025	37,275
57,475	Youngs PIK SCA	8.2500	8/1/2019	63,924
				347,950
	HEALTHCARE-SERVICES - 0.9%
116,000	Covenant Surgical Partners, Inc. #	8.7500	8/1/2019	119,886
65,000	Quorum Health Corp.	11.6250	4/15/2023	57,687
				177,573
	HOME BUILDERS - 0.6%
110,000	Toll Brothers Finance Corp.	4.8750	11/15/2025	113,987

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2017

Principal		Coupon Rate (%)	Maturity Date	Value
	CORPORATE BONDS - 44.8% (Continued)
	HOME FURNISHINGS - 0.4%
$61,000	Homann Holzwerkstoffe GmbH	7.0000	12/14/2017	$73,448

	INSURANCE - 0.1%
25,000	CNO Financial Group, Inc.	5.2500	5/30/2025	26,687

	IRON/STEEL - 1.3%
70,000	AK Steel Corp.	7.0000	3/15/2027	71,575
20,000	AK Steel Corp.	6.3750	10/15/2025	19,800
165,000	Optima Specialty Steel, Inc. (a)(b)	11.2100	10/31/2017	162,525
				253,900
	LEISURE TIME - 0.0%
4,000	Gibson Brands, Inc. #	8.8750	8/1/2018	3,110

	LODGING - 1.7%
40,000	Caesars Entertainment Operating Co., Inc.	8.0000	10/1/2020	41,100
261,000	Quapaw Downstream Development Authority #	10.5000	7/1/2019	256,433
35,000	Wyndham Worldwide Corp.	4.5000	4/1/2027	35,673
				333,206
	MEDIA - 1.0%
35,000	Salem Media Group, Inc. #	6.7500	6/1/2024	36,400
134,000	Spanish Broadcasting System, Inc. #	12.5000	4/15/2018	138,020
20,000	Viacom, Inc.	5.8750	2/28/2057	20,020
				194,440
	METAL FABRICATE/HARDWARE - 0.0%
120,000	Constellation Enterprises LLC #(a)(b)	10.6250	2/1/2018	—

	MINING - 2.5%
95,000	Aleris International, Inc. #	9.5000	4/1/2021	101,413
25,000	Blue Rive Steel	7.2500	9/1/2025	26,250
20,000	FMG Resources #	5.1250	5/15/2024	20,825
349,000	Real Alloy Holdings, Inc. #	10.0000	1/15/2019	336,785
				485,273
	MISCELLANEOUS MANUFACTURING - 0.6%
131,000	Techniplas LLC #	10.0000	5/1/2020	104,145

	OIL & GAS - 4.6%
50,000	Calumet Specialty Products Partners LP	7.7500	4/15/2023	47,625
76,000	Delphi Energy Corp. #	10.0000	7/15/2021	61,688
161,000	EV Energy Partners LP	8.0000	4/15/2019	63,595
75,000	Genesis Eneregy LP	6.5000	10/1/2025	73,875
55,000	Marathon Oil Corp.	4.4000	7/15/2027	55,750
105,000	Murphy Oil Corp.	6.8750	8/15/2024	111,169
75,000	Newfield Exploration Co.	5.3750	1/1/2026	78,750
35,000	Noble Holding International Ltd.	7.7500	1/15/2024	27,212
50,000	Petrobras Global Finance BV	8.3750	5/23/2021	56,869
30,000	Petroleos Mexicanos	6.7500	9/21/2047	32,328
25,000	Petroleos Mexicanos	6.7500	9/21/2047	26,500
57,000	Resolute Energy Corp.	8.5000	5/1/2020	57,142
117,000	Shelf Drilling Holdings Ltd. #	9.5000	11/20/2020	114,075
45,000	Tapstone Energy LLC #	9.7500	6/1/2022	36,225
50,000	YPF Sociedad Anonima	6.9500	7/21/2027	53,550
				896,353
	OIL & GAS SERVICES - 2.3%
45,000	Exterran Energy Solutions LP #	8.1250	5/1/2025	46,463
300,000	ION Geophysical Corp.	8.1250	5/15/2018	297,000
45,000	ION Geophysical Corp.	9.1250	12/15/2021	36,000
40,000	PBF Holding Co. LLC	7.2500	6/15/2025	39,700
198,000	Polarcus Ltd.	0.0000	12/30/2022	25,369
				444,532
	PHARMACEUTICALS - 0.2%
45,000	Mylan NV	3.9500	6/15/2026	45,887

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2017

Principal		Coupon Rate (%)		Maturity Date	Value
	CORPORATE BONDS - 44.8% (Continued)
	PIPELINES - 1.4%
$25,000	EnLink Midstream Partners LP	4.8500		7/15/2026	$26,217
50,000	Kinder Morgan Energy Partners LP	5.4000		9/1/2044	51,453
85,000	MPLX LP	4.8750		6/1/2025	91,201
90,000	Targa Resources Partners LP #	5.1250		2/1/2025	92,813
					261,684
	PRIVATE EQUITY - 0.4%
75,000	KKR Group Finance Co. III LLC #	5.1250		6/1/2044	82,860

	REITS - 0.1%
25,000	Select Income REIT	4.2500		5/15/2024	25,188

	RETAIL - 1.3%
200,000	House of Fraser Funding PLC, Quarterly GB LIBOR + 5.7500%	6.1238	*	9/15/2020	217,525
50,000	Neiman Marcus Group LTD LLC #	8.0000		10/15/2021	25,875
					243,400
	TELECOMMUNICATIONS - 3.7%
70,000	AT&T, Inc.	3.9000		8/14/2027	70,753
150,000	Avaya, Inc. #	7.0000		4/1/2019	127,125
70,000	Frontier Communications Corp.	11.0000		9/15/2025	61,337
193,000	HC2 Holdings, Inc. #	11.0000		12/1/2019	195,895
232,974	Interactive Network, Inc.	14.0000		12/20/2018	216,400
60,000	Windstream Services LLC	7.7500		10/1/2021	47,850
					719,360
	TRANSPORTATION - 4.0%
100,000	Bluewater Holding BV	10.0000		12/10/2019	95,500
376,000	Global Ship Lease, Inc. #	10.0000		4/1/2019	372,240
15,000	Global Ship Lease, Inc.	10.0000		4/1/2019	14,850
200,000	Grupo Kaltex SA de CV #	8.8750		4/11/2022	178,000
115,000	OPE KAG Finance Sub, Inc. #	7.8750		7/31/2023	119,313
					779,903

	TOTAL CORPORATE BONDS (Cost - $9,162,823)				8,731,943

	CONVERTIBLE BONDS - 4.2%
	ELECTRIC - 0.3%
53,000	EnerNOC, Inc.	2.2500		8/15/2019	53,132

	ENERGY-ALTERNATIVE SOURCES - 0.4%
80,000	Clean Energy Fuels Corp. #	5.2500		10/1/2018	79,650

	FOREST PRODUCTS & PAPER - 0.4%
124,000	Fortress Paper Ltd.	7.0000		12/31/2019	91,115

	HEALTHCARE - 0.3%
82,000	Vivus, Inc.	4.5000		5/1/2020	54,120

	INTERNET - 1.3%
263,000	ModusLink Global Solutions, Inc.	5.2500		3/1/2019	250,179

	OIL & GAS - 0.2%
57,000	Zargon Oil & Gas Ltd.	8.0000		12/31/2019	38,258

	TECHNOLOGY - 0.7%
194,000	Avid Technilogy, Inc.	2.0000		6/15/2020	142,348

	TELECOMMUNICATIONS - 0.1%
28,000	Gogo, Inc.	3.7500		3/1/2020	26,968

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2017

Principal		Coupon Rate (%)	Maturity Date	Value
	CONVERTIBLE BONDS - 4.2% (Continued)
	TOYS/GAMES/HOBBIES - 0.5%
$117,000	JAKKS Pacific, Inc. #	4.8750	6/1/2020	$96,671

	TOTAL CONVERTIBLE BONDS (Cost - $792,686)			832,441

Shares
	COMMON STOCK - 0.2%
	ENERGY - 0.2%
161	CE Star (a)(b)			36,640
	TOTAL COMMON STOCK (Cost - $0)			36,640

	MUTUAL FUNDS - 17.2%
	DEBT FUND - 17.2%
198,059	American Beacon Sound Point Floating Rate Income, Class Y			2,051,896
121,081	Semper MBS Total Return Fund, Institutional Class			1,299,636
	TOTAL MUTUAL FUNDS (Cost - $3,330,388)			3,351,532

	EXCHANGED TRADED FUNDS - 1.3%
	EQUITY FUND - 1.3%
12,000	ProShares UltraShort Russell2000			253,680
	TOTAL EXCHANGED TRADED FUNDS (Cost - $361,192)			253,680

	SHORT-TERM INVESTMENTS - 11.1%
2,151,748	Milestone Treasury Obligations Portfolio, Institutional Class ^
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,151,748)			2,151,748

Principal
	U.S. GOVERNMENT - 0.3%
	U.S. TREASURY BILLS - 0.3%
$50,000	United States Treasury Bill	0.3750	2/15/2018	49,748
	TOTAL U.S. GOVERNMENT (Cost - $49,748)			49,748

	TOTAL INVESTMENTS - 97.4% (Cost - $19,355,473) (c)			$18,965,811

	OTHER ASSETS AND LIABILITIES - 2.6%			500,336

	NET ASSETS - 100.0%			$19,466,147

*	Floating or variable rate security; rate shown represents the rate on August 31, 2017.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transaction exempt from registration to qualified institutional buyers. At August 31, 2017, these securities amounted to $5,426,351 or 27.88% of net assets.

+	Represents issuer in default on interest payments; non-income producing security.

^	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Administrator.

LLC - Limited Liability Company.

(a)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(b)	Security is illiquid; total illiquid securities represent $230,456 or 1.2% of net assets.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $19,371,391 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$447,194
Unrealized depreciation:	(852,774)
Net unrealized depreciation:	$(405,580)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2017

Long (Short)		Unrealized
Contracts		Gain / (Loss)
	OPEN LONG FUTURE CONTRACTS - (0.0)%
5	US 5-Year Note (CBT), Maturing December 2017 (Underlying Face Amount at Value $592,500)	$508
1	USD IRS 10-Year Prime, Maturing September 2017 (Underlying Face Amount at Value $103,690)	1,133
	NET UNREALIZED GAIN FROM OPEN LONG CONTRACTS	$1,641

	OPEN SHORT FUTURE CONTRACTS - (0.1)%
(5)	Euro-Bond Future, Maturing September 2017 (Underlying Face Amount at Value $825,400)	$(2,259)
(3)	US 10-Year Note (CBT), Maturing December 2017 (Underlying Face Amount at Value $380,940)	(164)
(2)	US Long Bond (CBT), Maturing December 2017 (Underlying Face Amount at Value $312,180)	(828)
(19)	USD IRS 5-Year Prime, Maturing September 2017 (Underlying Face Amount at Value $1,919,950)	(12,765)
	NET UNREALIZED LOSS FROM OPEN SHORT CONTRACTS	$(16,016)

	OPEN CREDIT DEFAULT SWAPS - (0.3)%

	Upfront
	Premiums
Notional	Paid				Pay/Receive			Unrealized
Amount	(Received)	Reference Entity	Counterparty	Expiration Date	Fixed Rate ^	Fixed Rate	Value	Gain (Loss)
$500,000	$(35,125)	CDX HY CDSI S28 5Y (a)	JP Morgan	6/20/2022	Receive	5.00%	$(41,490)	$(6,366)
750,000	30,150	CDX EM CDSI S27 5Y (b)	JP Morgan	6/20/2022	Receive	1.00%	25,193	(4,957)
1,750,000	(30,045)	CDX IG SERIES 28 5Y (c)	JP Morgan	6/20/2022	Receive	1.00%	(37,194)	(7,149)
							$(53,491)	$(18,472)

(a)	Markit CDX NA High Yield Index High Yield Series 28 Index.

(b)	Markit CDX NA Emerging Matkey Series 27 Index.

(c)	Markit CDX NA Investment Grade Series 28 Index.

^	If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument. If the Fund is paying the fixed rate, the counterparty acts as guarantor of the variable instrument.

Forward Currency Contracts
	Foreign Currency						Unrealized
Settlement	Units to					US Dollar	Appreciation/
Date	Receive/Deliver		Counterparty	In Exchange For		Value	(Depreciation)
To Buy:
9/1/2017	7,650	EUR	JP Morgan	$9,119	USD	$9,095	$(24)
To Sell:
9/5/2017	13,000	CAD	JP Morgan	$10,346	USD	$10,369	$(23)
9/15/2017	215,000	CAD	JP Morgan	$169,505	USD	$171,514	$(2,009)
9/5/2017	63,000	EUR	JP Morgan	$74,901	USD	$74,921	$(20)
9/15/2017	450,000	EUR	JP Morgan	$530,955	USD	$535,440	$(4,486)
9/25/2017	35,000	EUR	JP Morgan	$41,400	USD	$41,668	$(268)
9/15/2017	210,000	GBP	JP Morgan	$272,717	USD	$270,738	$1,979
9/25/2017	150,000	GBP	JP Morgan	$192,098	USD	$193,283	$(1,185)
Total Unreal							$(6,036)

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2017

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments in Affiliates, at cost	$86,020	$217,301	$200,349	$155,196	$105,314
Investments in Unaffilated securities, at cost (including collateral on loaned securities Note 5)	18,937,357	31,828,562	11,415,010	6,813,257	4,219,435
Total Investments, at cost	$19,023,377	$32,045,863	$11,615,359	$6,968,453	$4,324,749

Investments in Affiliates, at value	$86,020	$217,301	$200,349	$155,196	$105,314
Investments in Unaffilated securities, at value (including collateral on loaned securities Note 5)	19,693,276	38,129,752	14,014,216	7,686,394	4,658,492
Total Investments, at value	$19,779,296	$38,347,053	$14,214,565	$7,841,590	$4,763,806
Foreign Cash (Cost $0, $0, $0, $0, $245)	—	—	—	—	245
Receivable for securities sold	40	292,966	—	—	—
Receivable for fund shares sold	—	300	—	—	—
Interest and dividends receivable	26,094	45,923	16,406	5,046	29,131
Prepaid expenses and other assets	24,251	74,719	18,259	15,699	22,511
Total Assets	19,829,681	38,760,961	14,249,230	7,862,335	4,815,693

Liabilities:
Securities lending collateral (Note 5)	1,217,603	1,184,200	549,171	599,647	—
Payable for securities purchased	31,739	—	47,542	—	—
Payable for fund shares redeemed	37,824	44,530	26,882	6,102	4,521
Payable to manager	10,190	20,456	8,636	3,689	28,634
Unrealized depreciation on forward currency exchange contracts	—	—	—	—	2
Administration fees payable	4,195	8,457	4,784	7,726	2,262
Custody fees payable	5,088	10,491	16,302	11,733	21,487
Trustee fees payable	632	1,363	481	275	197
Compliance officer fees payable	—	—	778	—	—
Payable for distribution (12b-1) fees	795	7,929	1,608	195	140
Accrued expenses and other liabilities	12,285	17,287	10,390	9,622	5,463
Total Liabilities	1,320,351	1,294,713	666,574	638,989	62,706

Net Assets	$18,509,330	$37,466,248	$13,582,656	$7,223,346	$4,752,987

Net Assets:
Par value of shares of beneficial interest	$7,853	$15,934	$10,964	$11,205	$4,536
Paid in capital	17,287,255	31,232,158	10,408,872	6,500,597	7,463,192
Undistributed net investment income (loss)	3,888	(65,043)	1,929	(40,438)	(3,715)
Accumulated net realized gain (loss) on investments	454,415	(17,991)	561,685	(121,155)	(3,150,562)
Net unrealized appreciation (depreciation) on investments	755,919	6,301,190	2,599,206	873,137	439,536
Net Assets	$18,509,330	$37,466,248	$13,582,656	$7,223,346	$4,752,987

Net Asset Value Per Share
Class I
Net Assets	$17,247,260	$26,906,025	$10,305,992	$6,963,376	$4,569,679
Shares of beneficial interest outstanding	725,505	1,055,789	800,946	1,046,184	434,625
Net asset value/offering price per share (a)	$23.77	$25.48	$12.87	$6.66	$10.51

Class A
Net Assets	$535,524	$1,716,608	$2,287,628	$45,013	$30,749
Shares of beneficial interest outstanding	23,310	71,526	196,155	7,285	2,918
Net asset value (a)	$22.97	$24.00	$11.66	$6.18	$10.54
Offering price per share (maximum sales charge of 5.75%)	$24.37	$25.46	$12.37	$6.56	$11.18

Class C
Net Assets	$726,546	$8,843,615	$989,036	$214,957	$152,559
Shares of beneficial interest outstanding	36,453	466,063	99,257	67,075	16,083
Net asset value/offering price per share (b)	$19.93	$18.98	$9.96	$3.20	$9.49

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2017

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments in Affiliates, at cost	$192,453	$1,015,391	$4,643	$10,305	$144,621
Investments in Unaffilated securities, at cost (including collateral on loaned securities Note 5)	14,451,768	30,011,932	1,777,770	1,317,408	6,669,171
Total Investments, at cost	$14,644,221	31,027,323	1,782,413	1,327,713	6,813,792

Investments in Affiliates, at value	$192,453	$1,015,391	$4,643	$10,305	$144,621
Investments in Unaffilated securities, at value (including collateral on loaned securities Note 5)	20,017,169	50,209,567	1,970,715	1,910,592	6,755,895
Total Investments, at value	$20,209,622	$51,224,958	$1,975,358	$1,920,897	$6,900,516
Foreign Cash (Cost $0, $0, $1,907, $0, $0)	—	—	2,162	—	—
Receivable for securities sold	201,285	—	12,319	9,403	—
Receivable for fund shares sold	500	36,993	20	31	—
Interest and dividends receivable	35,646	73,816	8,996	3,536	43,728
Prepaid expenses and other assets	33,875	70,195	15,861	14,235	19,616
Total Assets	20,480,928	51,405,962	2,014,716	1,948,102	6,963,860

Liabilities:
Securities lending collateral (Note 5)	827,716	1,363,874	—	—	26,177
Due to Custodian	—	153	—	—	—
Payable for fund shares redeemed	37,842	98,262	—	—	23,981
Payable to manager	21,430	52,234	7,817	13,878	155
Administration fees payable	4,523	8,105	422	430	2,638
Custody fees payable	5,978	5,932	5,188	3,462	3,677
Trustee fees payable	724	1,768	69	185	236
Compliance officer fees payable	—	1,867	—	—	—
Payable for distribution (12b-1) fees	4,574	12,333	220	99	—
Distributions payable	—	—	—	—	143
Dividend Payable	—	—	—	48	—
Accrued expenses and other liabilities	17,009	26,470	4,127	3,468	7,673
Total Liabilities	919,796	1,570,998	17,843	21,570	64,680

Net Assets	$19,561,132	$49,834,964	$1,996,873	$1,926,532	$6,899,180

Net Assets:
Par value of shares of beneficial interest	$7,051	$26,062	$1,696	$1,844	$7,210
Paid in capital	11,248,679	25,714,318	3,095,870	1,975,755	6,742,922
Undistributed net investment income (loss)	(69,948)	—	(2,478)	(16,795)	14,958
Accumulated net realized gain (loss) on investments	2,809,949	3,896,949	(1,291,427)	(627,456)	47,366
Net unrealized appreciation (depreciation) on investments	5,565,401	20,197,635	193,212	593,184	86,724
Net Assets	$19,561,132	$49,834,964	$1,996,873	$1,926,532	$6,899,180

Net Asset Value Per Share
Class I
Net Assets	$10,245,709	$25,550,150	$1,452,178	$1,735,893	$6,420,407
Shares of beneficial interest outstanding	347,857	1,236,081	119,562	164,333	671,042
Net asset value/offering price per share (a)	$29.45	$20.67	$12.15	$10.56	$9.57

Class A
Net Assets	$6,703,856	$15,860,016	$478,972	$126,255	$102,612
Shares of beneficial interest outstanding	245,681	836,114	42,932	12,743	10,714
Net asset value (a)	$27.29	$18.97	$11.16	$9.91	$9.58
Offering price per share (maximum sales charge of 5.75%)	$28.95	$20.13	$11.84	$10.51	$10.16

Class C
Net Assets	$2,611,567	$8,424,798	$65,723	$64,384	$376,161
Shares of beneficial interest outstanding	111,597	534,019	7,122	7,331	39,264
Net asset value/offering price per share (b)	$23.40	$15.78	$9.23	$8.78	$9.58

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2017

					James Alpha	James Alpha
	Municipal		U.S. Government	James Alpha	Global Real Estate	Multi Strategy
	Bond		Money Market	Macro	Investments	Alternative Income
	Portfolio		Portfolio	Portfolio	Portfolio	Portfolio
				(Consolidated)
Assets:
Investments in Affiliates, at cost	$—		$—	$2,150,080	$2,004,556	$1,044,026
Investments in Unaffilated securities, at cost	861,224		10,466,000	6,597,401	537,286,673	15,614,711
Total Investments, at cost	$861,224		$10,466,000	$8,747,481	$539,291,229	$16,658,737

Investments Affiliates, at value	$—		$—	$2,150,080	$2,004,556	$1,066,543
Investments in Unaffiated securities, at value	872,662		10,466,000	6,475,842	474,763,267	14,642,770
Total Investments, at value	$872,662		$10,466,000	$8,625,922	$476,767,823	$15,709,313
Cash	—		285	234,619	2,071,662	13,200
Foreign Cash (Cost $0, $0, $15,810, $0, $473)	—		—	15,904	61,269	475
Deposit at Broker	—		—	1,170,000	—	1,059,397
Unrealized appreciation on forward currency exchange contracts	—		—	141	—	—
Receivable for securities sold	—		—	—	10,713,756	107,674
Receivable for fund shares sold	266		90	6,686	650,842	26,241
Interest and dividends receivable	7,181		305	3,527	1,559,759	15,722
Prepaid expenses and other assets	14,194		44,782	34,540	122,856	12,170
Total Assets	894,303		10,511,462	10,091,339	491,947,967	16,944,192

Liabilities:
Options written (premiums received $0, $0, $0, $0, $343)	—		—	—	—	245
Securities sold short (Cost $0, $0, $0, $0, $2,519,589)	—		—	—	—	2,937,456
Payable for securities purchased	—		—	—	7,862,533	71,130
Payable for fund shares redeemed	—		43,543	23,950	328,990	9,073
Payable to manager	117		17,751	3,579	329,373	11,254
Unrealized depreciation on forward currency exchange contracts	—		—	7,278	874	21
Unrealized depreciation on swaps	—		—	45,907	—	—
Supervisory fee payable	—		—	2,385	25,570	1,413
Administration fees payable	445		214	2,999	69,283	1,965
Custody fees payable	963		4,717	7,826	60,957	16,770
Trustee fees payable	31		—	476	17,266	542
Compliance officer fees payable	48		—	—	—	—
Payable for distribution (12b-1) fees	—		232	1,264	92,854	297
Distributions payable	282		89	—	—	—
Dividend Payable	—		—	—	—	3,712
Accrued expenses and other liabilities	2,844		1,186	7,618	130,229	4,826
Total Liabilities	4,730		67,732	103,282	8,917,929	3,058,704

Net Assets	$889,573		$10,443,730	$9,988,057	$483,030,038	$13,885,488

Net Assets:
Par value of shares of beneficial interest	$962		$104,603	$10,946	$250,052	$15,646
Paid in capital	884,276		10,338,340	12,443,664	530,767,713	15,298,607
Undistributed net investment income (loss)	29		787	(89,763)	2,767,190	(27,759)
Accumulated net realized gain (loss) on investments, short sales, options, swaps and foreign currency transactions	(7,132)		—	(2,202,487)	11,739,820	(34,144)
Net unrealized appreciation (depreciation) on investments, short sales, swaps and foreign currency transactions	11,438		—	(174,303)	(62,494,737)	(1,366,862)
Net Assets	$889,573		$10,443,730	$9,988,057	$483,030,038	$13,885,488

Net Asset Value Per Share
Class I
Net Assets	$660,069		$9,645,045	$8,447,875	$314,904,273	$13,380,134
Shares of beneficial interest outstanding	71,403		9,662,133	922,618	16,179,117	1,506,891
Net asset value/offering price per share (a)	$9.24		$1.00	$9.16	$19.46	$8.88

Class A
Net Assets	$696		$274,892	$568,925	$94,239,240	$98,509
Shares of beneficial interest outstanding	76		274,879	62,129	4,964,232	11,129
Net asset value (a)	$9.22	(c)	$1.00	$9.16	$18.98	$8.85
Offering price per share (maximum sales charge of 5.75%)	$9.78		$1.06	$9.72	$20.14	$9.39

Class C
Net Assets	$228,808		$523,793	$861,845	$73,601,664	$317,939
Shares of beneficial interest outstanding	24,700		523,281	97,926	3,847,186	36,579
Net asset value/offering price per share (b)	$9.26		$1.00	$8.80	$19.13	$8.69

Class S
Net Assets	N/A		N/A	$109,412	$284,861	$88,906
Shares of beneficial interest outstanding	N/A		N/A	11,937	14,635	10,020
Net asset value/offering price per share (b)	N/A		N/A	$9.17	$19.46	$8.87

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(c)	Does not recalculate due to rounding.

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2017

	James Alpha	James Alpha	James Alpha
	Managed Risk	Managed Risk	Hedged
	Domestic Equity	Emerging Markets	High Income
	Portfolio	Equity Portfolio	Portfolio
Assets:
Investments in Affiliates, at cost	$368,177	$749,547	$2,151,748
Investments in Unaffilated securities, at cost	5,222,052	7,100,409	17,203,725
Total Investments, at cost	$5,590,229	$7,849,956	$19,355,473

Investments Affiliates, at value	$368,177	$749,547	$2,151,748
Investments in Unaffiated securities, at value	5,636,976	8,354,190	16,814,063
Total Investments, at value	$6,005,153	$9,103,737	$18,965,811
Cash	—	—	7,116
Foreign Cash (Cost $0, $0, $1,098)	—	—	1,105
Deposit at Broker	37,203	128,988	107,056
Unrealized appreciation on swaps	2,769	76,584	—
Receivable for securities sold	—	—	453,472
Premiums paid on open swap contracts	—	—	30,151
Receivable for fund shares sold	7,972	10,725	79,672
Interest and dividends receivable	—	366	215,576
Receivable from manager	15,095	4,571	—
Prepaid expenses and other assets	24,089	26,132	29,600
Total Assets	6,092,281	9,351,103	19,889,559

Liabilities:
Options written (premiums received $65,739, $225,469, $0)	57,980	246,900	—
Due to Broker	—	42,593	—
Due to Custodian	12	—	—
Payable for securities purchased	244,111	—	283,841
Payable for fund shares redeemed	26,319	—	—
Payable to manager	—	—	16,194
Unrealized depreciation on forward currency exchange contracts	—	—	6,036
Payable for upfront premium on swaps	—	—	65,170
Variation margin payable	—	—	1,928
Unrealized depreciation on swaps	—	—	18,472
Supervisory fee payable	3,572	1,072	828
Administration fees payable	1,062	821	4,583
Custody fees payable	1,072	864	12,432
Trustee fees payable	239	355	679
Compliance officer fees payable	—	—	4,028
Payable for distribution (12b-1) fees	372	115	1,201
Interest Payable	—	—	1,906
Accrued expenses and other liabilities	2,897	3,327	6,114
Total Liabilities	337,636	296,047	423,412

Net Assets	$5,754,645	$9,055,056	$19,466,147

Net Assets:
Par value of shares of beneficial interest	$5,537	$8,844	$20,582
Paid in capital	5,360,116	8,078,960	21,391,986
Undistributed net investment gain (loss)	184,698	428,444	24,509
Accumulated net realized gain (loss) on investments, options purchased and options written	(221,158)	(770,126)	(1,542,378)
Net unrealized appreciation (depreciation) on investments, short sales, futures contracts, swaps and foreign currency transactions	425,452	1,308,934	(428,552)
Net Assets	$5,754,645	$9,055,056	$19,466,147

Net Asset Value Per Share
Class I
Net Assets	$4,704,799	$8,693,908	$16,820,152
Shares of beneficial interest outstanding	451,950	848,839	1,778,571
Net asset value/offering price per share (a)	$10.41	$10.24	$9.46

Class A
Net Assets	$373,151	$183,043	$1,308,347
Shares of beneficial interest outstanding	36,115	17,979	138,324
Net asset value (a)	$10.33	$10.18	$9.46
Offering price per share (maximum sales charge of 5.75%)	$10.96	$10.80	$10.04

Class C
Net Assets	$307,333	$132,251	$716,686
Shares of beneficial interest outstanding	30,097	13,143	75,802
Net asset value/offering price per share (b)	$10.21	$10.06	$9.45

Class S
Net Assets	$369,362	$45,854	$620,962
Shares of beneficial interest outstanding	35,570	4,485	65,541
Net asset value/offering price per share (a)	$10.38	$10.22	$9.47

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2017

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$286,629	$435,974	$283,671	$76,471	$162,577
Interest income	4,659	—	2,529	—	—
Interest income from Affiliates	1,665	1,354	954	793	316
Securities lending income - net	3,892	12,209	3,535	3,454	—
Less: Foreign withholding taxes	—	(486)	(105)	—	(16,521)
Total Investment Income	296,845	449,051	290,584	80,718	146,372

Operating Expenses:
Management fees	124,976	247,085	108,621	48,940	37,725
Distribution (12b-1) fees
Class A Shares	2,103	7,851	9,304	204	152
Class C Shares	9,758	81,345	10,806	3,145	2,803
Administration fees	40,436	85,258	37,604	26,089	23,840
Registration fees	25,232	36,890	23,521	17,814	21,580
Professional fees	13,266	23,510	9,855	7,242	4,603
Custodian fees	10,201	25,022	30,193	24,611	50,544
Trustees’ fees	3,606	6,595	2,118	1,091	576
Compliance officer fees	4,552	9,040	3,483	2,276	1,172
Printing and postage expense	9,063	12,605	8,548	9,464	6,156
Insurance expense	781	1,482	610	294	219
Non 12b-1 shareholder servicing	3,513	12,317	4,606	2,182	1,500
Miscellaneous expenses	3,000	3,100	3,000	2,234	1,250
Total Operating Expenses	250,487	552,100	252,269	145,586	152,120
Less: Expenses waived and/or reimbursed	—	—	—	—	(3,352)
Net Operating Expenses	250,487	552,100	252,269	145,586	148,768

Net Investment Income (Loss)	46,358	(103,049)	38,315	(64,868)	(2,396)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from:
Investments and Foreign currency transactions	1,207,109	1,929,606	1,045,125	1,013,934	30,996
Net realized gain	1,207,109	1,929,606	1,045,125	1,013,934	30,996

Net change in unrealized appreciation (depreciation) on Investments and Foreign currency translations	1,241,013	3,974,504	(198,378)	226,457	565,652
Net Realized and Unrealized Gain on investments	2,448,122	5,904,110	846,747	1,240,391	596,648

Net Increase in Net Assets Resulting From Operations	$2,494,480	$5,801,061	$885,062	$1,175,523	$594,252

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2017

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$344,954	$624,503	$70,543	$37,588	$—
Interest income	362	8,171	—	—	169,765
Interest income from Affiliates	1,455	6,779	144	162	631
Securities lending income - net	2,830	744	—	—	756
Less: Foreign withholding taxes	(7,887)	—	(2,957)	(21)	—
Total Investment Income	341,714	640,197	67,730	37,729	171,152

Operating Expenses:
Management fees	261,644	589,092	29,874	25,415	41,566
Distribution (12b-1) fees
Class A Shares	28,750	64,061	2,188	502	446
Class C Shares	26,126	78,437	1,119	960	4,088
Administration fees	47,663	100,319	7,555	6,678	24,517
Registration fees	25,569	29,088	22,006	18,498	16,990
Professional fees	14,476	32,516	2,678	2,191	7,067
Custodian fees	12,537	14,002	11,200	10,005	7,408
Trustees’ fees	3,285	8,383	233	420	944
Compliance officer fees	4,453	10,653	582	753	1,781
Printing and postage expense	13,418	23,719	5,109	4,700	5,875
Insurance expense	805	1,446	84	66	325
Non 12b-1 shareholder servicing	17,078	40,345	2,001	1,101	1,250
Miscellaneous expenses	1,809	782	1,300	1,700	2,300
Total Operating Expenses	457,613	992,843	85,929	72,989	114,557
Less: Expenses waived	—	—	(10,970)	(10,521)	(9,558)
Net Operating Expenses	457,613	992,843	74,959	62,468	104,999

Net Investment Income (Loss)	(115,899)	(352,646)	(7,229)	(24,739)	66,153

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from:
Investments and Foreign currency transactions	2,850,413	4,351,689	283,348	198,626	47,510
Reimbursement from Affiliate	—	—	—	27,829	—
Net realized gain	2,850,413	4,351,689	283,348	226,455	47,510

Net change in unrealized appreciation (depreciation) on Investments and Foreign currency transactions	(1,974,166)	5,976,628	(135,472)	146,466	(121,879)
Net Realized and Unrealized Gain (Loss) on Investments	876,247	10,328,317	147,876	372,921	(74,369)

Net Increase (Decrease) in Net Assets Resulting From Operations	$760,348	$9,975,671	$140,647	$348,182	$(8,216)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2017

6
				James Alpha	James Alpha
	Municipal	U.S. Government	James Alpha	Global Real Estate	Multi Strategy
	Bond	Money Market	Macro	Investments	Alternative Income
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
			(Consolidated)
Investment Income:
Dividend income	$—	$—	$158,767	$15,202,336	$461,201
Interest income	17,514	73,517	—	—	211
Interest income from Affiliates	—	—	11,959	12,957	3,879
Dividend income from Affiliates	—	—	—	—	18,490
Less: Foreign withholding taxes	—	—	—	(683,622)	(5,843)
Total Investment Income	17,514	73,517	170,726	14,531,671	477,938

Operating Expenses:
Management fees	5,166	56,558	123,998	5,057,429	295,419
Supervisory fees	—	—	16,294	386,317	15,002
Distribution (12b-1) fees
Class A Shares	35	1,142	1,743	237,749	277
Class C Shares	2,359	5,630	12,100	710,115	3,187
Administration fees	7,531	4,322	30,409	922,795	40,114
Registration fees	13,392	21,086	37,786	58,401	15,600
Professional fees	1,568	9,500	10,754	295,020	9,002
Custodian fees	2,532	11,404	23,372	133,993	53,101
Trustees’ fees	149	—	1,960	86,600	2,694
Compliance officer fees	402	3,125	2,986	109,233	3,613
Printing and postage expense	1,311	11,376	12,964	91,085	9,918
Insurance expense	47	507	679	13,874	515
Non 12b-1 shareholder servicing	80	803	4,223	288,820	502
Dividend Expense	—	—	—	—	53,135
Interest Expense	—	—	—	—	58,086
Miscellaneous expenses	1,500	1,400	799	9,200	1,600
Total Operating Expenses	36,072	126,853	280,067	8,400,631	561,765
Less: Expenses waived and/or reimbursed	(23,006)	(55,372)	(125,550)	(748,521)	(77,000)
Net Operating Expenses	13,066	71,481	154,517	7,652,110	484,765

Net Investment Income (Loss)	4,448	2,036	16,209	6,879,561	(6,827)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments, Options purchased and Foreign currency transactions	(7,131)	—	(190,751)	30,755,282	1,314,425
Securities sold short	—	—	—	—	(159,211)
Options purchased	—	—	—	—	763
Options written	—	—	—	—	5,680
Futures	—	—	—	—	—
Swaps	—	—	—	—	—
Net realized gain (loss)	(7,131)	—	(190,751)	30,755,282	1,161,657

Net change in unrealized appreciation (depreciation) on:
Investments, Options purchased and Foreign currency transactions	(11,195)	—	(28,725)	5,985,133	(629,349)
Options purchased	—	—	—	—	(1,286)
Options written	0	0	0	0	98
Securities sold short	—	—	—	—	(264,845)
Swaps	—	—	(45,907)	—	—
Net change in unrealized appreciation (depreciation)	(11,195)	—	(74,632)	5,985,133	(895,382)
Net Realized and Unrealized Gain (Loss) on Investments	(18,326)	—	(265,383)	36,740,415	266,275

Net Increase (Decrease) in Net Assets Resulting From Operations	$(13,878)	$2,036	$(249,174)	$43,619,976	$259,448

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2017

	James Alpha	James Alpha	James Alpha
	Managed Risk	Managed Risk	Hedged
	Domestic Equity	Emerging Markets	High Income
	Portfolio	Equity Portfolio	Portfolio
Investment Income:
Dividend income	$104,636	$110,931	$78,023
Interest income	—	—	1,065,816
Interest income from Affiliates	832	2,193	8,904
Total Investment Income	105,468	113,124	1,152,743

Operating Expenses:
Management fees	68,627	105,182	277,265
Supervisory fees	15,002	15,002	11,653
Distribution (12b-1) fees
Class A Shares	1,031	435	4,940
Class C Shares	3,674	1,202	5,796
Administration fees	14,424	19,569	57,707
Registration fees	41,093	33,799	57,208
Professional fees	4,510	6,094	8,636
Custodian fees	3,159	7,582	10,032
Trustees’ fees	1,145	1,854	2,924
Compliance officer fees	1,483	2,067	4,029
Printing and postage expense	5,400	6,799	6,920
Insurance expense	237	277	170
Non 12b-1 shareholder servicing	1,501	1,902	5,945
Interest Expense	11,844	17,111	—
Miscellaneous expenses	1,800	2,000	301
Total Operating Expenses	174,930	220,875	453,526
Less: Expenses waived	(41,063)	(21,891)	(117,074)

Net Operating Expenses	133,867	198,984	336,452

Net Investment Income (loss)	(28,399)	(85,860)	816,291

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	567,805	996,367	39,499
Options purchased	(1,145,310)	(2,235,011)	—
Options written	493,652	680,777	—
Swaps	248,935	571,486	(67,212)
Securities sold short	(6,806)	(2,626)	—
Futures	—	—	26,511
Net realized gain (loss)	158,276	10,993	(1,202)

Net change in unrealized appreciation (depreciation) on:
Investments	106,097	898,247	482,831
Options purchased	18,928	(228,898)	—
Options written	(23,240)	(16,499)	—
Swaps	2,769	76,584	(2,745)
Futures contracts	—	—	(4,679)
Net change in unrealized appreciation (depreciation)	104,554	729,434	475,407
Net Realized and Unrealized Gain (Loss) on investments	262,830	740,427	474,205

Net Increase in Net Assets Resulting From Operations	$234,431	$654,567	$1,290,496

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Capitalization
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2017	August 31, 2016	August 31, 2017	August 31, 2016	August 31, 2017	August 31, 2016

Operations:
Net investment income (loss)	$46,358	$91,121	$(103,049)	$336,546	$38,315	$(41,332)
Net realized gain (loss) on investments	1,207,109	(943,656)	1,929,606	8,558,321	1,045,125	831,548
Net change in unrealized appreciation (depreciation) on investments	1,241,013	223,595	3,974,504	(5,785,696)	(198,378)	(1,534,865)
Net increase (decrease) in net assets resulting from operations	2,494,480	(628,940)	5,801,061	3,109,171	885,062	(744,649)

Distributions to Shareholders:
Net Realized Gains:
Class I	—	(465,825)	(5,130,642)	(3,563,778)	(778,732)	(593,382)
Class A	—	(10,696)	(382,681)	(213,833)	(175,627)	(151,112)
Class C	—	(29,229)	(2,058,733)	(464,308)	(97,191)	(62,992)
Net Investment Income:
Class I	—	—	(266,882)	—	—	—
Class A	—	—	(11,322)	—	—	—
Class C	—	—	(55,566)	—	—	—
Total Dividends and Distributions to Shareholders	—	(505,750)	(7,905,826)	(4,241,919)	(1,051,550)	(807,486)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	1,740,100	2,935,836	3,106,071	11,724,820	1,004,807	2,465,535
Class A	130,653	24,812	355,258	814,730	80,902	136,787
Class C	48,644	362,964	5,415,819	1,350,877	101,865	813,796
Reinvestment of dividends and distributions
Class I	—	440,800	4,975,627	3,206,582	755,023	571,575
Class A	—	2,988	348,072	194,487	167,462	140,676
Class C	—	28,726	2,076,801	453,016	86,901	56,453
Redemption fee proceeds
Class I	60	—	910	1,923	—	432
Class A	2	—	64	114	—	98
Class C	3	—	270	210	—	36
Cost of shares redeemed
Class I	(5,275,729)	(6,947,595)	(11,146,518)	(16,149,601)	(3,260,837)	(4,539,975)
Class A	(99,994)	(87,188)	(1,100,858)	(703,706)	(301,300)	(966,946)
Class C	(721,656)	(298,916)	(2,112,478)	(910,172)	(319,590)	(556,407)
Net increase (decrease) in net assets from share transactions of beneficial interest	(4,177,917)	(3,537,573)	1,919,038	(16,720)	(1,684,767)	(1,877,940)

Total Increase (Decrease) in Net Assets	(1,683,437)	(4,672,263)	(185,727)	(1,149,468)	(1,851,255)	(3,430,075)

Net Assets:
Beginning of period	20,192,767	24,865,030	37,651,975	38,801,443	15,433,911	18,863,986
End of period*	$18,509,330	$20,192,767	$37,466,248	$37,651,975	$13,582,656	$15,433,911
* Includes undistributed net investment income (loss) at end of period	$3,888	$(38,413)	$(65,043)	$333,491	$1,929	$(42,331)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2017	August 31, 2016	August 31, 2017	August 31, 2016	August 31, 2017	August 31, 2016

Operations:
Net investment income (loss)	$(64,868)	$(45,127)	$(2,396)	$32,427	$(115,899)	$(95,538)
Net realized gain (loss) on investments and foreign currency transactions	1,013,934	(1,132,780)	30,996	(797,482)	2,850,413	2,254,134
Net change in unrealized appreciation (depreciation) on investments foreign currency transactions	226,457	1,251,360	565,652	589,789	(1,974,166)	(836,500)
Net increase (decrease) in net assets resulting from operations	1,175,523	73,453	594,252	(175,266)	760,348	1,322,096

Distributions to Shareholders:
Net Realized Gains:
Class I	—	(3,229,979)	—	—	(1,140,597)	(1,124,896)
Class A	—	(3,823)	—	—	(782,230)	(274,854)
Class C	—	(190,846)	—	—	(303,920)	(818,071)
Net Investment Income:
Class I	—	—	(29,059)	(9,331)	—	—
Class A	—	—	(3)	(8)	—	—
Class C	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	—	(3,424,648)	(29,062)	(9,339)	(2,226,747)	(2,217,821)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	633,510	897,763	276,580	775,853	594,866	2,132,900
Class A	50,667	3,181	33,006	2,861	401,936	353,765
Class C	14,543	230,167	19,275	147,922	440,712	473,589
Reinvestment of dividends and distributions
Class I	—	3,046,147	27,739	8,971	1,087,308	1,073,444
Class A	—	3,823	3	9	723,361	740,540
Class C	—	188,525	—	—	290,272	256,935
Redemption fee proceeds
Class I	—	—	—	109	6	—
Class A	—	—	—	1	4	—
Class C	—	—	—	4	1	5
Cost of shares redeemed
Class I	(1,907,878)	(2,945,052)	(1,335,609)	(2,079,280)	(3,650,948)	(2,762,886)
Class A	(22,779)	(5,676)	(32,373)	(40,340)	(1,587,228)	(2,265,122)
Class C	(345,866)	(123,028)	(221,708)	(79,884)	(571,634)	(285,988)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,577,803)	1,295,850	(1,233,087)	(1,263,774)	(2,271,344)	(282,818)

Total Increase (Decrease) in Net Assets	(402,280)	(2,055,345)	(667,897)	(1,448,379)	(3,737,743)	(1,178,543)
Net Assets:
Beginning of period	7,625,626	9,680,971	5,420,884	6,869,263	23,298,875	24,477,418
End of period*	$7,223,346	$7,625,626	$4,752,987	$5,420,884	$19,561,132	$23,298,875
* Includes undistributed net investment income (loss) at end of period	$(40,438)	$(48,539)	$(3,715)	$19,981	$(69,948)	$(61,899)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2017	August 31, 2016	August 31, 2017	August 31, 2016	August 31, 2017	August 31, 2016

Operations:
Net investment (loss)	$(352,646)	$(60,002)	$(7,229)	$(16,106)	$(24,739)	$(18,232)
Net realized gain (loss) on investments and foreign currency transactions	4,351,689	3,899,968	283,348	(891,649)	226,455	142,738
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	5,976,628	2,483,942	(135,472)	798,655	146,466	(84,187)
Net increase (decrease) in net assets resulting from operations	9,975,671	6,323,908	140,647	(109,100)	348,182	40,319

Distributions to Shareholders:
Net Realized Gains:
Class I	(1,684,328)	(2,022,978)	—	—	—	—
Class A	(1,359,284)	(1,756,052)	—	—	—	—
Class C	(722,861)	(875,765)	—	—	—	—
Total Dividends and Distributions to Shareholders	(3,766,473)	(4,654,795)	—	—	—	—

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	5,449,070	2,504,111	135,079	400,985	433,771	161,087
Class A	1,087,397	549,793	22,959	65,189	14,510	19,697
Class C	1,647,978	505,563	4,109	44,256	1,550	41,786
Reinvestment of dividends and distributions
Class I	1,562,590	1,870,826	—	—	—	—
Class A	1,268,062	1,637,256	—	—	—	—
Class C	715,796	855,674	—	—	—	—
Redemption fee proceeds
Class I	11	362	—	—	—	4
Class A	9	122	—	—	—	1
Class C	4	30	—	—	—	—
Cost of shares redeemed
Class I	(4,616,146)	(4,575,040)	(647,434)	(542,579)	(534,479)	(434,082)
Class A	(3,827,567)	(2,560,771)	(90,666)	(100,685)	(30,004)	(27,779)
Class C	(1,697,115)	(960,733)	(73,440)	(32,628)	(77,565)	(24,935)
Net increase (decrease) in net assets from share transactions of beneficial interest	1,590,089	(172,807)	(649,393)	(165,462)	(192,217)	(264,221)

Total Increase (Decrease) in Net Assets	7,799,287	1,496,306	(508,746)	(274,562)	155,965	(223,902)

Net Assets:
Beginning of period	42,035,677	40,539,371	2,505,619	2,780,181	1,770,567	1,994,469
End of period*	$49,834,964	$42,035,677	$1,996,873	$2,505,619	$1,926,532	$1,770,567
* Includes undistributed net investment loss at end of period	$—	$—	$(2,478)	$(2,654)	$(16,795)	$(11,657)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2017	August 31, 2016	August 31, 2017	August 31, 2016	August 31, 2017	August 31, 2016

Operations:
Net investment income	$66,153	$76,689	$4,448	$3,482	$2,036	$1,450
Net realized gain (loss) on investments	47,510	32,382	(7,131)	50,870	—	—
Net change in unrealized appreciation (depreciation) on investments	(121,879)	103,367	(11,195)	(12,300)	—	—
Net increase (decrease) in net assets resulting from operations	(8,216)	212,438	(13,878)	42,052	2,036	1,450

Distributions to Shareholders:
Net Realized Gains:
Class I	(30,171)	(81,367)	(26,658)	(12,264)	—	—
Class A	(505)	(724)	(395)	(149)	—	—
Class C	(1,795)	(3,676)	(9,349)	(4,745)	—	—
Net Investment Income:
Class I	(57,615)	(74,742)	(4,066)	(3,218)	(1,163)	(1,328)
Class A	(533)	(474)	(24)	(19)	(29)	(24)
Class C	(983)	(1,377)	(274)	(290)	(57)	(103)
Total Dividends and Distributions to Shareholders	(91,602)	(162,360)	(40,766)	(20,685)	(1,249)	(1,455)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	887,555	2,264,722	118,880	457,988	4,118,945	10,273,854
Class A	49,281	5,522	—	—	314,104	192,685
Class C	41,712	60,970	7,773	37,007	113,402	621,260
Reinvestment of dividends and distributions
Class I	81,397	144,529	30,219	15,250	1,097	1,291
Class A	914	994	— ^	— ^	25	24
Class C	2,707	4,932	9,623	3,486	57	99
Redemption fee proceeds
Class I	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Cost of shares redeemed
Class I	(2,267,668)	(3,779,172)	(183,302)	(660,037)	(7,247,642)	(10,366,045)
Class A	(27,779)	(4,819)	(8,858)	—	(250,056)	(227,176)
Class C	(82,685)	(39,651)	(15,583)	(101,612)	(140,688)	(1,674,718)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,314,566)	(1,341,973)	(41,248)	(247,918)	(3,090,756)	(1,178,726)

Total Increase (Decrease) in Net Assets	(1,414,384)	(1,291,895)	(95,892)	(226,551)	(3,089,969)	(1,178,731)

Net Assets:
Beginning of period	8,313,564	9,605,459	985,465	1,212,016	13,533,699	14,712,430
End of period*	$6,899,180	$8,313,564	$889,573	$985,465	$10,443,730	$13,533,699
* Includes undistributed net investment income (loss) at end of period	$14,958	$7,936	$29	$(45)	$787	$—

^	Less than $0.50

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Macro		James Alpha Global		James Alpha Multi Strategy
	Portfolio (a)		Real Estate Investments Portfolio		Alternative Income Portfolio
	(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2017	August 31, 2016	August 31, 2017	August 31, 2016	August 31, 2017	August 31, 2016

Operations:
Net investment income (loss)	$16,209	$(167,698)	$6,879,561	$8,495,590	$(6,827)	$99,359
Net realized gain (loss) on investments and foreign currency transactions	(190,751)	(1,058,527)	30,755,282	35,420,568	1,161,657	(1,021,780)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(74,632)	(26,716)	5,985,133	(2,229,336)	(895,382)	604,988
Net increase (decrease) in net assets resulting from operations	(249,174)	(1,252,941)	43,619,976	41,686,822	259,448	(317,433)

Distributions to Shareholders:
Net Realized Gains:
Class I	—	—	(22,230,895)	(13,441,873)	(313,865)	(133,915)
Class A	—	—	(7,944,333)	(5,829,606)	(2,412)	(234)
Class C	—	—	(5,926,186)	(4,693,329)	(6,192)	(2,070)
Class S
Net Investment Income:
Class I	—	(332,539)	(4,794,761)	(8,324,315)	(5,721)	(9,171)
Class A	—	(10,537)	(1,421,432)	(3,349,275)	—	(51)
Class C	—	(30,576)	(536,513)	(2,134,838)	—	(115)
Class S	—	—	—	—	—	—
Return of Capital
Class I	—	—	—	—	(252,943)	(90,131)
Class A	—	—	—	—	(1,940)	(381)
Class C	—	—	—	—	(5,308)	(847)
Class S	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	—	(373,652)	(42,854,120)	(37,773,236)	(588,381)	(236,915)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	992,148	6,484,251	134,652,368	137,420,585	40,614	313,349
Class A	97,046	518,633	30,999,564	33,809,034	21,483	94,690
Class C	146,994	465,426	13,900,410	17,801,628	85,451	289,114
Class S	108,645	—	285,712	—	88,070	—
Reinvestment of dividends and distributions
Class I	—	328,209	17,293,603	13,985,187	572,454	233,179
Class A	—	10,141	7,287,750	7,166,372	4,352	666
Class C	—	22,317	5,141,249	5,282,546	10,400	2,794
Class S	—	—	—	—	—	—
Redemption fee proceeds
Class I	—	1,798	14,431	5,128	—	—
Class A	—	104	4,851	2,057	—	—
Class C	—	237	3,662	1,585	—	—
Class S	—	—	—	—	—	—
Cost of shares redeemed
Class I	(3,936,075)	(6,934,547)	(111,767,240)	(84,057,345)	(1,803,938)	(199,283)
Class A	(321,182)	(1,450,994)	(45,487,825)	(30,677,315)	(26,500)	(18,329)
Class C	(918,393)	(705,937)	(21,061,310)	(22,209,414)	(115,808)	(120,545)
Class S	—	—	(4,324)	—	—	—

Net increase (decrease) in net assets from share transactions of beneficial interest	(3,830,817)	(1,260,362)	31,262,901	78,530,048	(1,123,422)	595,635

Total Increase (Decrease) in Net Assets	(4,079,991)	(2,886,955)	32,028,757	82,443,634	(1,452,355)	41,287

Net Assets:
Beginning of period	14,068,048	16,955,003	451,001,281	368,557,647	15,337,843	15,296,556
End of period*	$9,988,057	$14,068,048	$483,030,038	$451,001,281	$13,885,488	$15,337,843
* Includes undistributed net investment income (loss) at end of period	$(89,763)	$(105,475)	$2,767,190	$610,562	$(27,759)	$(107,541)

(a)	Formerly known as the James Alpha Global Enhanced Real Return Portfolio.

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Managed		James Alpha Managed Risk
	Risk Domestic		Risk Emerging Markets		James Alpha Hedged
	Equity Portfolio		Equity Portfolio		High Income Portfolio

						For the
						Period Ended	Year Ended
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	August 31,	October 31,
	August 31, 2017	August 31, 2016	August 31, 2017	August 31, 2016	August 31, 2017	2016 (a)	2015

Operations:
Net investment gain (loss)	$(28,399)	$(15,376)	$(85,860)	$972	$816,291	$670,211	$1,303,502
Net realized gain (loss) on investments	158,276	(130,499)	10,993	(172,329)	(1,202)	(1,365,200)	(383,148)
Net change in unrealized (depreciation) on investments	104,554	447,079	729,434	670,170	475,407	928,764	(1,233,493)
Net increase (decrease) in net assets resulting from operations	234,431	301,204	654,567	498,813	1,290,496	233,775	(313,139)

Distributions to Shareholders:
Net Realized Gains:
Class I	—	—	—	(31,052)	—	—	(82,396)
Class A	—	—	—	(616)	—	—	(17,220)
Class C	—	—	—	(46)	—	—	(5,789)
Class S	—	—	—	—	—	—	—
Net Investment Income:
Class I	(5,385)	(21,326)	(13,861)	(43,604)	(654,807)	(591,649)	(1,058,483)
Class A	—	(631)	—	(770)	(51,054)	(57,921)	(183,098)
Class C	—	(28)	—	(39)	(20,697)	(18,643)	(54,950)
Class S	—	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(5,385)	(21,985)	(13,861)	(76,127)	(726,558)	(668,213)	(1,401,936)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	553,738	3,088,905	2,748,444	4,792,637	5,940,566	1,253,576	6,681,709
Class A	122,833	724,298	3,770	153,358	680,027	168,322	604,963
Class C	55,865	417,448	26,641	106,696	217,878	5,510	—
Class S	375,720	—	45,704	—	629,171	—
Reinvestment of dividends and distributions
Class I	3,910	14,796	6,544	18,919	612,590	587,259	1,123,436
Class A	—	631	—	1,387	44,358	57,110	175,165
Class C	—	28	—	85	3,271	18,643	60,739
Class S	—	—	—	—	—	—	—
Redemption fee proceeds
Class I	3,617	963	339	3,871	—	50	—
Class A	314	30	8	73	—	—	—
Class C	280	2	5	—	—	—	—
Class S	4	—	—	—	126	—	—
Cost of shares redeemed
Class I	(1,529,361)	(1,216,757)	(2,785,576)	(1,192,231)	(3,493,281)	(6,974,066)	(6,601,183)
Class A	(615,696)	(9,264)	(143)	(81,689)	(683,421)	(2,006,728)	(1,632,559)
Class C	(177,626)	(10,710)	(15,694)	—	(100,513)	(159,904)	(844,906)
Class S	(7,736)	—	—	—	(8,083)	—	—
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,214,138)	3,010,370	30,042	3,803,106	3,842,689	(7,050,228)	(432,636)

Total Increase (decrease) in Net Assets	(985,092)	3,289,589	670,748	4,225,792	4,406,627	(7,484,666)	(2,147,711)

Net Assets:
Beginning of period	6,739,737	3,450,148	8,384,308	4,158,516	15,059,520	22,544,186	24,691,897
End of period*	$5,754,645	$6,739,737	$9,055,056	$8,384,308	$19,466,147	$15,059,520	$22,544,186
* Includes undistributed net investment income (loss) at end of period	$184,698	$(30,646)	$428,444	$(43,321)	$24,509	$(6,034)	$43,126

(a)	For the period from prior fiscal year end November 1, 2015 through August 31, 2016.

See accompanying notes to financial statements.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust currently consists of twenty-four series. These financial statements include the following eighteen series: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the U.S. Government Money Market Portfolio, the James Alpha Macro Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, and the James Alpha Hedged High Income Portfolio (collectively, the “Portfolios”). Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. The James Alpha Macro Portfolio, the James Alpha Global Real Estate Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, the James Alpha Hedged High Income Portfolio are all managed by James Alpha Advisors, LLC (“James Alpha Advisors”), and all six are supervised by the Manager. With the exception of the James Alpha Macro Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, and the James Alpha Hedged High Income Portfolio, each of the Portfolios is provided with the discretionary advisory services of an investment adviser or advisers identified, retained, supervised and compensated by the Manager.

The following serve as advisers (the “Advisers”) to their respective Portfolio(s): M.D. Sass Investors Services, Inc. serves as Adviser to Large Capitalization Value; Smith Group Asset Management serves as Adviser to Large Capitalization Growth, Energy & Basic Materials, and Financial Services; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Zacks Investment Management, Inc. serves as Adviser to Small Capitalization; DePrince, Race & Zollo, Inc. serves as Adviser to International Equity; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology and Technology & Communications; Granite Springs Asset Management, LLC serves as Adviser to Investment Quality Bond and Municipal Bond; CLS Investments, LLC serves as Adviser to U.S. Government Money Market, James Alpha Advisors, LLC serves as Adviser to James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity and James Alpha Hedged High Income. Ranger Global Real Estate Advisors, LLC serves as the sub-adviser to the James Alpha Global Real Estate Investments; Ranger Global Real Estate Advisors, LLC, Bullseye Asset Management LLC, Kellner Private Fund Management, LP and Yorkville Capital Management LLC serve as the sub-advisers to the James Alpha Multi Strategy Alternative Income; EAB Investment Group, LLC serves as the sub-adviser to the James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity; Concise Capital Management, LP and Amundi Smith Breeden LLC serve as sub-advisers to the James Alpha Hedged High Income Portfolio. Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC. Northern Lights Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio, the Financial Services Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio, the U.S. Government Money Market Portfolio, the James Alpha Macro Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, and the James Alpha Hedged High Income Portfolio are diversified portfolios. The James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio are non-diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital
James Alpha Macro	Attractive long-term risk-adjusted returns relative to traditional financial market indices
James Alpha Global Real Estate	Total return consisting of current income and capital appreciation
James Alpha Multi Strategy Alternative Income	Long-term capital appreciation
James Alpha Managed Risk Domestic Equity	Capital appreciation
James Alpha Managed Risk Emerging Markets Equity	Capital appreciation
James Alpha Hedged High Income	High current income

Currently, all Portfolios offer Class A, Class C and Class I shares and the James Alpha Portfolios also offer Class S shares. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and the Class S share’s management fee. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% redemption fee on the value of shares that are redeemed within 30 days of purchase. Such fees are paid directly to the Portfolio from which the redemption is made. Please see the Trust’s prospectuses for additional details.

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of he financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017 (Continued)

those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

(a)	Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the mean between current bid and ask. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value. Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the last bid and ask price. Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Futures are valued based on their daily settlement value. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. The International Equity Portfolio uses fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. Foreign currency and Forward currency exchange contracts are valued daily at the London close each day. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets. The Portfolios follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2017, for the Portfolios’ assets and liabilities measured at fair value:

Large Capitalization Value

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$18,475,673	$—	$—	$18,475,673
Short-Term Investments	86,020	—	—	86,020
Collateral for Securities Loaned	—	1,217,603	—	1,217,603
Total	$18,561,693	$1,217,603	$—	$19,779,296

Large Capitalization Growth

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$36,945,552	$—	$—	$36,945,552
Short-Term Investments	217,301	—	—	217,301
Collateral for Securities Loaned	—	1,184,200	—	1,184,200
Total	$37,162,853	$1,184,200	$—	$38,347,053

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017 (Continued)

Mid Capitalization

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$13,465,045	$—	$—	$13,465,045
Short-Term Investments	200,349			200,349
Collateral for Securities Loaned		549,171	—	549,171
Total	$13,665,394	$549,171	$—	$14,214,565

Small Capitalization

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$7,086,747	$—	$—	$7,086,747
Short-Term Investments	155,196	—	—	155,196
Collateral for Securities Loaned	—	599,647	—	599,647
Total	$7,241,943	$599,647	$—	$7,841,590

International Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stocks:
Auto Manufacturers	$—	$91,489	$—	$91,489
Auto Parts & Equipment	—	162,815	—	162,815
Banks	182,842	705,162	—	888,004
Beverages	73,960	—	—	73,960
Building Materials	—	182,051	—	182,051
Chemicals	—	219,759	—	219,759
Commercial Services	—	34,692	—	34,692
Diversified Financial Services	—	99,450	—	99,450
Electrical Components & Equipment	—	169,493	—	169,493
Electronics	—	92,048	—	92,048
Engineering & Construction	—	70,331	—	70,331
Food	—	150,348	—	150,348
Holding Companies - Diversified	—	90,849	—	90,849
Home Builders	—	106,012	—	106,012
Household Products/Wares	—	80,217	—	80,217
Insurance	—	122,535	—	122,535
Lodging	—	158,399	—	158,399
Media	—	57,118	—	57,118
MetalFabricate/Hardware	62,705	99,862	—	162,567
Mining	—	131,115	—	131,115
Oil & Gas	99,129	387,771	—	486,900
Oil & Gas Services	48,825	—	—	48,825
Pharmaceuticals	—	341,800	—	341,800
Real Estate	—	56,425	—	56,425
REIT	—	48,159	—	48,159
Retail	—	125,864	—	125,864
Software	24,826	88,301	—	113,127
Telecommunications	53,383	192,650	—	246,033
Transportation	—	48,107	—	48,107
Short-Term Investments	105,314	—	—	105,314
Total	$650,984	$4,112,822	$—	$4,763,806
Derivatives
Forward Currency Contracts	—	(2)	—	(2)

Health & Biotechnology

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$19,189,453	$—	$—	$19,189,453
Short-Term Investments	192,453	—	—	192,453
Collateral for Securities Loaned	—	827,716	—	827,716
Total	$19,381,906	$827,716	$—	$20,209,622

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017 (Continued)

Technology & Communications

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$48,845,693	$—	$—	$48,845,693
Short-Term Investments	1,015,391	—	—	1,015,391
Collateral for Securities Loaned	—	1,363,874	—	1,363,874
Total	$49,861,084	$1,363,874	$—	$51,224,958

Energy & Basic Materials

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,970,715	$—	$—	$1,970,715
Short-Term Investments	4,643	—	—	4,643
Total	$1,975,358	$—	$—	$1,975,358

Financial Services

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,910,592	$—	$—	$1,910,592
Short-Term Investments	10,305	—	—	10,305
Total	$1,920,897	$—	$—	$1,920,897

Investment Quality Bond

Assets*	Level 1	Level 2	Level 3	Total
U.S. Government and Agencies	$—	$3,366,249	$—	$3,366,249
Corporate Bonds and Notes	—	3,363,469	—	3,363,469
Short-Term Investments	144,621	—	—	144,621
Collateral for Securities Loaned	—	26,177	—	26,177
Total	$144,621	$6,755,895	$—	$6,900,516

Municipal Bond

Assets*	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$846,661	$—	$846,661
Short-Term Investments	26,001	—	—	26,001
Total	$26,001	$846,661	$—	$872,662

U.S. Government Money Market

Assets*	Level 1	Level 2	Level 3	Total
Repurchase Agreement	$—	$10,466,000	$—	$10,466,000
Total	$—	$10,466,000	$—	$10,466,000

James Alpha Macro

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$5,080,813	$—	$—	$5,080,813
Mutual Funds	1,395,029	—	—	1,395,029
Short-Term Investments	2,150,080	—	—	2,150,080
Total	$8,625,922	$—	$—	$8,625,922
Derivatives - Libailities *
Total Return Swap	$(45,907)	$—	$—	$(45,907)
Forward Currency Contracts	—	(7,137)	—	(7,137)

James Alpha Global Real Estate Investments

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$474,763,267	$—	$—	$474,763,267
Short-Term Investments	2,004,556	—	—	2,004,556
Total	$476,767,823	$—	$—	$476,767,823
Derivatives - Liabilities
Forward Currency Contracts	—	$(874)	—	$(874)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017 (Continued)

James Alpha Multi Strategy Alternative Income

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$13,566,393	$—	$—	$13,566,393
Exchange Traded Funds	702,117	—	—	702,117
Mutual Funds	760,688	—	—	760,688
Put Options Purchased	1,183	—	—	1,183
Short-Term Investments	678,932	—	—	678,932
Total	$15,709,313	$—	$—	$15,709,313
Liabilities*
Common Stocks Sold Short	$(1,946,154)	$—	$—	(1,946,154)
Exchange Traded Funds Sold Short	(991,302)	—	—	(991,302)
Derivatives* - Liabilities
Put Options Written	(245)	—	—	(245)
Forward Currency Contracts	—	(21)	—	(21)
Total	$(2,937,701)	$(21)	$—	$(2,937,722)

James Alpha Managed Risk Domestic Equity

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$5,543,776	$—	$—	$5,543,776
Put Options Purchased	93,200	—	—	93,200
Short-Term Investments	368,177	—	—	368,177
Total	$6,005,153	$—	$—	$6,005,153
Liabilities*
Put Options Written	$(29,240)	$—	$—	$(29,240)
Call Options Written	(28,740)	—	—	(28,740)
Total	$(57,980)	$—	$—	$(57,980)
Derivatives - Assets *
Total Return Swap	$—	$2,769	$—	$2,769

James Alpha Managed Risk Emerging Markets Equity

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$8,203,890	$—	$—	$8,203,890
Put Options Purchased	150,300	—	—	150,300
Short-Term Investments	749,547	—	—	749,547
Total	$9,103,737	$—	$—	$9,103,737
Derivatives* - Liabilities
Put Options Written	$(69,100)	$—	$—	$(69,100)
Call Options Written	(177,800)	—	—	(177,800)
Total	$(246,900)	$—	$—	$(246,900)
Derivatives* - Assets
Total Return Swaps	$—	$76,584	$—	$76,584

James Alpha Hedged High Income

Assets*	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$1,923,277	$—	$1,923,277
Bank Loans	—	1,087,591	—	1,087,591
Term Loans	—	189,045	358,166	547,211
Corporate Bonds	—	8,569,418	162,525	8,731,943
Convertible Bonds	—	832,441	—	832,441
Common Stock	—	—	36,640	36,640
Exchange Traded Funds	253,680	—	—	253,680
Mutual Fund	3,351,532	—	—	3,351,532
Short-Term Investments	2,151,748	—	—	2,151,748
U.S. Government	—	49,748	—	49,748
Total	$5,756,960	$12,651,520	$557,331	$18,965,811
Derivatives* - Asset
Long Futures Contracts	1,641	—	—	1,641
Derivatives* - Liabilities
Short Futures Contracts	(16,016)	—	—	(16,016)
Credit Default Swaps	—	(18,472)	—	(18,472)
Forward Currency Contracts		(6,036)	—	(6,036)

It is the Portfolios’ policy to recognize transfers into and out of Levels at the end of the reporting period.

There were no transfers between Level 1 and Level 2 during the current period presented.

*	Refer to the Schedules of Investments for industry or category classifications.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017 (Continued)

The following is a reconciliation for the James Alpha Hedged High Income Portfolio for which Level 3 inputs were used in determining value:

		Nebraska Book	Nebraska Book
	Optima Specialty	Holdings, Inc.	Holdings, Inc.
	Steel, Inc.	Tranche A	Tranche B
Beginning balance September 1, 2016	$—	$—	$—
Total realized gain/(loss)	—	—	—
Change in unrealized appreciation	—	—	(5,636)
Conversion	—	—	274,500
Net Purchases	—	50,696	7,315
Net Sells	—	—	—
Net transfers in/(out) of Level 3	162,525	—	—
Ending balance August 31, 2017	$162,525	$50,696	$276,179

	CE STAR	Constellation
	Holdings LLC	Enterprises LLC	CE Star
Beginning balance September 1, 2016	$—	$—	$—
Total realized gain/(loss)	—	—	—
Change in unrealized appreciation	(848)	—	—
Conversion	—	—	36,640
Net Purchases	32,139	—	—
Net Sells	—	—	—
Net transfers in/(out) of Level 3	—	—	—
Ending balance August 31, 2017	$31,291	$—	$36,640

Quantitative disclosures of unobservable inputs and assumptions used by James Alpha Hedged High Income are below:

Investments in Securities:
Corporate Bonds	Fair Value	Valuation Techniques	Unobservable Input
Optima Specialty Steel, Inc.	$162,525	Last Trade Price	Future payout
Constellation Enterprises LLC	0		Potential future cash payments
Term Loans
Nebraska Book Holdings, Inc., Tranche A	50,696	Independent Valuation	Adjusted by management to reflect current conditions
Nebraska Book Holdings, Inc., Tranche B	276,179	Independent Valuation	Adjusted by management to reflect current conditions
CE STAR Holdings LLC	31,291	Independent Valuation	Discount for lack of marketability
Common Stock
CE STAR	36,640	Independent Valuation	Discount for lack of marketability
Total Fair Value Securities	$557,331

Fair value securities as a percent of net assets at August 31, 2017, were 2.86%.

Consolidation of Subsidiary – James Alpha Cayman Commodity Fund I Ltd. (JACC-SPC)

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the James Alpha Macro Portfolio includes the accounts of JACC-SPC, a wholly owned and controlled subsidiary. JACC-SPC is a closed-end fund incorporated as an exempted company under the company’s law of the Cayman Islands on February 2, 2011, and is a disregarded entity for tax purposes. All inter-company accounts and transactions have been eliminated in consolidation.

The James Alpha Macro Portfolio may invest up to 25% of its total assets in the segregated portfolio company (“SPC”) which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

A summary of the James Alpha Macro Portfolio’s investments in the SPC is as follows:

		SPC Net Assets at	% of Fund Total Assets at
	Inception Date of SPC	August 31, 2017	August 31, 2017
James Alpha Cayman Commodity Fund I Ltd.	August 5, 2011	$395,269	3.96%

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017 (Continued)

(b)	Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

Capital loss carry forwards, as of each Portfolio’s most recent tax year-ended August 31, 2017 (for the tax year ended December 31, 2016 for the James Alpha Global Real Estate Investments Portfolio), available to offset future capital gains, if any, are as follows:

			Non-Expiring	Non-Expiring
	Expiring		Short-Term	Long-Term	Total
Saratoga Large Capitalization Value Portfolio	$—		$—	$—	$—
Saratoga Large Capitalization Growth Portfolio	—		—	—	—
Saratoga Mid Capitalization Portfolio	—		—	—	—
Saratoga Small Capitalization Portfolio	—		118,027	—	118,027
Saratoga International Equity Portfolio	1,801,080	8/31/2018	644,791	586,542	3,032,413
Saratoga Health & Biotechnology Portfolio	—		—	—	—
Saratoga Technology & Communications Portfolio	—		—	—	—
Saratoga Energy & Basic Materials Portfolio	292,003	8/31/2018	899,888	94,075	1,285,966
Saratoga Financial Services Portfolio	582,779	8/31/2018	—	—	582,779
	38,144	8/31/2019	—	—	38,144
	620,923				620,923
Saratoga Investment Quality Bond Portfolio	—		—	—	—
Saratoga Municipal Bond Portfolio	—		91	—	91
Saratoga U.S. Government Money Market Portfolio	—		—	—	—
James Alpha Macro Portfolio	—		440,516	793,653	1,234,169
James Alpha Global Real Estate Investments	—		—	—	—
James Alpha Multi Strategy Alternative Income Portfolio	—		—	—	—
James Alpha Managed Risk Domestic Equity Portfolio	—		171,809	—	171,809
James Alpha Managed Risk Emerging Markets Equity Portfolio	—		85,542	—	85,542
James Alpha Hedged High Income Portfolio	—		170,281	1,368,295	1,538,576

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on its 2014-2016 returns and expected to be taken in the Portfolios’ 2017 returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios identify its major tax jurisdictions as U.S. Federal, Arizona and foreign jurisdictions where the Portfolios make significant investments. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During year ended August 31, 2017, the Portfolios did not incur any interest or penalties.

(c)	Security Transactions and Other Income

Security transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(d)	Dividends and Distributions

The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communication	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Daily - paid monthly	Annually
Municipal Bond	Daily - paid monthly	Annually
U.S. Government Money Market	Daily - paid monthly	Annually
James Alpha Macro	Annually	Annually
James Alpha Global Real Estate Investments	Quarterly	Annually
James Alpha Multi Strategy Alternative Income	Quarterly	Annually
James Alpha Managed Risk Domestic Equity	Annually	Annually
James Alpha Managed Risk Emerging Markets Equity	Annually	Annually
James Alpha Hedged High Income	Monthly	Annually

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017 (Continued)

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of each Portfolio.

(e)	Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f)	Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Trust’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

(g)	Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(h)	Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market. For the James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, and James Alpha Hedged High Income management fees are payable to the Advisor monthly and are computed daily at the annual rates of 1.10%, 0.90% (1.20% prior to June 23, 2017), 2.00%, 1.20%, 1.20%, and 1.70%, respectively, of the Portfolio’s average daily net assets. The Manager receives an annual supervision fee which is the greater of 0.10% of those Portfolios’ average daily net assets decreasing at various asset levels or a minimum of $15,000 per Portfolio annually paid out monthly.

For the year ended August 31, 2017, the Manager waived $3,352 for International Equity, $10,970 for Energy & Basic Materials, $10,521 for Financial Services; $7,303 for Investment Quality Bond, $17,150 for Municipal Bond and $48,600 for U.S. Government Money Market; James Alpha Advisors waived $125,550, $77,000, $41,063, $21,891, and $117,074, respectively for James Alpha Macro, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, and James Alpha Hedged High Income; and James Alpha Advisors waived $748,521 for James Alpha Global Real Estate Investments.

(b) Gemini Fund Services, LLC (“GFS”), an affiliate of Northern Lights Distributors, LLC (the “Distributor”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017 (Continued)

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolios.

Certain employees of GFS and NLCS are also officers of the Trust, and are not paid any fees directly by the Trust for serving in such capacity.

(c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, James Alpha Advisors, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares (0.25% of the average daily net assets of James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity Class A shares) and 1.00% of the average daily net assets of the Portfolios’ Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, James Alpha Advisors or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets. For the year ended August 31, 2017, the Distributor waived $2,255 in fees for the Investment Quality Bond Portfolio, $5,856 in fees for the Municipal Bond Portfolio and $6,772 in fees for the U.S. Government Money Market Portfolio.

Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I and Class S shares are offered at net asset value.

For the year ended August 31, 2017, the Distributor received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

Portfolio	Distributor Sales Charges	CDSC’s
	Class A	Class C
Large Capitalization Value	$500	$50
Large Capitalization Growth	290	8,675
Mid Capitalization	207	—
Small Capitalization	197	4
International Equity	99	5
Health & Biotechnology	2,080	240
Technology & Communications	6,461	246
Energy & Basic Materials	273	—
Financial Services	38	—
Investment Quality Bond	126	13
Municipal Bond	—	—
U.S Government Money Market	—	135
James Alpha Macro	233	103
James Alpha Global Real Estate Investments	93,225	9,848
James Alpha Multi Strategy Alternative Income	94	390
James Alpha Managed Risk Domestic Equity	106	209
James Alpha Managed Risk Emerging Markets Equity	30	55
James Alpha Hedged High Income	2,513	—

(d) The Trust and the Manager, the Trust and James Alpha Advisors on behalf of the James Alpha Macro, the James Alpha Global Real Estate, the James Alpha Multi Strategy Alternative Income, the James Alpha Managed Risk Domestic Equity and the James Alpha Managed Risk Emerging Markets Equity Portfolios, have entered into an Excess Expense Agreement (the “Expense Agreement”).

In connection with the Expense Agreement, the Manager is currently voluntarily waiving, and James Alpha Advisors are currently waiving, all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at August 31, 2017, for each portfolio were: 3.00%, 3.60% and 2.60% for Class A, C and I shares, respectively, of Large Capitalization Value, Large Capitalization Growth, Mid Capitalization, and Small Capitalization; 3.30%, 3.90% and 2.90% for Class A, C and I shares, respectively, of International Equity; 2.30%, 2.90% and 1.90% for Class A, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 2.15%, 2.75% and 1.75% for Class A, C and I shares, respectively, of U.S. Government Money Market; 3.40%, 4.00% and 3.00% for Class A, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 1.50%, 2.25%, 1.25% and 1.25% for Class A, C, I and S shares, respectively, of James Alpha Macro; 1.69%, 2.37%, 1.19% and 1.19% (1.99%, 2.67% and 1.49% prior to June 23, 2017) for Class A, C, I and S shares, respectively, of James Alpha Global Real Estate Investments; 2.75%, 3.50%, 2.50% and 2.50% for Class A, C, I and S shares, respectively, of James Alpha Multi Strategy Alternative Income; 2.45%, 3.20%, 1.99% and 1.99 for Class A, C, I and S shares, respectively, of James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity; 2.39%, 2.99%, 1.99% and 1.99% for Class A, C, I and shares, respectively, of James Alpha Hedged High Income. Pursuant to a fee waiver and operating expense limitation agreement between the Manager and the Portfolio, the Manager has contractually agreed to waive all of the Portfolio’s management fee payable to the Manager by the Portfolio on Class S assets, less any portion of such fee that is payable by the Manager to the Sub-Adviser. Under the terms of the Expense Agreement, the Manager, James Alpha Advisors are permitted to seek reimbursement from the Portfolios, subject to limitations, for fees they waived and Portfolio expenses they paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. The Expense Agreement with the Manager may be terminated by either party, without penalty, upon receipt of 60 days prior notice. The Expense Agreement with James Alpha Advisors shall continue through December 31, 2017.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017 (Continued)

The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery.

Portfolio	8/31/2018		8/31/2019		8/31/2020
International Equity	—		—		3,352
Energy & Basic	—		13,714		10,970
Financial Services	11,484		14,033		10,521
Investment Quality Bond	—		6,891		9,558
Municipal Bond	14,271		18,786		23,006
U.S. Government Money Market	102,516		94,344		45,872
James Alpha Macro	109,273		110,092		125,550
James Alpha Global Real Estate Investments	475,732	*	667,297	*	748,521
James Alpha Multi Strategy Alternative Income	80,959		75,785		77,000
James Alpha Managed Risk Domestic Equity	6,314		15,085		41,063
James Alpha Managed Risk Emerging Markets Equity	7,013		15,041		21,891

			8/31/2019		8/31/2020
James Alpha Hedged High Income **			190,170		117,074

*	The available waived expenses subject to potential recovery for Class C and Class I Shares.

**	Fees waived and expenses reimbursed by the Predecessor Fund will not be carried forward to the James Alpha Hedged High Income Portfolio. The Advisor may recover $25,493 expiring on August 31, 2019 for the period after the Reorganization through August 31, 2016.

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement. For the year ended August 31, 2017, the amount received by the participating Portfolios under this arrangement was as follows: Large Capitalization Value, $1,523; Health & Biotechnology, $53; and Technology & Communications, $1,026. These amounts are included with the realized gain/loss for each Portfolio in the Statement of Operations.

(f) Affiliated Investments — Companies which are affiliates of the Portfolios at August 31, 2017, are noted in the Portfolio’s Schedule of Investments. A summary of the investments in the affiliated investments; James Alpha Hedged High Income which is managed by James Alpha Advisors, LLC and Milestone Treasury Obligations Portfolio which is managed by CLS Investments, LLC, are detailed below:

Portfolio	Affiliated Holding	Shares at 8/31/2016	Purchases	Sales	Shares at 8/31/2017	Income	Value at 8/31/2017
Large Capitalization Value	Milestone Treasury Obligations – Institutional Class	-	10,299,947	(10,213,927)	86,020	$1,665	$86,020
Large Capitalization Growth	Milestone Treasury Obligations – Institutional Class	180,515	12,313,462	(12,276,676)	217,301	1,354	217,301
Mid Capitalization	Milestone Treasury Obligations – Institutional Class	-	4,711,221	(4,510,872)	200,349	954	200,349
Small Capitalization	Milestone Treasury Obligations – Institutional Class	-	2,103,712	(1,948,516)	155,196	793	155,196
International Equity	Milestone Treasury Obligations – Institutional Class	-	2,437,943	(2,332,629)	105,314	316	105,314
Health & Biotechnology	Milestone Treasury Obligations – Institutional Class	348,699	4,361,626	(4,517,872)	192,453	1,455	192,453
Technology & Communications	Milestone Treasury Obligations – Institutional Class	600,361	14,716,766	(14,301,736)	1,015,391	6,779	1,015,391
Energy & Basic Materials	Milestone Treasury Obligations – Institutional Class	3,422	522,502	(521,281)	4,643	144	4,643
Financial Services	Milestone Treasury Obligations – Institutional Class	-	975,825	(965,520)	10,305	162	10,305
Investment Quality Bond	Milestone Treasury Obligations – Institutional Class	-	3,157,231	(3,012,610)	144,621	631	144,621
James Alpha Macro	Milestone Treasury Obligations – Institutional Class	80,914	7,428,320	(5,359,154)	2,150,080	11,959	2,150,080
James Alpha Global Real Estate Investments	Milestone Treasury Obligations – Institutional Class	10,905,702	214,419,261	(223,320,407)	2,004,556	12,957	2,004,556
James Alpha Multi Strategy Alternative Income	Milestone Treasury Obligations –Institutional Class	426,376	14,028,971	(13,776,415)	678,932	3,879	678,932
	James Alpha Hedged High Income, Class I	38,894	2,123	-	41,017	18,490	387,611

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017 (Continued)

Portfolio	Affiliated Holding	Shares at 8/31/2016	Purchases	Sales	Shares at 8/31/2017	Income	Value at 8/31/2017
James Alpha Managed Risk Domestic Equity	Milestone Treasury Obligations – Institutional Class	37,161	2,711,843	(2,380,827)	368,177	832	368,177
James Alpha Managed Risk Emerging Markets Equity	Milestone Treasury Obligations – Institutional Class	127,578	5,606,673	(4,984,704)	749,547	2,193	749,547
James Alpha Hedged High Income	Milestone Treasury Obligations –Institutional Class	3,751,756	20,635,782	(22,235,790)	2,151,748	8,904	2,151,748

3.	INVESTMENT TRANSACTIONS

(a)	For the year ended August 31, 2017, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$12,263,973	$16,548,312
Large Capitalization Growth	36,529,927	43,430,697
Mid Capitalization	6,117,439	8,740,054
Small Capitalization	9,471,517	11,286,186
International Equity	3,394,763	4,698,041
Health & Biotechnology	2,559,629	6,879,203
Technology & Communications	7,225,288	9,650,955
Energy & Basic Materials	1,266,174	1,923,414
Financial Services	1,085,352	1,238,148
Investment Quality Bond	1,129,377	2,907,479
Municipal Bond	414,547	438,996
James Alpha Macro	6,450,274	13,644,757
James Alpha Global Real Estate Investments	624,456,134	628,565,557
James Alpha Multi Strategy Alternative Income	22,575,699	18,813,006
James Alpha Managed Risk Domestic Equity	8,235,263	9,201,656
James Alpha Managed Risk Emerging Markets Equity	12,621,232	14,933,046
James Alpha Hedged High Income	20,293,343	14,820,352

(b) Certain Portfolios may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

Certain Portfolios may write covered call options. This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

The Portfolios may enter into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

(c) Certain Portfolios may enter into futures contracts. The Portfolios are subject to equity price risk in the normal course of pursuing their investment objective. To manage equity price risk, the Portfolios may enter into futures contracts. Upon entering into a futures contract with a broker, the Portfolios are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Portfolios receive from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Portfolios recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017 (Continued)

Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Portfolios’ portfolio of investments.

(d) Certain Portfolios may enter into foreign currency exchange contracts. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments.

(e) Swap Agreements – Certain portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), commodity or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Portfolios amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Portfolios segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

(f) Short Sales – Certain portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

(g) Other Investment Companies or Exchange Traded Funds – Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Portfolio invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017 (Continued)

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at August 31, 2017, were as follows:

			Statements of Assets and	Fair value of asset/liability
Fund	Derivative	Risk Type	Liabilities	derivatives
International Equity
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forward currency exchange contracts	$2
			Totals	$2
James Alpha Macro
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forward currency exchange contracts	$(7,137)
	Swap Contracts	Equity	Unrealized depreciation on swaps	$(45,907)
			Totals	$(53,044)
James Alpha Global Real Estate
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forward currency exchange contracts	$(874)
			Totals	$(874)
James Alpha Multi Strategy Alternative Income
	Call options written	Equity	Options written	(245)
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forward currency exchange contracts	$(21)
			Totals	$(266)
James Alpha Managed Risk Domestic Equity
	Put options purchased	Equity	Investments, at value	$93,200
	Put options written	Equity	Options written	(29,240)
	Call options written	Equity	Options written	(28,740)
	Swap Contracts	Equity	Unrealized appreciation on swaps	2,769
			Totals	$37,989
James Alpha Managed Risk Emerging Market Equity
	Put options purchased	Equity	Investments, at value	$150,300
	Put options written	Equity	Options written	(69,100)
	Call options written	Equity	Options written	(177,800)
	Swap Contracts	Equity	Unrealized appreciation on swaps	76,584
			Totals	$(20,016)
James Alpha Hedged High Income
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forwards	$(6,036)
	Futures Contracts	Interest Rate	Unrealized depreciation on futures	(14,375)
	Swap Contracts	Interest Rate	Unrealized depreciation on swaps	(18,472)
			Totals	$(38,883)

The effect of derivative instruments on the Statements of Operations for the year ended August 31, 2017, were as follows:

				Realized and unrealized gain
Portfolio	Derivative	Location of gain (loss) on derivatives	Risk Type	(loss) on derivatives
International Equity
	Forward Contracts
		Net realized gain from foreign currency transactions
			Foreign Exchange	$30,996
		Net change in unrealized appreciation on foreign currency transactions
			Foreign Exchange	$183

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017 (Continued)

Realized and unrealized gain
Portfolio	Derivative	Location of gain (loss) on derivatives	Risk Type	(loss) on derivatives
James Alpha Macro
Swaps Contracts
Net change in unrealized depreciation on swaps
Equity	$(45,907)
Forward Contracts
Net realized gain on forward contracts
Foreign Exchange	$(41,114)
Net change in unrealized depreciation on forward contracts
Foreign Exchange	$(7,861)
James Alpha Global Real Estate
Forward Contracts
Net realized loss from foreign currency transactions
Foreign Exchange	$(197,779)
Net change in unrealized appreciation on foreign currency transactions
Foreign Exchange	$53,392
James Alpha Multi Strategy Alternative Income
Options
Net realized gain on options written
Equity	$5,680
Net change in unrealized depreciation on options written
Equity	$98
Forward Contracts
Net realized gain from foreign currency transactions
Foreign Exchange	$5,690
Net change in unrealized depreciation on foreign currency transactions
Foreign Exchange	$422
James Alpha Managed Risk Domestic Equity
Options
Net realized loss on options purchased
Equity	$(1,145,310)
Net realized gain on options written
Equity	493,652
Totals	$(651,658)
Net change in unrealized appreciation on options purchased
Equity	18,928
Net change in unrealized depreciation on options written
Equity	(23,240)
Totals	$(4,312)
Swaps
Net realized gain on swaps
Equity	$248,935
Net change in unrealized appreciation on swaps
Equity	$2,769
James Alpha Managed Risk Emerging Markets Equity
Options
Net realized loss on options purchased
Equity	$(2,235,011)
Net realized gain on options written
Equity	680,777
Totals	$(1,554,234)
Net change in unrealized depreciation on options purchased
Equity	(228,898)
Net change in unrealized appreciation on options written
Equity	(16,499)
Totals	$(245,397)
Swaps
Net realized gain on swaps
Equity	$571,486
Net change in unrealized appreciation on swaps
Equity	$76,584

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017 (Continued)

				Realized and unrealized gain
Portfolio	Derivative	Location of gain (loss) on derivatives	Risk Type	(loss) on derivatives
James Alpha Hedged High Income
	Futures
			Net realized gain from futures contracts
			Interest Rate	$26,511
			Net change in unrealized depreciation on futures contracts
			Interest Rate	$(4,679)

	Swaps
			Net realized loss from swaps
			Interest Rate	$(67,212)
			Net change in unrealized depreciation on swaps
			Interest Rate	$(2,745)

	Forward Contracts
			Net realized gain from forward contracts
			Foreign Exchange	$(69,637)
			Net change in unrealized appreciation on forward contracts
			Foreign Exchange	$(8,836)

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

The following table presents the Portfolios’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of August 31, 2017.

		Gross Amounts not offset in the
		(Consolidated) Statements of Assets and
		Liabilities
	Gross Amounts
	Recognized in			Cash
	(Consolidated) Statements	Financial		Collateral	Net Amount
	of Assets and Liabilities	Instruments Pledged		Pledged	of Assets
Large Capitalization Value
Description of Liability
Securities Loaned	$1,217,603	$1,217,603		$—	$—
Large Capitalization Growth
Description of Liability
Securities Loaned	$1,184,200	$1,184,200		$—	$—
Mid Capitalization
Description of Liability
Securities Loaned	$549,171	$549,171		$—	$—

Small Capitalization
Description of Liability
Securities Loaned	$599,647	$599,647		$—	$—
Health & Biotechnology
Description of Liability
Securities Loaned	$827,716	$827,716		$—	$—
Technology & Communications
Description of Liability
Securities Loaned	$1,363,874	$1,363,874		$—	$—
Investment Quality Bond
Description of Liability
Securities Loaned	$26,177	$26,177		$—	$—
James Alpha Macro
Description of Liability
Total Return Swaps	$(45,907)	$—		$(45,907)	$—
James Alpha Multi Strategy Alternative Income
Description of Liability
Securities Sold Short	$2,937,456	$2,937,456	(1)	$—	$—
Options Written	$245	$245	(1)	$—	$—

James Alpha Managed Risk Domestic Equity
Description of Asset
Total Return Swaps	$2,769	$2,769		$—	$—
Description of Liability
Options Written	$57,980	$57,980	(1)	$—	$—

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017 (Continued)

		Gross Amounts not offset in the
		(Consolidated) Statements of Assets and
		Liabilities
	Gross Amounts
	Recognized in			Cash
	(Consolidated) Statements	Financial		Collateral	Net Amount
	of Assets and Liabilities	Instruments Pledged		Pledged	of Assets

James Alpha Managed Risk Emerging Markets Equity
Description of Asset
Total Return Swaps	$76,584	$76,584		$—	$—
Description of Liability
Options Written	$246,900	$246,900	(1)	$—	$—
James Alpha Hedged High Income
Description of Liability
Credit Default Swaps	$(18,472)	$(18,472)		$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

4.	SECURITIES LENDING

Under an agreement with the BNY Mellon Corp. (“BNY Mellon”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees to earn additional income. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers, is remitted to BNY Mellon as lending agent, and the remainder is paid to the Portfolios. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios have the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Portfolios could experience delays or losses on recovery. Additionally, the Portfolios are subject to the risk of loss from investments made with the cash received as collateral. The Portfolios manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

At August 31, 2017, the following portfolios loaned securities and received U.S. Government securities and cash collateral for the loan. This cash was invested in repurchase agreements as shown in the Schedules of Investments. The aggregate market value of the collateral shown below includes non-cash U.S Treasury securities.

	Market Value of	Market Value	Value of
Portfolio	Loaned Securities	of Collateral	Non-cash Collateral
Large Capitalization Value	$1,548,433	$1,586,585	$369,806
Large Capitalization Growth	1,449,766	1,481,370	298,450
Mid Capitalization	840,070	857,943	309,109
Small Capitalization	1,247,208	1,274,843	675,670
Health & Biotechnology	806,523	827,021	—
Technology & Communications	2,966,676	3,028,147	1,665,215
Investment Quality Bond	25,432	26,000	—

At August 31, 2017, the percentage of total investment income the Portfolios received from the investment of cash collateral retained by the lending agent, BNY Mellon, was as follows:

Percentage of Total
Portfolio	Investment Income
Large Capitalization Value	1.31%
Large Capitalization Growth	2.72%
Mid Capitalization	1.22%
Small Capitalization	4.28%
Health & Biotechnology	0.83%
Technology & Communications	1.18%
Investment Quality Bond	0.44%

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017 (Continued)

5.	AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $0.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares		Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2017	August 31, 2016	August 31, 2017	August 31, 2016	August 31, 2017	August 31, 2016
Large Capitalization Value
Issued	76,379	145,595	6,259	1,294	2,602	21,292
Redeemed	(236,560)	(345,814)	(4,645)	(4,421)	(38,900)	(17,682)
Reinvested from Dividends	—	21,826	—	152	—	1,667
Net Increase (Decrease) in Shares	(160,181)	(178,393)	1,614	(2,975)	(36,298)	5,277
Large Capitalization Growth
Issued	126,239	431,957	15,466	31,365	257,708	62,934
Redeemed	(454,668)	(617,083)	(47,568)	(27,180)	(119,915)	(42,868)
Reinvested from Dividends	226,370	121,324	16,766	7,709	126,020	21,409
Net Increase (Decrease) in Shares	(102,059)	(63,802)	(15,336)	11,894	263,813	41,475
Mid Capitalization
Issued	78,812	192,480	6,812	11,091	9,698	77,579
Redeemed	(255,955)	(359,909)	(25,890)	(82,895)	(32,157)	(55,008)
Reinvested from Dividends	60,840	45,984	14,846	12,318	8,977	5,657
Net Increase (Decrease) in Shares	(116,303)	(121,445)	(4,232)	(59,486)	(13,482)	28,228
Small Capitalization
Issued	105,625	134,967	9,475	542	5,063	86,598
Redeemed	(307,865)	(479,099)	(3,868)	(945)	(117,657)	(39,435)
Reinvested from Dividends	—	553,845	—	744	—	70,084
Net Increase (Decrease) in Shares	(202,240)	209,713	5,607	341	(112,594)	117,247
International Equity
Issued	28,282	83,221	3,434	302	2,100	18,063
Redeemed	(137,272)	(226,651)	(3,388)	(4,391)	(23,946)	(9,518)
Reinvested from Dividends	2,973	966	— **	1	—	—
Net Increase (Decrease) in Shares	(106,017)	(142,464)	46	(4,088)	(21,846)	8,545
Health & Biotechnology
Issued	19,981	68,955	14,609	12,095	19,597	18,358
Redeemed	(123,847)	(89,068)	(58,444)	(77,592)	(24,513)	(11,216)
Reinvested from Dividends	40,511	35,758	29,016	26,242	13,520	10,323
Net Increase (Decrease) in Shares	(63,355)	15,645	(14,819)	(39,255)	8,604	17,465
Technology & Communications
Issued	287,618	147,727	61,905	34,452	113,627	37,651
Redeemed	(238,608)	(275,736)	(215,286)	(168,103)	(114,414)	(75,957)
Reinvested from Dividends	87,934	115,841	77,557	109,005	52,401	66,693
Net Increase (Decrease) in Shares	136,944	(12,168)	(75,824)	(24,646)	51,614	28,387
Energy & Basic Materials
Issued	10,878	35,610	2,038	6,061	446	5,402
Redeemed	(53,431)	(48,674)	(8,191)	(9,910)	(8,046)	(3,815)
Reinvested from Dividends	—	—	—	—	—	—
Net Increase (Decrease) in Shares	(42,553)	(13,064)	(6,153)	(3,849)	(7,600)	1,587
Financial Services
Issued	46,845	18,920	1,741	2,441	187	6,046
Redeemed	(54,131)	(51,864)	(3,505)	(3,314)	(9,470)	(3,567)
Reinvested from Dividends	—	—	—	—	—	—
Net Increase (Decrease) in Shares	(7,286)	(32,944)	(1,764)	(873)	(9,283)	2,479
Investment Quality Bond
Issued	93,034	234,869	5,079	570	4,347	6,320
Redeemed	(236,723)	(391,060)	(2,899)	(501)	(8,638)	(4,117)
Reinvested from Dividends	8,543	15,083	96	104	284	516
Net Increase (Decrease) in Shares	(135,146)	(141,108)	2,276	173	(4,007)	2,719
Municipal Bond
Issued	13,121	47,160	—	—	856	3,816
Redeemed	(19,883)	(67,419)	(963)	—	(1,699)	(10,486)
Reinvested from Dividends	3,357	1,582	— **	—	1,071	362
Net Increase (Decrease) in Shares	(3,405)	(18,677)	(963)	—	228	(6,308)
U.S. Government Money Market
Issued	4,118,933	10,273,854	314,104	192,650	113,402	621,261
Redeemed	(7,247,642)	(10,366,045)	(250,056)	(227,176)	(140,688)	(1,674,718)
Reinvested from Dividends	1,093	1,289	25	59	57	99
Net Increase (Decrease) in Shares	(3,127,616)	(90,902)	64,073	(34,467)	(27,229)	(1,053,358)

**	Amount represents less than 0.5 shares.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017 (Continued)

	Class I Shares		Class A Shares		Class C Shares		Class S Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	August 31, 2017	August 31, 2016	August 31, 2017	August 31, 2016	August 31, 2017	August 31, 2016	August 31, 2017
James Alpha Macro
Issued	108,042	657,769	10,343	52,709	16,553	48,614	11,937
Redeemed	(425,903)	(726,324)	(34,877)	(144,816)	(103,572)	(75,001)	—
Reinvested from Dividends	—	33,220	—	1,022	—	2,310	—
Net Decrease in Shares	(317,861)	(35,335)	(24,534)	(91,085)	(87,019)	(24,077)	11,937

James Alpha Global Real Estate Investments
Issued	7,154,146	7,245,616	1,685,737	1,804,520	747,535	941,678	14,859
Redeemed	(5,984,543)	(4,594,372)	(2,479,469)	(1,655,012)	(1,145,043)	(1,189,506)	(225)
Reinvested from Dividends	939,091	745,341	405,242	388,780	283,551	284,537	—
Net Increase (Decrease) in Shares	2,108,694	3,396,585	(388,490)	538,288	(113,957)	36,709	14,634

James Alpha Multi Strategy Alternative Income
Issued	4,473	35,549	2,374	10,712	9,462	33,146	10,020
Redeemed	(199,651)	(22,436)	(2,951)	(2,200)	(13,065)	(13,881)	—
Reinvested from Dividends	63,706	26,877	485	78	1,177	325	—
Net Increase (Decrease) in Shares	(131,472)	39,990	(92)	8,590	(2,426)	19,590	10,020

James Alpha Managed Risk Domestic Equity
Issued	55,342	320,954	12,408	75,938	5,551	43,414	36,317
Redeemed	(152,168)	(123,612)	(61,868)	(945)	(17,741)	(1,131)	(747)
Reinvested from Dividends	390	1,522	—	65	—	3	—
Net Increase (Decrease) in Shares	(96,436)	198,864	(49,460)	75,058	(12,190)	42,286	35,570

James Alpha Managed Risk Emerging Markets Equity
Issued	283,117	545,582	396	17,219	2,729	12,008	4,485
Redeemed	(284,862)	(130,438)	(14)	(9,029)	(1,605)	—	—
Reinvested from Dividends	699	2,077	—	153	—	9	—
Net Increase in Shares	(1,046)	417,221	382	8,343	1,124	12,017	4,485

	Class I Shares			Class A Shares
	Year Ended	Period Ended*	Year Ended	Year Ended	Period Ended*	Year Ended
	August 31, 2017	August 31, 2016	October 31, 2015	August 31, 2017	August 31, 2016	October 31, 2015
James Alpha Hedged High Income
Issued	630,985	142,037	703,861	72,309	18,639	64,145
Redeemed	(375,121)	(796,936)	(697,239)	(73,027)	(228,068)	(170,579)
Reinvested from Dividends	65,643	66,629	119,016	4,751	6,476	18,525
Net Increase (Decrease) in Shares	321,507	(588,270)	125,638	4,033	(202,953)	(87,909)

	Class C Shares			Class S Shares
	Year Ended	Period Ended*	Year Ended	Period Ended
	August 31, 2017	August 31, 2016	October 31, 2015	August 31, 2017
James Alpha Hedged High Income
Issued	23,101	619	—	66,394
Redeemed	(11,009)	(17,953)	(88,926)	(853)
Reinvested from Dividends	351	2,113	6,413	—
Net Increase (Decrease) in Shares	12,443	(15,221)	(82,513)	65,541

*	James Alpha Hedged High Income Portfolio converted its fiscal year end from October 31 to August 31; the Portfolio commenced operations on January 1, 2014.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017 (Continued)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the period ended August 31, 2017 (for the period ended December 31, 2016 for the James Alpha Global Real Estate Investments Portfolio) was as follows:

For fiscal year ended	Ordinary	Exempt	Long-Term	Return of
8/31/2017	Income	Income	Capital Gains	Capital	Total
Saratoga Large Capitalization Value Portfolio	$—	$—	$—	$—	$—
Saratoga Large Capitalization Growth Portfolio	641,193	—	7,264,633	—	7,905,826
Saratoga Mid Capitalization Portfolio	—	—	1,051,550	—	1,051,550
Saratoga Small Capitalization Portfolio	—	—	—	—	—
Saratoga International Equity Portfolio	29,062	—	—	—	29,062
Saratoga Health & Biotechnology Portfolio	—	—	2,226,747	—	2,226,747
Saratoga Technology & Communications Portfolio	245,638	—	3,520,835	—	3,766,473
Saratoga Energy & Basic Materials Portfolio	—	—	—	—	—
Saratoga Financial Services Portfolio	—	—	—	—	—
Saratoga Investment Quality Bond Portfolio	61,190	—	30,412	—	91,602
Saratoga Municipal Bond Portfolio	21,164	4,579	15,293	—	41,036
Saratoga U.S. Government Money Market Portfolio	1,160	—	—	—	1,160
James Alpha Macro Portfolio	—	—	—	—	—
James Alpha Global Real Estate Investments	34,677,182	—	4,280,554	—	38,957,736
James Alpha Multi Strategy Alternative Income Portfolio	328,190	—	—	260,191	588,381
James Alpha Managed Risk Domestic Equity Portfolio	5,385	—	—	—	5,385
James Alpha Managed Risk Emerging Markets Equity Portfolio	13,861	—	—	—	13,861
James Alpha Hedged High Income Portfolio	726,558	—	—	—	726,558

The tax character of dividends paid during the period ended August 31, 2016 (for the period ended December 31, 2015 for the James Alpha Global Real Estate Investments Portfolio) was as follows:

For fiscal year ended	Ordinary	Exempt	Long-Term	Return of
8/31/2016	Income	Income	Capital Gains	Capital	Total
Saratoga Large Capitalization Value Portfolio	$—	$—	$505,749	$—	$505,749
Saratoga Large Capitalization Growth Portfolio	—	—	4,241,919	—	4,241,919
Saratoga Mid Capitalization Portfolio	—	—	807,486	—	807,486
Saratoga Small Capitalization Portfolio	—	—	3,424,648	—	3,424,648
Saratoga International Equity Portfolio	9,339	—	—	—	9,339
Saratoga Health & Biotechnology Portfolio	—	—	2,217,821	—	2,217,821
Saratoga Technology & Communications Portfolio	—	—	4,654,795	—	4,654,795
Saratoga Energy & Basic Materials Portfolio	—	—	—	—	—
Saratoga Financial Services Portfolio	—	—	—	—	—
Saratoga Investment Quality Bond Portfolio	76,879	—	85,482	—	162,361
Saratoga Municipal Bond Portfolio	18	3,509	17,158	—	20,685
Saratoga U.S. Government Money Market Portfolio	1,455	—	—	—	1,455
James Alpha Macro Portfolio	373,652	—	—	—	373,652
James Alpha Global Real Estate Investments	38,098,475	—	151,130	—	38,249,605
James Alpha Multi Strategy Alternative Income Portfolio	130,357	—	15,199	91,359	236,915
James Alpha Managed Risk Domestic Equity Portfolio	21,985	—	—	—	21,985
James Alpha Managed Risk Emerging Markets Equity Portfolio	76,127	—	—	—	76,127
James Alpha Hedged High Income Portfolio	668,213	—	—	—	668,213

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017 (Continued)

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and short-term capital gains, reclassification of Fund distributions, foreign currency exchange gains (losses), return of capital on corporations, paydowns, grantor trusts, real estate investment trusts, partnerships, swap gains (losses) and adjustments for passive foreign investment companies, resulted in reclassification for the tax year ended August 31, 2017 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2016 reclassifications for permanent book and tax differences have been adjusted for August 31, 2017 activity) as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Saratoga Large Capitalization Value Portfolio	$(1)	$(4,057)	$4,058
Saratoga Large Capitalization Growth Portfolio	(999,845)	38,285	961,560
Saratoga Mid Capitalization Portfolio	(7,030)	5,945	1,085
Saratoga Small Capitalization Portfolio	(72,930)	72,930	—
Saratoga International Equity Portfolio	—	7,762	(7,762)
Saratoga Health & Biotechnology Portfolio	(84,964)	107,850	(22,886)
Saratoga Technology & Communications Portfolio	—	352,646	(352,646)
Saratoga Energy & Basic Materials Portfolio	(7,384)	7,405	(21)
Saratoga Financial Services Portfolio	(191,585)	19,601	171,984
Saratoga Investment Quality Bond Portfolio	—	—	—
Saratoga Municipal Bond Portfolio	—	(10)	10
Saratoga U.S. Government Money Market Portfolio	—	—	—
James Alpha Macro Portfolio	(57,029)	(497)	57,526
James Alpha Global Real Estate Investments	—	2,029,773	(2,029,773)
James Alpha Multi Strategy Alternative Income Portfolio	—	92,330	(92,330)
James Alpha Managed Risk Domestic Equity Portfolio	(193)	249,128	(248,935)
James Alpha Managed Risk Emerging Markets Equity Portfolio	—	571,486	(571,486)
James Alpha Hedged High Income Portfolio	(67,053)	(59,190)	126,243

Net assets were unaffected by the above reclassifications.

As of each of the Portfolio’s tax year-ended August 31, 2017 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2016 components of distributable earnings have been adjusted for August 31, 2017 activity), the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Saratoga Large Capitalization Value Portfolio	$422,407	$84,640	$—	$—	$—	$707,175	$1,214,222
Saratoga Large Capitalization Growth Portfolio	—	—	(65,459)	—	—	6,283,615	6,218,156
Saratoga Mid Capitalization Portfolio	—	730,394	—	—	—	2,432,426	3,162,820
Saratoga Small Capitalization Portfolio	—	—	(40,477)	(118,027)	—	870,009	711,505
Saratoga International Equity Portfolio	1,357	—	(10,113)	(3,032,413)	—	326,428	(2,714,741)
Saratoga Health & Biotechnology Portfolio	—	2,827,820	(69,948)	—		5,547,530	8,305,402
Saratoga Technology & Communications Portfolio	104,762	3,889,240	—	—	—	20,100,582	24,094,584
Saratoga Energy & Basic Materials Portfolio	—	—	(2,478)	(1,285,966)	—	187,751	(1,100,693)
Saratoga Financial Services Portfolio	—	—	(16,795)	(620,923)	—	586,651	(51,067)
Saratoga Investment Quality Bond Portfolio	17,033	45,434	—	—	(143)	86,724	149,048
Saratoga Municipal Bond Portfolio	311	—	(7,040)	(91)	(282)	11,437	4,335
Saratoga U.S. Government Money Market Portfolio	876	—	—	—	(89)	—	787
James Alpha Macro Portfolio	—	—	(141,406)	(1,234,169)	(886,198)	(204,780)	(2,466,553)
James Alpha Global Real Estate Investments	11,130,662	—	—	—	—	(59,118,389)	(47,987,727)
James Alpha Multi Strategy Alternative Income Portfolio	—	—	(182,794)	—	(4,086)	(1,241,885)	(1,428,765)
James Alpha Managed Risk Domestic Equity Portfolio	187,467	—	—	(171,809)	—	373,334	388,992
James Alpha Managed Risk Emerging Markets Equity Portfolio	505,028	—	(561,382)	(85,542)	—	1,109,148	967,252
James Alpha Hedged High Income Portfolio	—	—	—	(1,538,576)	—	(407,845)	(1,946,421)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax treatment of non-deductible expenses, the tax deferral of losses on wash sales and straddles, adjustments for a wholly owned subsidiary, mark-to-market on open forward foreign currency contracts, futures and swap contracts, passive foreign investment companies and adjustments for partnerships, real estate investment trusts, C Corporations and defaulted bond adjustments. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles and adjustments for constructive sales of securities held short.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017 (Continued)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such late year losses as follows:

Late Year
Losses
Saratoga Large Capitalization Value Portfolio	$—
Saratoga Large Capitalization Growth Portfolio	65,459
Saratoga Mid Capitalization Portfolio	—
Saratoga Small Capitalization Portfolio	40,438
Saratoga International Equity Portfolio	—
Saratoga Health & Biotechnology Portfolio	69,948
Saratoga Technology & Communications Portfolio	—
Saratoga Energy & Basic Materials Portfolio	2,478
Saratoga Financial Services Portfolio	16,795
Saratoga Investment Quality Bond Portfolio	—
Saratoga Municipal Bond Portfolio	—
Saratoga U.S. Government Money Market Portfolio	—
James Alpha Macro Portfolio	89,715
James Alpha Global Real Estate Investments	—
James Alpha Multi Strategy Alternative Income Portfolio	182,794
James Alpha Managed Risk Domestic Equity Portfolio	—
James Alpha Managed Risk Emerging Markets Equity Portfolio	—
James Alpha Hedged High Income Portfolio	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such capital losses as follows:

Post October
Losses
Saratoga Large Capitalization Value Portfolio	$—
Saratoga Large Capitalization Growth Portfolio	—
Saratoga Mid Capitalization Portfolio	—
Saratoga Small Capitalization Portfolio	—
Saratoga International Equity Portfolio	10,113
Saratoga Health & Biotechnology Portfolio	—
Saratoga Technology & Communications Portfolio	—
Saratoga Energy & Basic Materials Portfolio	—
Saratoga Financial Services Portfolio	—
Saratoga Investment Quality Bond Portfolio	—
Saratoga Municipal Bond Portfolio	7,040
Saratoga U.S. Government Money Market Portfolio	—
James Alpha Macro Portfolio	51,691
James Alpha Global Real Estate Investments	—
James Alpha Multi Strategy Alternative Income Portfolio	—
James Alpha Managed Risk Domestic Equity Portfolio	—
James Alpha Managed Risk Emerging Markets Equity Portfolio	561,381
James Alpha Hedged High Income Portfolio	—

7.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

The performance of the James Alpha Managed Risk Domestic Equity Portfolio may be directly affected by the performance of the SPDR S&P 500 ETF Trust. The Trust seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. The financial statements of the SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2017, the percentage of net assets invested in the SPDR S&P 500 ETF Trust was 96.3%.

The performance of the James Alpha Managed Risk Emerging Markets Equity Portfolio may be directly affected by the performance of the iShares MSCI Emerging Markets ETF. The iShares MSCI Emerging Markets ETF seeks to track the investment results of an index composed of large and mid-capitalization emerging market equities. The financial statements of the iShares MSCI Emerging Markets ETF, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2017, the percentage of net assets invested in the iShares MSCI Emerging Markets ETF was 91.2%.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2017 (Continued)

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act.

As of August 31, 2017, Denis Nayden owns 91.92% of the James Alpha Multi Strategy Alternative Income Portfolio.

As of August 31, 2017, Charles Schwab (comprised of multiple investors and accounts) owns 33.80% of the James Alpha Hedged High Income Portfolio.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure to the financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Large Cap Value Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$20.85	$21.70	$22.66	$16.71	$13.48
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.07	0.10	0.09	0.01	0.07
Net realized and unrealized gain (loss)	2.85	(0.50)	(1.05)	5.99	3.19
Total from investment operations	2.92	(0.40)	(0.96)	6.00	3.26
Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.05)	(0.03)
Distributions from realized gains	—	(0.45)	—	—	—
Total dividends and distributions	—	(0.45)	—	(0.05)	(0.03)
Redemption Fees	—	— **	— **	— **	—
Net Asset Value, End of Year	$23.77	$20.85	$21.70	$22.66	$16.71
Total Return*	14.00%	(1.77)%	(4.24)%	35.98%	24.18%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$17,247	$18,469	$23,087	$28,099	$19,775
Ratio of gross operating expenses to average net assets (2)	1.24%	1.24%	1.16%	1.21%	1.34%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.30%	0.48%	0.41%	0.05%	0.45%
Portfolio Turnover Rate	65%	79%	101%	104%	73%

	Large Cap Growth Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$26.87	$27.21	$26.55	$22.08	$18.33
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.01)	0.26	0.07	0.07	0.07
Net realized and unrealized gain (loss)	3.76	2.12	1.94	5.24	3.95
Total from investment operations	3.75	2.38	2.01	5.31	4.02
Dividends and Distributions:
Dividends from net investment income	(0.25)	—	(0.01)	(0.06)	—
Distributions from realized gains	(4.89)	(2.72)	(1.34)	(0.78)	(0.27)
Total dividends and distributions	(5.14)	(2.72)	(1.35)	(0.84)	(0.27)
Redemption Fees	—	— **	— **	— **	— **
Net Asset Value, End of Year	$25.48	$26.87	$27.21	$26.55	$22.08
Total Return*	17.04%	8.92%	7.61%	24.38%	22.17%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$26,906	$31,109	$33,247	$28,759	$22,386
Ratio of gross operating expenses to average net assets (3)	1.22%	1.21%	1.16%	1.21%	1.34%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.04)%	0.96%	0.26%	0.26%	0.35%
Portfolio Turnover Rate	97%	160%	27%	14%	21%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Value Portfolio:

1.24%	1.24%	1.16%	1.12%	1.25%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Growth Portfolio:

1.22%	1.21%	1.16%	1.21%	1.34%

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Mid Capitalization Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$12.96	$14.00	$15.48	$13.64	$10.45
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.05	(0.01)	(0.02)	(0.08)	—
Net realized and unrealized gain (loss)	0.76	(0.45)	0.65	3.41	3.19
Total from investment operations	0.81	(0.46)	0.63	3.33	3.19
Dividends and Distributions:
Distributions from realized gains	(0.90)	(0.58)	(2.11)	(1.49)	—
Total dividends and distributions	(0.90)	(0.58)	(2.11)	(1.49)	—
Redemption Fees	— **	— **	— **	—	—
Net Asset Value, End of Year	$12.87	$12.96	$14.00	$15.48	$13.64
Total Return*	6.55%	(3.10)%	4.51%	25.76%	30.53%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$10,306	$11,889	$14,541	$14,778	$11,601
Ratio of gross operating expenses to average net assets (2)	1.61%	1.60%	1.40%	1.47%	1.63%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.40%	(0.10)%	(0.12)%	(0.54)%	(0.03)%
Portfolio Turnover Rate	43%	54%	38%	57%	57%

	Small Cap Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$5.70	$8.94	$10.09	$9.97	$8.30
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.05)	(0.03)	(0.03)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	1.01	0.06	(0.82)	1.65	1.68
Total from investment operations	0.96	0.03	(0.85)	1.62	1.67
Dividends and Distributions:
Distributions from realized gains	—	(3.27)	(0.30)	(1.50)	—
Total dividends and distributions	—	(3.27)	(0.30)	(1.50)	—
Redemption Fees	—	—	— **	—	—
Net Asset Value, End of Year	$6.66	$5.70	$8.94	$10.09	$9.97
Total Return*	16.84%	1.72%	(8.65)%	17.09%	20.12%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$6,963	$7,119	$9,289	$12,667	$11,003
Ratio of gross operating expenses to average net assets (3)	1.88%	1.75%	1.31%	1.35%	1.59%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.81)%	(0.48)%	(0.30)%	(0.26)%	(0.16)%
Portfolio Turnover Rate	127%	112%	117%	32%	50%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Mid Capitalization Portfolio:

1.61%	1.60%	1.40%	1.47%	1.63%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Small Cap Portfolio:

1.88%	1.75%	1.31%	1.35%	1.59%

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	International Equity Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Year	$9.38	$9.58	$11.40		$10.44	$9.12
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	—	0.05	—	**	0.03	0.04
Net realized and unrealized gain (loss)	1.19	(0.24)	(1.77)		1.18	1.41
Total from investment operations	1.19	(0.19)	(1.77)		1.21	1.45
Dividends and Distributions:
Dividends from net investment income	(0.06)	(0.01)	(0.05)		(0.25)	(0.13)
Total dividends and distributions	(0.06)	(0.01)	(0.05)		(0.25)	(0.13)
Redemption Fees	—	— **	—	**	—	— **
Net Asset Value, End of Year	$10.51	$9.38	$9.58		$11.40	$10.44
Total Return*	12.76%	(1.94)%	(15.56)%		11.62%	15.93%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$4,570	$5,072	$6,545		$7,939	$6,659
Ratio of gross operating expenses to average net assets (2)	2.96%	2.73%	2.28	% (3)	2.31%	3.09%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.01%	0.58%	0.02%		0.28%	0.40%
Portfolio Turnover Rate	69%	125%	126%		125%	122%

	Health & Biotechnology Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Year	$31.47	$32.56	$31.66		$26.15	$20.85
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.09)	(0.05)	(0.01)		(0.04)	(0.03)
Net realized and unrealized gain (loss)	1.18	2.01	3.63		7.13	5.33
Total from investment operations	1.09	1.96	3.62		7.09	5.30
Dividends and Distributions:
Distributions from realized gains	(3.11)	(3.05)	(2.72)		(1.58)	—
Total dividends and distributions	(3.11)	(3.05)	(2.72)		(1.58)	—
Redemption Fees	—	—	—	**	— **	—
Net Asset Value, End of Year	$29.45	$31.47	$32.56		$31.66	$26.15
Total Return*	4.43%	6.48%	11.66%		27.98%	25.42%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$10,246	$12,943	$12,878		$12,155	$9,593
Ratio of gross operating expenses to average net assets (4)	1.93%	1.90%	1.81%		1.98%	2.21%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.29)%	(0.17)%	(0.04)%		(0.15)%	(0.13)%
Portfolio Turnover Rate	12%	19%	15%		14%	6%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the International Equity Portfolio:

2.90%	2.73%	2.44%	2.31%	2.90%

(3)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.28% for the year ending August 31, 2015.

(4)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:

1.93%	1.90%	1.81%	1.97%	2.20%

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Technology & Communications Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Year	$18.08	$17.16	$19.15		$16.35	$14.46
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.08)	0.03	(0.05)		(0.11)	(0.06)
Net realized and unrealized gain (loss)	4.17	2.79	0.59		3.79	2.05
Total from investment operations	4.09	2.82	0.54		3.68	1.99
Dividends and Distributions:
Distributions from realized gains	(1.50)	(1.90)	(2.53)		(0.88)	(0.10)
Total dividends and distributions	(1.50)	(1.90)	(2.53)		(0.88)	(0.10)
Redemption Fees	— **	—	—	**	— **	— **
Net Asset Value, End of Year	$20.67	$18.08	$17.16		$19.15	$16.35
Total Return*	23.97%	17.77%	2.69%		23.04%	13.83%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$25,550	$19,867	$19,073		$21,961	$24,510
Ratio of gross operating expenses to average net assets (2)	1.80%	1.84%	1.80%		1.87%	1.94%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.44)%	0.16%	(0.31)%		(0.63)%	(0.38)%
Portfolio Turnover Rate	16%	37%	31%		25%	33%

	Energy & Basic Materials Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Year	$11.46	$11.86	$18.48		$15.83	$13.71
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.02)	(0.09)	(0.14)		(0.21)	(0.14)
Net realized and unrealized gain (loss)	0.71	(0.31)	(6.48)		2.86	2.26
Total from investment operations	0.69	(0.40)	(6.62)		2.65	2.12
Redemption Fees	—	—	—		— **	—
Net Asset Value, End of Year	$12.15	$11.46	$11.86		$18.48	$15.83
Total Return*	6.02%	(3.37)%	(35.82)%		16.74%	15.46%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,452	$1,857	$2,078		$3,470	$2,790
Ratio of gross operating expenses to average net assets (3)	3.46%	3.56%	2.86	% (4)	2.64%	3.03%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.18)%	(0.81)%	(0.94)%		(1.17)%	(0.93)%
Portfolio Turnover Rate	54%	134%	129%		114%	30%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Technology & Communications Portfolio:

1.80%	1.84%	1.80%	1.86%	1.92%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:

3.00%	3.00%	2.90%	2.63%	3.00%

(4)	During the years ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture were 2.86% for the year ending August 31, 2015, for the Energy & Basic Materials Portfolio.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Financial Services Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2017		2016	2015	2014	2013
Net Asset Value, Beginning of Year	$8.89		$8.63	$8.92	$7.65	$6.17
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.11)		(0.07)	(0.11)	(0.10)	(0.06)
Gain from trade error	0.14		—	—	—	—
Net realized and unrealized gain (loss)	1.64		0.33	(0.18)	1.37	1.54
Total from investment operations	1.67		0.26	(0.29)	1.27	1.48
Redemption Fees	—		— **	—	—	—
Net Asset Value, End of Year	$10.56		$8.89	$8.63	$8.92	$7.65
Total Return*	18.79	% +	3.01%	(3.25)%	16.60%	23.99%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,736		$1,525	$1,765	$1,677	$1,397
Ratio of gross operating expenses to average net assets (2)	3.51%		3.74%	3.60%	3.89%	5.70%
Ratio of net investment income (loss) after expense
reimbursement/recoupment to average net assets	(1.15)%		(0.89)%	(1.21)%	(1.15)%	(0.89)%
Portfolio Turnover Rate	55%		73%	20%	18%	19%

	Investment Quality Bond Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2017		2016	2015	2014	2013
Net Asset Value, Beginning of Year	$9.69		$9.64	$9.82	$9.79	$10.22
Income (Loss) from Investment Operations:
Net investment income (1)	0.09		0.09	0.09	0.10	0.13
Net realized and unrealized gain (loss)	(0.09)		0.14	(0.11)	0.10	(0.29)
Total from investment operations	0.00		0.23	(0.02)	0.20	(0.16)
Dividends and Distributions:
Dividends from net investment income	(0.08)		(0.09)	(0.09)	(0.10)	(0.13)
Distributions from realized gains	(0.04)		(0.09)	(0.07)	(0.07)	(0.14)
Total dividends and distributions	(0.12)		(0.18)	(0.16)	(0.17)	(0.27)
Redemption Fees	—		—	—	—	—
Net Asset Value, End of Year	$9.57		$9.69	$9.64	$9.82	$9.79
Total Return*	0.00%		2.37%	(0.19)%	2.10%	(1.62)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$6,420		$7,812	$9,134	$8,309	$7,417
Ratio of gross operating expenses to average net assets (3)	1.46%		1.35%	1.31%	1.36%	1.48%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.91%		1.35%	0.92%	1.06%	1.25%
Portfolio Turnover Rate	15%		37%	68%	42%	24%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Financial Services Portfolio:

3.00%	3.00%	3.00%	3.00%	3.00%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:

1.35%	1.30%	1.31%	1.36%	1.48%

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

+	Includes a reimbursement from the Advisor for a trading error without this transaction the total return would have been 17.21%.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Municipal Bond Portfolio - Class I Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2017		2016		2015		2014		2013
Net Asset Value, Beginning of Year	$9.82		$9.67		$9.80		$9.80		$10.18
Income (Loss) from Investment Operations:
Net investment income (1)	0.05		0.03		0.06		0.08		0.09
Net realized and unrealized gain (loss)	(0.20)		0.29		(0.08)		0.23		(0.37)
Total from investment operations	(0.15)		0.32		(0.02)		0.31		(0.28)
Dividends and Distributions:
Dividends from net investment income	(0.05)		(0.03)		(0.06)		(0.08)		(0.10)
Distributions from realized gains	(0.38)		(0.14)		(0.05)		(0.23)		—
Total dividends and distributions	(0.43)		(0.17)		(0.11)		(0.31)		(0.10)
Redemption Fees	—		—		—		—		—
Net Asset Value, End of Year	$9.24		$9.82		$9.67		$9.80		$9.80
Total Return*	(1.35)%		3.39%		(0.21)%		3.21%		(2.82)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$660		$735		$904		$1,039		$1,096
Ratio of gross operating expenses to average net assets (2)	3.59%		2.91%		3.00%		2.67%		2.29%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.59%		0.33%		0.58%		0.81%		0.91%
Portfolio Turnover Rate	48%		142%		0%		21%		0%

	U.S. Government Money Market Portfolio - Class I Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2017		2016		2015		2014		2013
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.00	**	0.00	**	0.00	**	—	**
Net realized and unrealized gain (loss)	—		—		—		—		—
Total from investment operations	0.00	**	0.00	**	0.00	**	0.00	**	—	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—
Total dividends and distributions	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$9,645		$12,772		$12,863		$11,077		$10,496
Ratio of gross operating expenses to average net assets (3)	1.01%		0.93%		0.98%		0.93%		0.99%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.02%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Municipal Bond Portfolio:

1.27%	1.59%	1.90%	1.89%	1.89%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:

0.60%	0.22%	0.06%	0.05%	0.12%

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Macro Portfolio - Class I Shares (Consolidated) (1)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.34	$10.24	$9.85	$10.21	$10.45
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.03	(0.08)	(0.04)	(0.05)	0.08
Net realized and unrealized gain (loss)	(0.21)	(0.59)	0.43	(0.19)	(0.12)
Total from investment operations	(0.18)	(0.67)	0.39	(0.24)	(0.04)
Dividends and Distributions:
Dividends from net investment income	—	(0.23)	—	(0.07)	(0.14)
Distributions from realized gains	—	—	—	(0.05)	(0.06)
Total dividends and distributions	—	(0.23)	—	(0.12)	(0.20)
Redemption Fees	— **	— **	— **	— **	— **
Net Asset Value, End of Period	$9.16	$9.34	$10.24	$9.85	$10.21
Total Return*	(1.93)%	(6.71)%	3.96%	(2.37)%	(0.44)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$8,448	$11,581	$13,064	$14,381	$15,747
Ratio of gross operating expenses to average net assets	2.36%	1.87%	1.98%	1.97%	2.06%
Ratio of net operating expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.36%	(0.81)%	(0.42)%	(0.50)%	0.72%
Portfolio Turnover Rate	83%	241%	118%	260%	579%

	James Alpha Global Real Estate Investments Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.42	$19.10	$21.73	$20.65	$21.85
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.34	0.48	0.48	0.45	0.81
Net realized and unrealized gain (loss)	1.58	1.76	(1.05)	3.12	0.57 (4)
Total from investment operations	1.92	2.24	(0.57)	3.57	1.38
Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.73)	(0.43)	(1.11)	(1.22)
Distributions from realized gains	(1.55)	(1.19)	(1.63)	(1.38)	(1.36)
Total dividends and distributions	(1.88)	(1.92)	(2.06)	(2.49)	(2.58)
Redemption Fees	— **	— **	— **	— **	— **
Net Asset Value, End of Period	$19.46	$19.42	$19.10	$21.73	$20.65
Total Return*	10.82%	12.50%	(2.93)%	18.58%	6.00%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$314,904	$273,275	$203,901	$124,828	$26,362
Ratio of gross operating expenses to average net assets	1.68%	1.76%	1.73%	1.78%	1.87%
Ratio of net operating expenses to average net assets	1.43%	1.49%	1.49%	1.49%	1.80%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	1.79%	2.51%	2.32%	2.12%	3.51%
Portfolio Turnover Rate	141%	149%	194%	219%	208%

(1)	The James Alpha Macro Portfolio was formerly known as the James Alpha Global Enhanced Real Return Portfolio.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(3)	During the year ended August 31, 2012, Ascent Investment Advisors, LLC, recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.50% for the James Alpha Global Real Estate Investments Portfolio.

(4)	Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Statements of Operations for the year ended August 31, 2013, primarily due to the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Multi Strategy Alternative Income Portfolio - Class I Shares

			For the Period
			September 29,
	Year Ended	Year Ended	2014 (1) to
	August 31,	August 31,	August 31,
	2017	2016	2015
Net Asset Value, Beginning of Period	$9.09	$9.44	$10.00
Income from Investment Operations:
Net investment income (2)	—	0.06	0.01
Net realized and unrealized (loss)	0.16	(0.27)	(0.39)
Total from investment operations	0.16	(0.21)	(0.38)
Dividends and Distributions:
Dividends from net investment income	— **	(0.01)	—
Distributions from realized gains	(0.20)	(0.08)	(0.18)
Distributions from return of capital	(0.17)	(0.05)	—
Total dividends and distributions	(0.37)	(0.14)	(0.18)
Redemption Fees	—	—	—
Net Asset Value, End of Period	$8.88	$9.09	$9.44
Total Return *	1.75%	(2.10)%	(3.90)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$13,380	$14,886	$15,090
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (4)	3.78%	3.47%	3.46	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (5)	3.26%	2.96%	2.88	% (3)
Ratio of net investment income (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (10)	(0.02)%	0.70%	0.11	% (3)
Portfolio Turnover Rate	118%	124%	135	% (9)

	James Alpha Managed Risk Domestic Equity Portfolio - Class I Shares

			For the Period
			July 31,
	Year Ended	Year Ended	2015 (1) to
	August 31,	August 31,	August 31,
	2017	2016	2015
Net Asset Value, Beginning of Period	$9.98	$9.58	$10.00
Income from Investment Operations:
Net investment loss (2)	(0.04)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	0.47	0.45	(0.40)
Total from investment operations	0.43	0.44	(0.42)
Dividends and Distributions:
Dividends from net investment income	(0.01)	(0.04)	—
Total dividends and distributions	(0.01)	(0.04)	—
Redemption Fees	0.01	— **	—	**
Net Asset Value, End of Period	$10.41	$9.98	$9.58
Total Return *	4.42%	4.58%	(4.20	)% (8)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$4,705	$5,471	$3,349
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (6,10)	2.96%	2.35%	5.20	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (7,10)	2.21%	2.07%	2.01	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (10)	(0.37)%	(0.15)%	(2.01	)% (3)
Portfolio Turnover Rate	11%	7%	0	% (9)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:	3.02%	3.02%	3.08	% (3)

(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:	2.50%	2.50%	2.50	% (3)

(6)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:	2.74%	2.27%	5.18	% (3)

(7)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:	1.99%	1.99%	1.99	% (3)

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(9)	Not annualized

(10)	Does not include the expenses of exchange traded funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Managed Risk Emerging Markets Equity Portfolio - Class I Shares

			For the Period
			July 31,
	Year Ended	Year Ended	2015 (1) to
	August 31,	August 31,	August 31,
	2017	2016	2015
Net Asset Value, Beginning of Period	$9.53	$9.41	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	(0.09)	0.01	(0.02)
Net realized and unrealized gain (loss)	0.82	0.25	(0.57)
Total from investment operations	0.73	0.26	(0.59)
Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.08)	—
Distributions from realized gains	—	(0.06)	—
Total dividends and distributions	(0.02)	(0.14)	—
Redemption Fees	—	— **	—
Net Asset Value, End of Period	$10.24	$9.53	$9.41
Total Return *	7.65%	2.78%	(5.90)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$8,694	$8,103	$4,071
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (5,7)	2.50%	2.36%	6.98	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (6,7)	2.24%	2.13%	2.00	% (3)
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (7)	(0.96)%	0.03%	(2.00	)% (3)
Portfolio Turnover Rate	152%	15%	0	% (4)

	James Alpha Hedged High Income Portfolio - Class I Shares

						For the Period
			For the Fiscal			January 1,
	Year Ended		Period Ended		Year Ended	2014 (1) to
	August 31,		August 31,		October 31,	October 31,
	2017		2016		2015	2014
Net Asset Value, Beginning of Period	$9.10		$9.16		$9.85	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.47		0.36		0.57	0.38
Net realized and unrealized (loss)	0.32		(0.06)		(0.66)	(0.14)
Total from investment operations	0.79		0.30		(0.09)	0.24
Dividends and Distributions:
Dividends from net investment income	(0.43)		(0.36)		(0.56)	(0.39)
Distributions from realized gains	—		—		(0.04)	—
Total dividends and distributions	(0.43)		(0.36)		(0.60)	(0.39)
Redemption Fees	—		—		—	—
Net Asset Value, End of Period	$9.46		$9.10		$9.16	$9.85
Total Return*	8.86	% (8)	3.49%		(0.89)%	2.38%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$16,820		$13,261		$18,734	$18,915
Ratio of gross operating expenses to average net assets (5,7)	2.70%		3.38	% (3)	3.07%	3.39	% (3)
Ratio of net operating expenses to average net assets (6,7)	1.99%		1.99	% (3)	1.99%	1.99	% (3)
Ratio of net investment income after expenses reimbursement/recoupment to average net assets (7)	5.07%		4.95	% (3)	5.98%	4.59	% (3)
Portfolio Turnover Rate	106%		66	% (4)	91%	108	% (4)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:

2.25%	2.21%	6.97	% (3)

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:

1.99%	1.98%	1.99	% (3)

(7)	Does not include the expenses of exchange traded funds in which the Fund invests.

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Macro Portfolio - Class S Shares (Consolidated)

	For the Period
	August 17,
	2017 (1) to
	August 31,
	2017
Net Asset Value, Beginning of Period	$9.05
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	—
Net realized and unrealized gain (loss)	0.12
Total from investment operations	0.12
Dividends and Distributions:
Dividends from net investment income	—
Distributions from realized gains	—
Total dividends and distributions	—
Redemption Fees	—	**
Net Asset Value, End of Period	$9.17
Total Return*		1.33%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$109
Ratio of gross operating expenses to average net assets	2.36	% (3)
Ratio of net operating expenses to average net assets	1.25	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.36	% (3)
Portfolio Turnover Rate	83	% (4)

	James Alpha Global Real Estate Investments Portfolio - Class S Shares

	For the Period
	August 17,
	2017 (1) to
	August 31,
	2017
Net Asset Value, Beginning of Period	$19.30
Income (Loss) from Investment Operations:
Net investment income (loss) (2)		(0.36)
Net realized and unrealized gain (loss)	0.52
Total from investment operations	0.16
Dividends and Distributions:
Dividends from net investment income	—
Distributions from realized gains	—
Total dividends and distributions	—
Redemption Fees	—	**
Net Asset Value, End of Period	$19.46
Total Return*		0.83%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$285
Ratio of gross operating expenses to average net assets	1.68	% (3)
Ratio of net operating expenses to average net assets	1.19	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	1.79	% (3)
Portfolio Turnover Rate	141	% (4)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Multi Strategy Alternative Income Portfolio - Class S Shares

	For the Period
	August 17,
	2017 (1) to
	August 31,
	2017
Net Asset Value, Beginning of Period	$8.73
Income from Investment Operations:
Net investment income (2)		(0.01)
Net realized and unrealized (loss)	0.15
Total from investment operations	0.14
Dividends and Distributions:
Dividends from net investment income	—
Distributions from realized gains	—
Distributions from return of capital	—
Total dividends and distributions	—
Redemption Fees	—
Net Asset Value, End of Period	$8.87
Total Return *		1.60%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$89
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (4)	3.78	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (5)	3.26	% (3)
Ratio of net investment income (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (10)	(0.02	)% (3)
Portfolio Turnover Rate	118	% (9)

	James Alpha Managed Risk Domestic Equity Portfolio - Class S Shares

	For the Period
	August 17,
	2017 (1) to
	August 31,
	2017
Net Asset Value, Beginning of Period	$10.30
Income from Investment Operations:
Net investment loss (2)		(0.08)
Net realized and unrealized gain (loss)	0.16
Total from investment operations	0.08
Dividends and Distributions:
Dividends from net investment income	—
Distributions from realized gains	—
Total dividends and distributions	—
Redemption Fees	0.00	**
Net Asset Value, End of Period	$10.38
Total Return *		0.78%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$369
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (6,10)	2.96	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (7,10)	2.21	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (10)	(0.37	)% (3)
Portfolio Turnover Rate	11	% (9)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:	3.02	% (3)

(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:	2.50	% (3)

(6)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:	2.74	% (3)

(7)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:	1.99	% (3)

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(9)	Not annualized

(10)	Does not include the expenses of exchange traded funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Managed Risk Emerging Markets Equity Portfolio - Class S Shares

	For the Period
	August 17,
	2017 (1) to
	August 31,
	2017
Net Asset Value, Beginning of Period	$10.10
Income (Loss) from Investment Operations:
Net investment income (loss) (2)		(0.01)
Net realized and unrealized gain (loss)	0.13
Total from investment operations	0.12
Dividends and Distributions:
Dividends from net investment income	—
Distributions from realized gains	—
Total dividends and distributions	—
Redemption Fees	—	**
Net Asset Value, End of Period	$10.22
Total Return *		1.19%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$46
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (5,7)	2.50	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (6,7)	2.24	% (3)
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (7)	(0.96	)% (3)
Portfolio Turnover Rate	152	% (4)

	James Alpha Hedged High Income Portfolio - Class S Shares

	For the Period
	August 17,
	2017 (1) to
	August 31,
	2017
Net Asset Value, Beginning of Period	$9.48
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.01
Net realized and unrealized (loss)		(0.02)
Total from investment operations		(0.01)
Dividends and Distributions:
Dividends from net investment income	—
Distributions from realized gains	—
Total dividends and distributions	—
Redemption Fees	—	**
Net Asset Value, End of Period	$9.47
Total Return*		(0.11)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$621
Ratio of gross operating expenses to average net assets (5,7)	2.70	% (3)
Ratio of net operating expenses to average net assets (7)	1.99	% (3)
Ratio of net investment income after expenses reimbursement/recoupment to average net assets (7)	5.07	% (3)
Portfolio Turnover Rate	106	% (4)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:

2.25	% (3)

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:

1.99	% (3)

(7)	Does not include the expenses of exchange traded funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
The Saratoga Advantage Trust

We have audited the accompanying statements of assets and liabilities of Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid-Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, U.S. Government Money Market Portfolio, James Alpha Global Real Estate Investments Portfolio, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, and James Alpha Hedged High Income (each a series of the Saratoga Advantage Trust or the “Trust”), including the schedules of investments as of August 31, 2017, and the related statements of operations , the statements of changes in net assets and the financial highlights for the periods indicated thereon. We have audited the accompanying consolidated statements of assets and liabilities of the James Alpha Macro Portfolio, a series of Saratoga Advantage Trust (the “Trust”), including the consolidated schedules of investments as of August 31, 2017, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. With respect to the James Alpha Hedged High Income Portfolio (formerly known as ALPS/Westport Resources Hedged High Income Fund), the statement of changes in net assets for the year ended October 31, 2015 and the financial highlights for the period January 1, 2014 (commencement of operations) to October 31, 2014 and the year ended October 31, 2015 have been audited by other auditors, whose report dated December 21, 2015 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid-Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, U.S. Government Money Market Portfolio, James Alpha Global Real Estate Investments Portfolio, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity and James Alpha Hedged High Income Portfolio, as of August 31, 2017, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

To the Board of Trustees and Shareholders
The Saratoga Advantage Trust
Page Two

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of James Alpha Macro Portfolio, and the results of its consolidated operations, the consolidated changes in its net assets and their consolidated financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 30, 2017

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2017, through August 31, 2017.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value -3/1/2017	Value - 8/31/2017	3/1/2017 - 8/31/2017*	[Annualized]
Actual Expenses - Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,034.80	$5.91	1.15%
Large Capitalization Value – Class A	1,000.00	1,032.80	7.96	1.55%
Large Capitalization Value – Class C	1,000.00	1,030.00	11.15	2.18%
Large Capitalization Growth – Class I	1,000.00	1,049.80	5.78	1.12%
Large Capitalization Growth – Class A	1,000.00	1,102.90	8.12	1.53%
Large Capitalization Growth – Class C	1,000.00	1,099.70	11.18	2.11%
Mid Capitalization – Class I	1,000.00	999.20	6.21	1.23%
Mid Capitalization – Class A	1,000.00	996.60	8.10	1.61%
Mid Capitalization – Class C	1,000.00	993.00	11.30	2.25%
Small Capitalization – Class I	1,000.00	1,047.20	8.28	1.61%
Small Capitalization – Class A	1,000.00	1,045.70	10.45	2.03%
Small Capitalization – Class C	1,000.00	1,039.00	13.61	2.65%
International Equity – Class I	1,000.00	1,082.40	15.22	2.90%
International Equity – Class A	1,000.00	1,081.00	17.31	3.30%
International Equity – Class C	1,000.00	1,077.20	20.42	3.90%
Health & Biotechnology – Class I	1,000.00	1,012.00	9.39	1.85%
Health & Biotechnology – Class A	1,000.00	1,010.00	11.40	2.25%
Health & Biotechnology – Class C	1,000.00	1,006.90	14.40	2.85%
Technology & Communications – Class I	1,000.00	1,082.80	9.31	1.77%
Technology & Communications – Class A	1,000.00	1,080.30	11.40	2.17%
Technology & Communications – Class C	1,000.00	1,077.10	14.52	2.77%
Energy & Basic Materials – Class I	1,000.00	962.80	14.84	3.00%
Energy & Basic Materials – Class A	1,000.00	960.40	16.80	3.40%
Energy & Basic Materials – Class C	1,000.00	957.50	19.73	4.00%
Financial Services – Class I	1,000.00	1,006.70	15.17	3.00%
Financial Services – Class A	1,000.00	1,005.10	17.18	3.40%
Financial Services – Class C	1,000.00	1,001.10	20.17	4.00%
Investment Quality Bond – Class I	1,000.00	1,005.70	12.43	2.46%
Investment Quality Bond – Class A	1,000.00	1,003.70	8.95	1.77%
Investment Quality Bond – Class C	1,000.00	1,002.10	12.02	2.38%
Municipal Bond – Class I	1,000.00	1,020.60	9.68	1.90%
Municipal Bond – Class A	1,000.00	1,016.80	11.69	2.30%
Municipal Bond – Class C	1,000.00	1,019.30	14.76	2.90%
U.S. Government Money Market – Class I	1,000.00	1,000.10	4.31	0.85%
U.S. Government Money Market – Class A	1,000.00	1,000.10	6.32	1.25%
U.S. Government Money Market – Class C	1,000.00	1,000.10	9.34	1.85%

SUPPLEMENTAL INFORMATION (Unaudited) ( Continued)

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value -3/1/2017	Value - 8/31/2017	3/1/2017 - 8/31/2017*	[Annualized]
Actual Expenses - Table 2 (Continuted):
James Alpha Macro - Class A	1,000.00	995.70	7.55	1.50%
James Alpha Macro - Class C	1,000.00	991.00	11.29	2.25%
James Alpha Macro - Class I	1,000.00	996.70	6.29	1.25%
James Alpha Macro - Class S **	1,000.00	1,013.30	0.45	1.25%
James Alpha Global Real Estate Investments - Class A	1,000.00	1,060.40	10.33	1.99%
James Alpha Global Real Estate Investments - Class C	1,000.00	1,056.60	13.84	2.67%
James Alpha Global Real Estate Investments - Class I	1,000.00	1,063.10	7.75	1.49%
James Alpha Global Real Estate Investments - Class S **	1,000.00	1,008.30	0.43	1.19%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	976.40	13.70	2.75%
James Alpha Multi Strategy Alternative Income - Class C	1,000.00	973.10	17.41	3.50%
James Alpha Multi Strategy Alternative Income - Class I	1,000.00	978.30	12.47	2.50%
James Alpha Multi Strategy Alternative Income - Class S **	1,000.00	1,016.00	0.90	2.50%
James Alpha Managed Risk Domestic Equity - Class A	1,000.00	1,011.80	12.42	2.45%
James Alpha Managed Risk Domestic Equity - Class C	1,000.00	1,007.90	16.19	3.20%
James Alpha Managed Risk Domestic Equity - Class I	1,000.00	1,014.60	10.10	1.99%
James Alpha Managed Risk Domestic Equity - Class S **	1,000.00	1,007.80	0.71	1.99%
James Alpha Managed Risk Emerging Markets Equity - Class A	1,000.00	1,056.00	12.99	2.51%
James Alpha Managed Risk Emerging Markets Equity - Class C	1,000.00	1,052.30	16.84	3.26%
James Alpha Managed Risk Emerging Markets Equity - Class I	1,000.00	1,058.90	10.32	1.99%
James Alpha Managed Risk Emerging Markets Equity - Class S **	1,000.00	1,011.90	0.71	1.99%
James Alpha Hedged High Income - Class A	1,000.00	1,023.80	12.19	2.39%
James Alpha Hedged High Income - Class C	1,000.00	1,019.70	15.22	2.99%
James Alpha Hedged High Income - Class I	1,000.00	1,051.30	10.29	1.99%
James Alpha Hedged High Income - Class S **	1,000.00	998.90	0.71	1.99%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value -3/1/2017	Value - 8/31/2017	3/1/2017 - 8/31/2017*	[Annualized]
[5% Return Before Expenses] - Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,019.39	$5.87	1.15%
Large Capitalization Value – Class A	1,000.00	1,017.38	7.90	1.55%
Large Capitalization Value – Class C	1,000.00	1,014.22	11.07	2.18%
Large Capitalization Growth – Class I	1,000.00	1,019.56	5.70	1.12%
Large Capitalization Growth – Class A	1,000.00	1,017.48	7.79	1.53%
Large Capitalization Growth – Class C	1,000.00	1,014.56	10.72	2.11%
Mid Capitalization – Class I	1,000.00	1,018.99	6.27	1.23%
Mid Capitalization – Class A	1,000.00	1,017.09	8.18	1.61%
Mid Capitalization – Class C	1,000.00	1,013.87	11.41	2.25%
Small Capitalization – Class I	1,000.00	1,017.11	8.16	1.61%
Small Capitalization – Class A	1,000.00	1,014.99	10.30	2.03%
Small Capitalization – Class C	1,000.00	1,011.85	13.43	2.65%
International Equity – Class I	1,000.00	1,010.59	14.70	2.90%
International Equity – Class A	1,000.00	1,008.57	16.71	3.30%
International Equity – Class C	1,000.00	1,005.55	19.71	3.90%
Health & Biotechnology – Class I	1,000.00	1,015.87	9.41	1.85%
Health & Biotechnology – Class A	1,000.00	1,013.86	11.42	2.25%
Health & Biotechnology – Class C	1,000.00	1,010.85	14.43	2.85%
Technology & Communications – Class I	1,000.00	1,016.26	9.01	1.77%
Technology & Communications – Class A	1,000.00	1,014.24	11.04	2.17%
Technology & Communications – Class C	1,000.00	1,011.22	14.06	2.77%
Energy & Basic Materials – Class I	1,000.00	1,010.68	15.20	3.00%
Energy & Basic Materials – Class A	1,000.00	1,008.07	17.21	3.40%
Energy & Basic Materials – Class C	1,000.00	1,005.04	20.21	4.00%
Financial Services – Class I	1,000.00	1,010.08	15.20	3.00%
Financial Services – Class A	1,000.00	1,008.07	17.21	3.40%
Financial Services – Class C	1,000.00	1,005.04	20.21	4.00%
Investment Quality Bond – Class I	1,000.00	1,012.81	12.48	2.46%
Investment Quality Bond – Class A	1,000.00	1,016.27	9.01	1.77%
Investment Quality Bond – Class C	1,000.00	1,013.20	12.09	2.38%
Municipal Bond – Class I	1,000.00	1,015.63	9.65	1.90%
Municipal Bond – Class A	1,000.00	1,013.61	11.67	2.30%
Municipal Bond – Class C	1,000.00	1,010.59	14.70	2.90%
U.S. Government Money Market – Class I	1,000.00	1,020.90	4.35	0.85%
U.S. Government Money Market – Class A	1,000.00	1,018.89	6.37	1.25%
U.S. Government Money Market – Class C	1,000.00	1,015.87	9.41	1.85%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value -3/1/2017	Value - 8/31/2017	3/1/2017 - 8/31/2017*	[Annualized]
[5% Return Before Expenses] - Table 2 (Continued):
James Alpha Macro - Class A	1,000.00	1,017.64	7.63	1.50%
James Alpha Macro - Class C	1,000.00	1,013.86	11.42	2.25%
James Alpha Macro - Class I	1,000.00	1,018.90	6.36	1.25%
James Alpha Macro - Class S **	1,000.00	1,018.90	6.36	1.25%
James Alpha Global Real Estate Investments - Class A	1,000.00	1,015.17	10.11	1.99%
James Alpha Global Real Estate Investments - Class C	1,000.00	1,011.75	13.54	2.67%
James Alpha Global Real Estate Investments - Class I	1,000.00	1,017.69	7.58	1.49%
James Alpha Global Real Estate Investments - Class S **	1,000.00	1,019.21	7.58	1.19%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	1,011.34	7.55	2.75%
James Alpha Multi Strategy Alternative Income - Class C	1,000.00	1,007.56	7.54	3.50%
James Alpha Multi Strategy Alternative Income - Class I	1,000.00	1,012.60	7.56	2.50%
James Alpha Multi Strategy Alternative Income - Class S **	1,000.00	1,012.60	7.56	2.50%
James Alpha Managed Risk Domestic Equity - Class A	1,000.00	1,012.86	7.56	2.45%
James Alpha Managed Risk Domestic Equity - Class C	1,000.00	1,009.07	7.55	3.20%
James Alpha Managed Risk Domestic Equity - Class I	1,000.00	1,015.17	7.57	1.99%
James Alpha Managed Risk Domestic Equity - Class S **	1,000.00	1,015.17	7.57	1.99%
James Alpha Managed Risk Emerging Markets Equity - Class A	1,000.00	1,012.57	7.56	2.51%
James Alpha Managed Risk Emerging Markets Equity - Class C	1,000.00	1,008.80	7.54	3.26%
James Alpha Managed Risk Emerging Markets Equity - Class I	1,000.00	1,015.18	7.57	1.99%
James Alpha Managed Risk Emerging Markets Equity - Class S **	1,000.00	1,015.17	7.57	1.99%
James Alpha Hedged High Income - Class A	1,000.00	1,013.16	12.13	2.39%
James Alpha Hedged High Income - Class C	1,000.00	1,015.17	10.11	2.99%
James Alpha Hedged High Income - Class I	1,000.00	1,015.17	10.11	1.99%
James Alpha Hedged High Income - Class S **	1,000.00	1,015.17	10.11	1.99%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the days in reporting period).

**	Class S commenced operations on August 17, 2017 and expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (13) divided by the number of days in the fiscal year (365). The hypothetical expenses paid during the period reflect projected activity for the full six month period for the purposes of comparability. This projection assumes that annualized expenses ratios were in effect during the period March 1, 2017 to August 31, 2017.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce E. Ventimiglia, 62 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	President, CEO, & Chairman of the Board of Trustees **	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	24

Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 75 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since September 1994	Consultant to the law and government relations firm of Kelly Cawthorne, PLLC	24	Trustee, Board of Harbor Beach Community Hospital (2011-present)

Udo Koopmann, 76 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired	24	None

Floyd E. Seal, 68 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired. Director of Operations, Pet Goods Manufacturing & Imports (1/2013 – 2/2016); Chief Executive Officer and 100% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA (1992 – 2012)	24	None

Stephen H. Hamrick, 65 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since January 2003	President and Chief Executive Officer, Terra Capital Markets, LLC (January 2011-Present) (broker-dealer); President, Lightstone Value Plus REIT (September 2007-July 2010) (real estate investment trust); President, Lightstone Securities LLC (July 2006- July 2010) (broker-dealer); Managing Director, WP Carey & Co. (2001-2006) (Real Estate Investments and Management); Chairman/President, Carey Financial Corp. (1994-2006) (broker-dealer)	24	None

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 61 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Vice President & Secretary**	Since September 1994	Vice Chairman & Chief Investment Officer of Saratoga Capital Management, LLC	24	None

Jonathan W. Ventimiglia, 34 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer, Chief Compliance Officer (July 2009 – Present), Marketing Associate (August 2005- Present) of Saratoga Capital Management, LLC.	24	None
James S. Vitalie, 57 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Vice President	Since January 2011	Chief Executive Officer of James Alpha Advisors, LLC (September 2015-Present); President of James Alpha Management, LLC (March 2008 – Present); Institutional Group Head of Old Mutual Capital (September 2005 – March 2008)	24	Board Member, The Joshua School (January 2016 – Present)

Michael J. Wagner, 66 c/o Northern Lights Compliance Services, LLC 80 Arkay Dr., Suite 110, Hauppauge, NY 11788	Chief Compliance Officer	Since July 2006	President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present); Senior Vice President of Northern Lights Compliance Services, LLC (2004-2006); Vice President of BluGiant LLC (formerly, GemCom, LLC) (2004-present)	24	None

*	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

**	Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***	Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

Board of Trustees (the “Board”) Meeting of April 11 and 12, 2017 (the “Meeting”)

The Independent Trustees discussed the information received respecting (i) the nature, quality and scope of services provided by Saratoga Capital Management, LLC (“Saratoga”), and James Alpha Advisors, LLC (“James Alpha”) and each Investment Adviser to the Portfolios; (ii) the investment performance of the Portfolios relative to comparable funds; (iii) the costs of services provided and profits realized by Saratoga and James Alpha; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the Portfolios grow and whether fee levels appropriately reflect economies of scale; and (vi) benefits realized by Saratoga and James Alpha from their relationship with the Portfolios.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Board reviewed and considered the nature, quality and scope of services provided by Saratoga. In this regard, Saratoga discussed in detail with the Trustees its methodology for selecting Investment Advisers for the Saratoga Portfolios and the procedures and criteria it utilizes in evaluating the adequacy of each Investment Adviser’s performance. The Trustees concluded that the nature and extent of the services provided by Saratoga were necessary and appropriate for the conduct of the business and investment activities of the Saratoga Portfolios. The Trustees also concluded that the overall quality of the advisory and administrative services were satisfactory.

The Trustees also evaluated the nature, quality and scope of services provided by James Alpha. The Trustees concluded that the nature and extent of the services provided by James Alpha to the James Alpha Portfolios were necessary for the conduct of the business and investment activities of the James Alpha Portfolios. The Trustees also concluded that the overall quality of services provided were satisfactory.

The Trustees also evaluated the quality of the services provided by the Investment Advisers to each Portfolio. The Board concluded that the nature, scope and quality of the services provided by each of the Advisers was satisfactory.

Comparative Performance

The performance of each of the Portfolios was compared to a Lipper or Morningstar Index of funds with investment objectives similar to that of the applicable Portfolio (each, a “benchmark”). Performance was compared over various time periods with an emphasis on longer term performance. The conclusions of the Trustees were as follows:

Large Cap Value. The Trustees noted that M.D. Sass Investors Services, Inc. has been the Investment Adviser to the Portfolio since August 2008 and that the Portfolio performed better than its benchmark from then through February 28, 2015. They further noted that for the last two years ended February 28, 2017 the Portfolio underperformed its benchmark, resulting in the Portfolio slightly underperforming its benchmark from August 2008 through February 28, 2017. The Trustees concluded that the performance of the Portfolio was satisfactory.

Large-Cap Growth. The Trustees noted that Smith Group Asset Management (“Smith Group”) became the Adviser to the Portfolio in December 2015 and that since then through February 28, 2017, the Portfolio had underperformed its benchmark. The Trustees concluded that it was too soon to meaningfully evaluate the Adviser’s performance.

Mid-Cap. The Trustees noted that Vaughn Nelson Investment Management LP became the Investment Adviser to the Portfolio in April 2006 and that since then through February 28, 2017, the Portfolio had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

Small-Cap. The Trustees noted that Zacks Investment Management, Inc. became the Adviser to the Portfolio in August 2015 and that since then through February 28, 2017 the Portfolio had underperformed its benchmark. The Trustees concluded that it is too soon to meaningfully evaluate the Adviser’s performance.

International Equity. The Trustees noted that the current Investment Adviser to the Portfolio, DePrince, Race and Zollo, Inc., was appointed in November 2009 and since then through February 28, 2017 the Portfolio has underperformed its benchmark. The Trustees noted that the Adviser attributes the underperformance largely to the fact that it uses a value style of management and value had been out of favor for a prolonged period in international investing. The Trustees further noted that according to the Adviser, the value style of investing has recently come back into favor in international investing and the Portfolio outperformed its benchmark for the one year period ended February 28, 2017. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Health & Biotechnology. The Trustees noted that the current Adviser to the Portfolio, Oak Associates, ltd. (“Oak”), was appointed in July 2005 and that since then through February 28, 2017 the Portfolio underperformed its benchmark. The Trustees noted that the Adviser attributed the underperformance largely to an underweight position in biotechnology stocks, which the Adviser believed were overvalued when the Advisor underweighted them. The Trustees noted that in Saratoga’s view, healthcare is typically viewed as a defensive stock sector and that as of March 31, 2017, the Portfolio received Lipper’s second highest rating for preservation of capital in its Lipper category. Furthermore, they noted that the Portfolio outperformed its benchmark for the three-year period ended February 28, 2017. In addition, the Trustees noted that the Wall Street Journal named the Portfolio a Ten-Year Top Performer for the ten-year period ended December 31, 2016, as the Portfolio was ranked number 62 out of 6,383 funds in Lipper’s equity funds category. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Technology & Communications. The Trustees noted that Loomis Sayles and Oak took over as Advisers of the Portfolio in August of 2011 and that as of December 29, 2015, Oak became the sole adviser to the Portfolio. They noted that for the one year period ended February 28, 2017 and from August 2011 through February 28, 2017 the Portfolio had outperformed its benchmark. In addition, the Trustees noted that the Wall Street Journal named the Portfolio a Ten-Year Top Performer for the ten-year period ended

December 31, 2016, as the Portfolio was ranked number 20 out of 6,383 funds in Lipper’s equity funds category. The Trustees concluded that the performance of the Portfolio was satisfactory.

Financial Services Portfolio. The Trustees noted that the Adviser to the Portfolio, Smith Group, became the Adviser to the Portfolio in December 2015. The Trustees noted that since then through February 28, 2017 the Portfolio had underperformed its benchmark. The Trustees concluded that it is too soon to meaningfully evaluate performance.

Energy & Basic Materials Portfolio. The Trustees noted that Smith Group became the Adviser to the Portfolio in December 2015. Since then through February 28, 2017, the Portfolio had slightly underperformed its benchmark. The Trustees determined that it was too soon to meaningfully evaluate the performance of the Adviser.

Investment Quality Bond Portfolio. The Trustees noted that Sunnymeath Asset Management, Inc. (“Sunnymeath”) was, upon Board approval, being replaced by Granite Springs Asset Management, LLC (“Granite Springs”) as Adviser to the Portfolio in April 2017. The Portfolio’s portfolio manager at Sunnymeath will continue to be a portfolio manager for the Portfolio at Granite Springs and he will be joined by additional portfolio managers from Granite Springs to manage the Portfolio. The Trustees further noted that Sunnymeath became the Adviser to the Portfolio in August 2015 and that since then through February 28, 2017 the Portfolio had underperformed its benchmark. The Trustees concluded that it is too soon for a meaningful evaluation of Sunnymeath’s performance.

Municipal Bond Portfolio. The Trustees noted that 16th Amendment Advisors LLC (“16th Amendment”) was, upon Board approval, being replaced by Granite Springs as Adviser to the Portfolio in April 2017. The Trustees concluded that it is too soon to meaningfully evaluate performance.

U.S. Government Money Market Portfolio. The Trustees noted that CLS Investments, LLC has been the Adviser to the Portfolio since August 2011 and since then through February 28, 2017 the Portfolio performed virtually even with its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

James Alpha Multi Strategy Alternative Income Portfolio. The Trustees noted that the Portfolio commenced operations on September 29, 2014 and that since then through February 28, 2017 the Portfolio had underperformed its benchmark. The Trustees noted the relatively short performance history and relatively small size of the Portfolio as compared to other funds in the Benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

James Alpha Macro Portfolio. The Trustees noted that James Alpha became the Adviser to the Portfolio in April 2016. The Trustees determined that it was too soon to meaningfully evaluate performance.

James Alpha Managed Risk Domestic Equity Portfolio. The Trustees noted that the Portfolio commenced operation in July 2015 and that since then through February 28, 2017, the Portfolio had outperformed its benchmark. The Trustees determined that it is too soon to meaningfully evaluate performance.

James Alpha Managed Risk Emerging Markets Equity Portfolio. The Trustees noted that the Portfolio commenced operations in July 2015 and that since then through February 28, 2017 the Portfolio had underperformed its benchmark. The Trustees concluded that it was too soon to meaningfully evaluate performance.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for each Portfolio and noted the following: (i) fee rates for the Large Cap Growth, Small Cap and James Alpha Managed Risk Domestic Equity Portfolios were slightly lower than the average of comparable funds; (ii) fee rates for the Large Cap Value, Mid Cap and International Equity Portfolios were slightly higher than the average of comparable funds; and (iii) the fee rates for the Health & Biotechnology, Technology & Communications, Financial Services, Energy & Basic Materials, Investment Quality Bond, Municipal Bond, U.S. Government Money Market, James Alpha Multi Strategy, and James Alpha Managed Risk Emerging Markets Equity Portfolios were higher than the average of comparable funds.

The Trustees noted that most of the Portfolios were considerably smaller than many of the funds in the comparison group and considered, with respect to each Portfolio, the adverse impact of the relatively small sizes of the Portfolios on the costs and profitability of Saratoga and James Alpha. The Trustees also noted that Saratoga has, since 1999, agreed to cap expenses of the Portfolios for which it serves as Manager at specified levels. The Trustees also noted that expense caps are in effect for the Portfolios managed by James Alpha. The Trustees evaluated the impact of these expense caps on the net fees received by Saratoga and James Alpha, respectively. The Trustees concluded, based on the foregoing, that the Management Fee rate with respect to each of the Portfolios was not excessive relative to comparable funds.

The Trustees also evaluated the reasonableness of the fee split between Saratoga and the Investment Adviser to each Portfolio managed by Saratoga. They conducted a similar analysis with respect to the Portfolios managed by James Alpha. In this regard, they considered the nature and scope of the services provided by Saratoga and James Alpha, as the case may be, including (i) ongoing monitoring of portfolio performance, (ii) supervision of outside service providers, (iii) responding to questions from brokers and investment advisers, and (iv) research of Investment Advisers and potential replacement advisers to present to the Trustees for their consideration. The Trustees also took note of Saratoga’s representation that with respect to the more complex portfolios, these services are generally more time consuming.

Economies of Scale

The Trustees determined that, at their current sizes, the Portfolios do not enjoy the benefits of economies of scale.

Profitability of Investment Manager

The Trustees reviewed the profitability data that had been provided by Saratoga and James Alpha. The Trustees noted that the provision of services under the Management Agreements had resulted in a loss to Saratoga and a profit to James Alpha and determined that the profits earned by James Alpha were reasonable in light of the nature and quality of the service provided to the applicable Portfolio. The Trustees considered the financial viability of Saratoga and James Alpha and their ability to continue to provide high quality services and concluded that each organization continues to be capable of and committed to providing high quality services.

Other Benefits

The Trustees considered the benefits obtained by Saratoga and James Alpha and the Investment Advisers from their relationship with the Trust. They noted, in this regard, that Ascent and certain of the Investment Advisers have soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars was generally small and that research services obtained may enhance the ability of the Advisers to provide quality services to the Portfolios. The Trustees noted that Saratoga receives licensing fees from third parties for the use of the Saratoga asset allocation program and in its supervision capacity to the James Alpha Portfolios the Manager receives supervision fees.

Conclusion

Based on the foregoing and such other factors as they deemed relevant, the Independent Trustees determined that continuation of the Management Agreements and the Advisory Agreement for each of the Portfolios is in the best interests of the Portfolios and the shareholders.

Approval of New Advisory Agreements

Investment Quality Bond Portfolio. The Independent Trustees considered whether to approve Granite Springs as the new Investment Adviser to the Investment Quality Bond Portfolio pursuant to a new Advisory Agreement between Saratoga and Granite Springs. The Independent Trustees noted that as a result of the acquisition of Sunnymeath by Granite Springs, the current Advisory Agreement with Sunnymeath will terminate. In evaluating whether to approve the New Advisory Agreement with Granite Springs, the Trustees considered the nature, quality and scope of the services expected to be provided by Granite Springs. In this regard, they took into account the current portfolio manager’s (the “Portfolio Manager”) presentation at the Meeting and his continuing role in managing the Portfolio post-acquisition. They also considered the additional depth that the Granite Springs acquisition of Sunnymeath would bring to the Portfolio management team.

The Trustees noted that the advisory fee payable under the New Advisory Agreement would be identical to the advisory fee paid under the current Advisory Agreement and considered the reasonableness of the fee split between Saratoga and Granite Springs.

Based upon its review of the above factors and all other factors they deemed relevant, the Independent Trustees concluded that approval of the New Advisory Agreement is in the best interest of the Portfolio and its shareholders.

Municipal Bond Portfolio. The Independent Trustees considered whether to approve Granite Springs as the new Investment Adviser to the Municipal Bond Portfolio pursuant to a new Advisory Agreement between Saratoga and Granite Springs. The Board considered the nature, quality and extent of the services to be provided by Granite Springs. In this regard the Trustees took into account the Portfolio Manager’s presentation at the Meeting respecting the capabilities of Sunnymeath (supplemented by the resources of Granite Springs and its parent company) in the municipal bond space and the role of the Portfolio Manager in managing the Portfolio post-acquisition.

The Trustees noted that the advisory fee payable under the New Advisory Agreement will be identical to the advisory fee paid under the current Advisory Agreement and considered the reasonableness of the fee split between Saratoga and Granite Springs.

Based upon its review of the above factors and all other factors they deemed relevant, the Independent Trustees concluded that the New Advisory Agreement with Granite Springs was in the best interests of the Portfolios and its shareholders.

Board of Trustees (the “Board”) Meeting of July 28, 2017 (the “Meeting”)

Independent fund counsel reviewed with the Independent Trustees their responsibilities in considering with respect to the James Alpha Hedged High Income Portfolio (the “Portfolio”) approval of an investment advisory agreement between James Alpha and Coherence Capital Partners LLC (“Coherence”).

The Independent Trustees discussed the information provided by Coherence in response to the Independent Trustees 15(c) request, including background information respecting Coherence. The Independent Trustees considered the nature, quality, and scope of services to be performed by Coherence with respect to each Portfolio and determined that Coherence is well qualified to provide these services. They took into account in this regard, the extensive experience of the Coherence principals in the credit space and the track record of Coherence in long/short credit investing.

The Independent Trustees also considered that the proposed new advisory agreement was substantially on the same terms, including the fee rate, as the other advisory agreements currently in effect with respect to the Portfolio.

Based on the foregoing, the Independent Trustees determined that approval of the proposed advisory agreement was in the best interests of the Portfolio and its shareholders.

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the year ended June 30, 2017 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	Registrant	Advisor
FYE 08/31/17	$122,000.00	$900.00
FYE 08/31/16	$118,220.00	$900.00

(b)	Audit-Related Fees
	Registrant	Advisor
FYE 08/31/17	$0.00	$0.00
FYE 08/31/16	$0.00	$0.00

(c)	Tax Fees
	Registrant	Advisor
FYE 08/31/17	$34,000.00	$600.00
FYE 08/31/16	$33,000.00	$600.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	Registrant	Advisor
FYE 08/31/17	$0.00	$0.00
FYE 08/31/16	$0.00	$0.00

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	Registrant	Advisor
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Advisor
FYE 08/31/2017	$34,000.00	$600.00
FYE 08/31/2016	$33,000.00	$600.00

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of August 31, 2017, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Saratoga Advantage Trust

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 11/09/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Jonathan W. Ventimiglia

Jonathan W. Ventimiglia, Treasurer and Chief Financial Officer

Date 11/09/17

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 11/09/17

* Print the name and title of each signing officer under his or her signature.